UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2009

Date of reporting period:	December 31, 2009

Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Annual Report

DECEMBER 31, 2009

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1

Expense Example		19

Portfolio of Investments:

Money Market		24

Flexible Income		26

Balanced		46

Global Infrastructure		61

Dividend Growth		67

Equally-Weighted S&P 500		71

Capital Growth		81

Focus Growth		84

Capital Opportunities		86

Mid Cap Growth		88

Financial Statements:

Statements of Assets and Liabilities		92

Statements of Operations		94

Statements of Changes in Net Assets		96

Notes to Financial Statements		104

Financial Highlights		142

Report of Independent Registered Public Accounting Firm		151

Trustee and Officer Information		152

Federal Tax Notice		158

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009

Dear Shareholder,

As we entered 2009, the economy was still mired in recession and the financial markets continued to tumble as the credit crisis deepened and consumer confidence hit a new low. As the first quarter progressed, however, signs emerged that the unprecedented monetary and fiscal stimulus measures enacted by global governments and central banks had begun to take hold. Credit conditions became more favorable, thanks in part to the Federal Reserve's zero interest-rate policy and other initiatives to enhance liquidity, while at the same time, the contraction in economic growth appeared to be slowing, all of which served to boost investor confidence and a resurgence in risk appetite. Investors who had fled riskier asset classes in favor of the relatively safe haven of U.S. Treasury and cash-equivalent securities began to pour cash back into the credit and equity markets, sparking a brisk rebound in performance in early March.

Market sentiment continued to improve in the second quarter as encouraging news on the corporate and economic fronts — including better-than-expected corporate earnings and increased manufacturing activity — pointed to a potential economic recovery, propelling the markets higher. Although weak spots in the economy remained, most notably high unemployment and the still-languishing housing market, initial gross domestic product (GDP) estimates for the third quarter moved into positive territory, further stoking investor confidence. The rally continued to gain momentum through the third and fourth quarters and by year end, both the stock and bond markets had made a dramatic comeback, with many of the most beaten down sectors in 2008 posting the largest gains for the year.

While 2009 was certainly a remarkable year for the markets and the economy appears to be back on the path to expansion, concerns remain about the strength of the recovery going forward as the government begins winding down its various support programs and unemployment continues to hover near 10%.

Domestic Equity Overview

For the year overall, domestic equities were up 26.46% as measured by the S&P 500® Index. Performance was led by the most beaten-down sectors of the previous year, including sectors with greater economic sensitivity (cyclicals) and/or reliance on commodity prices. Within those sectors, lower quality, higher beta (more volatile) stocks tended to outperform.

In particular, financials, materials, information technology, and consumer discretionary were all among the top performing groups in 2009. Within financials, banks and diversified financial companies saw strong comebacks as government interventions helped stabilize the financial system and credit markets. Furthermore, companies with capital markets exposure were bolstered by the markets' rally. The materials sector gained on the back of rising commodity prices, as increasing optimism for a global economic recovery

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

drove expectations of rising demand for commodities. The information technology and consumer discretionary sectors performed well as investors began to anticipate a return to economic expansion and an eventual increase in spending by corporations and consumers.

Not surprisingly, the sectors left behind in 2009's rally were those that had outperformed in 2008: the defensive (or less economically sensitive) sectors such as health care, telecommunications services, and utilities. Although there were areas of strength within each sector, including several high-profile acquisitions in the pharmaceuticals industry, investors generally rotated out of these defensive sectors into riskier areas of the market as it became clearer that an economic depression had been averted and that the worst had passed. However, all sectors, including the laggards, posted positive returns for the 12-month period.

Fixed Income Overview

Within the fixed income market, spread (or non-government) sectors rebounded strongly in 2009, with the riskiest segments of the market staging the most impressive rallies. Although Treasury securities performed well early in the year, as investors assumed more risk and shifted to other sectors, performance lagged and yields moved markedly higher. As of year end, yields on 2-, 5-, 10-, and 30-year Treasuries were approximately 37, 113, 162, and 196 basis points higher, respectively, than at the end of 2008.

The agency sector performed relatively well, thanks in part to growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the Temporary Liquidity Guarantee Program. The Federal Reserve's program of purchasing large quantities of agency mortgage-backed securities (MBS) and investors' increasing confidence in credit-related securities led to much strong performance for the residential mortgage sector. Despite lower rates and the Home Affordable Modification Program, refinancing activity remained low and mortgage prepayment speed only modestly increased.

The corporate credit sector benefited from a significant tightening in yield spreads (an indication of investors' willingness to assume credit risk), particularly within the lower quality, higher yielding segment. The Barclays Capital Corporate Bond Index, which is generally representative of the investment grade corporate credit market, returned 18.68% for the year. The best performing sectors were those with the widest yield spreads at the start of 2009: real estate investment trusts (REITs), metals/mining, life insurance, financials and telecommunications. The high yield corporate credit market made an even more dramatic comeback, posting a record 58.76% return for the year, as measured by the Barclays Capital U.S. Corporate High Yield -2% Issuer Cap Index. The lowest quality bonds delivered the best performance; CCC rated issues were up over 90%, easily outperforming better quality BB and B rated issues, which returned 46%

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

and 45%, respectively. From an industry perspective, financials and insurance were the top performers while the utility and consumer non-cyclical industries trailed.

Money market liquidity improved significantly during the year and as a result, the 3-month London Interbank Offered Rate (LIBOR), a benchmark for short-term interest rates, fell roughly 1.17% to end the year at 0.25%. The decline is indicative of improving financial conditions as the various government-sponsored programs reinvigorated financing activity. As the financial markets moved closer to normalcy, usage of the government-sponsored liquidity programs materially declined. Nonetheless, the Federal Reserve Board of Governors approved the extension of and modifications to a number of these programs until February 1, 2010 in an effort to promote financial stability and support the flow of credit to households and businesses.

International Equity Overview

International equities also came back strongly starting in mid-March, supported by significant monetary and fiscal stimulus by governments and central banks around the world. As in the U.S., cyclical sectors (such as materials, financials and consumer discretionary) led the recovery globally while the more defensive health care, telecommunications and utilities sectors lagged.

On a regional basis, the emerging markets again outperformed developed markets in 2009, propelled by more stable banking systems and healthier corporate and government balance sheets in several emerging market countries, a low interest rate environment, and positive economic momentum from China. Within developed markets, Asia ex-Japan and Europe each posted double-digit gains, while Japan was the notable laggard, with a single-digit return for the year.

In Europe, the economic outlook continued to brighten but concerns about the pace of deleveraging remained. Although European bank stocks rebounded strongly during the year as governments and central banks across the region took extraordinary measures to stabilize the financial system, investors began to worry about what may happen once these measures are removed. Moreover, investors are questioning the effect that large government deficits might have on European economies going forward, particularly in Greece, Spain, and the U.K.

Japan benefited in the first half of the year from the return of investors' risk appetites. Investors rotated into Japan, attracted to its highly cyclical nature. But political noise in the second half of the year, combined with a stronger yen, mounting deflationary pressure and a stream of equity finance announcements slowed the market's advance. However, in December, Japanese equities reversed course as some of these concerns abated, the yen weakened, mid-year earnings announcements were solid, and the government and Bank of Japan took coordinated actions to fuel the economy.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009

Balanced Portfolio

For the 12-month period ended December 31, 2009, Select Dimensions — Balanced Portfolio Class X shares produced a total return of 19.48%, underperforming the Russell 1000® Value Index (the "Index"), which returned 19.69%, and outperforming the Barclays Capital U.S. Government/Credit Index, which returned 4.52%. For the same period, the Portfolio's Class Y shares returned 19.07%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Within the stock portfolio, relative outperformance versus the Russell 1000® Value Index during period was driven by the energy sector, especially exploration and production (E&P) companies. E&P companies benefited from rising energy prices and the improving economic environment, whereas integrated oil companies (which we deemphasized in the portfolio) lagged the broad sector. Although we increased the Portfolio's exposure to the energy sector overall, the sector remained a relative underweight.

Health care also contributed to outperformance during the period. The Portfolio has historically maintained an overweight in the sector; however, over the past 12 months the weight has declined.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	19.48%	3.23%	4.03%	7.31%
Class Y	19.07%	2.96%	—	4.44%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Most of the exposure in health care had been in the pharmaceutical industry and the Portfolio benefited from holding two companies that were targeted for acquisition. Given the relative strength in health care over the preceding fiscal year and the merger and acquisition tailwind in pharmaceuticals in this fiscal year, we reduced the Portfolio's exposure in the sector and used the proceeds to invest in other areas we believed had better risk/reward opportunities.

In the technology sector, exposure to both software and services, and semiconductors, added to relative gains. In software and services, we bought an undervalued Internet company undergoing a management change. The company's stock price appreciated as the new management drove revenue growth and sold a non-core asset.

However, the financials sector was the largest relative detractor during the review period. The Portfolio has maintained a significant underweight in financials versus the Index for some time, which benefited the portfolio significantly in 2007 and 2008. However, over the past 12 months, and specifically from March through May, financial stocks rebounded from their earlier dramatic decline. The Portfolio's exposure has been focused on financial companies that we believe possess conservative balance sheets and appropriate risk/return characteristics, and these companies did not participate in the rally to the degree that others in the sector did. In particular, the Portfolio was underexposed to the banks and diversified financials that rebounded most strongly during the period. The underexposure was based on our concerns regarding quality of balance sheets, uncertainty regarding additional capital requirements and incremental dividend cuts, and the unpredictability of government influence.

The materials sector also dampened relative gains. The Portfolio's underweight in the sector meant that it had less exposure to these economically sensitive stocks, which performed well as the market rebounded.

Within the fixed income portfolio, relative to the Barclays Capital U.S. Government/Credit Index, overweight allocations to the banking, food and beverage, insurance and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Capital Growth Portfolio

For the 12-month period ended December 31, 2009, Select Dimensions — Capital Growth Portfolio Class X shares produced a total return of 66.17%, outperforming the Russell 1000® Growth Index (the "Index"), which returned 37.21%. For the same period, the Portfolio's Class Y shares returned 65.68%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in consumer discretionary had the largest positive effect on relative performance. Within the sector, outperformance was driven by the diversified retail industry. Stock selection in technology also produced relative gains, but was slightly offset by the negative impact of an underweight in the sector. The computer services software and systems industry led performance within the sector. Both stock selection and an overweight in financial services added to relative performance. Here, exposure to the securities brokerage and services industry was the primary contributor.

Although the Portfolio outperformed the Index, one area was detrimental to overall performance. Stock selection in materials and processing detracted from relative performance, despite the benefit of an

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	66.17%	4.54%	–0.82%	6.28%
Class Y	65.68%	4.27%	—	–1.98%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

overweight position in the sector. The sole underperformer was in the building materials industry.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Capital Opportunities Portfolio

For the 12-month period ended December 31, 2009, Select Dimensions — Capital Opportunities Portfolio Class X shares produced a total return of 69.79%, outperforming the Russell 3000® Growth Index (the "Index"), which returned 37.01%. For the same period, the Portfolio's Class Y shares returned 69.28%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in technology was the largest positive contributor to relative performance, although it was partially offset by the negative effect of an underweight there. The computer services, software and systems industry led performance within the sector. Stock selection in consumer discretionary also had a positive effect on relative performance, driven by the diversified retail industry. Both stock selection and an overweight in financial services added to relative performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	69.79%	6.43%	–4.76%	2.88%
Class Y	69.28%	6.14%	—	–6.63%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of January 21, 1997 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Here, exposure to the financial data and systems industry was the primary contributor.

Although the Portfolio outperformed the Index, one area was detrimental to overall performance. Stock selection in materials and processing detracted from relative performance, despite the benefit of an overweight position in the sector. While none of our holdings had negative returns, they did not keep pace with the stronger performing industries within the sector. In particular, the paper and chemicals industries, in which the Portfolio had no exposure, saw large rebounds in 2009.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Dividend Growth Portfolio

For the 12-month period ended December 31, 2009, Select Dimensions — Dividend Growth Portfolio Class X shares produced a total return of 24.39%, underperforming the S&P 500® Index (the "Index"), which returned 26.46%. For the same period, the Portfolio's Class Y shares returned 24.11%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	24.39%	–0.70%	0.89%	7.26%
Class Y	24.11%	–0.95%	—	1.45%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

The main detractors from relative performance were stocks in the capital goods and technology sectors.

However, other positions benefited relative returns. The main contributors to relative performance were stocks in the shelter, health care, and consumer services sectors. In addition, an overweight position in the finance sector further added value to the Portfolio's relative returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Equally-Weighted S&P Portfolio

For the 12-month period ended December 31, 2009, Select Dimensions — Equally-Weighted S&P Portfolio Class X shares produced a total return of 45.08%, underperforming the Standard & Poor's Equal Weight Index (the "Index"), which returned 46.31%. For the same period, the Portfolio's Class Y shares returned 44.79%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The year began with a rough start, with woes in the financial system and significant declines in economic activity across all sectors and segments of the economy. Unemployment kept rising, while consumer confidence and spending collapsed. The

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	45.08%	1.95%	4.99%	9.29%
Class Y	44.79%	1.69%	—	4.91%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's Equal Weight Index (S&P EWI) is the equally-weighted version of the widely regarded S&P 500® Index, which measures 500 leading companies in leading U.S. industries. The S&P EWI has the same constituents as the capitalization-weighted S&P 500® Index, but each company in the S&P EWI is allocated a fixed weight, rebalancing quarterly. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

recession, which spread beyond the U.S. into developed and emerging markets as well, has been the worst since the Great Depression. The U.S. equity market continued to tumble, reaching its lowest point of the year in March.

However, as a result of the truly unprecedented global policy response by governments and central banks in the first half of 2009, so-called "green shoots" — tentative signs of improvement in quite a few economic indicators — began to appear. Late summer saw a stabilization of housing prices, a decline in inventories and positive industrial production. Since early March markets have embarked on a sizeable rally following a slow stream of positive news through the end of the year. Although unemployment remains high (at 10 percent in December), the consensus at the end of the period seems to be that the global economy is in the early stage of an upturn and the recession is over.

Within the Index and therefore the Portfolio, all ten sectors had positive absolute performance during the 12-month period, posting double-digit returns. The best performing sectors were information technology, materials and consumer discretionary. Rising commodity prices in 2009 led to improvement in the performance of the materials and energy sectors. The financials sector rebounded as a result of government intervention.

Other performance trends within the Portfolio and the Index during the period included the outperformance of growth stocks within every capitalization segment, as well as the outperformance of small-cap stocks.

Since the Index and the Portfolio are equally-weighted, the overall contribution of each sector reflects its absolute performance. As such, the consumer discretionary and information technology sectors contributed the most to the Portfolio's return, while the utilities sector was the largest detractor.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Flexible Income Portfolio

For the 12-month period ended December 31, 2009, Select Dimensions — Flexible Income Portfolio Class X shares produced a total return of 19.77%, outperforming the Barclays Capital Intermediate U.S. Government/Credit Index (the "Index"), which returned 5.24%. For the same period, the Portfolio's Class Y shares returned 19.45%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The primary contributor to the Portfolio's outperformance of the Index was its position in high yield corporate credit, a sector not represented in the Index. High yield corporate bonds rebounded strongly during the year, outpacing investment grade corporate bonds. Additionally, within high yield, overweight allocations to the energy, utilities and basic industry sectors were additive to performance.

Within investment-grade corporate credits, selected overweights in banking, food and beverage, insurance and media were additive to relative returns as significant spread tightening in these sectors led to their strong performance. The Portfolio's position in emerging market debt was another significant contributor to outperformance. Spreads in this sector narrowed considerably during the year.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	19.77%	1.19%	2.50%	3.47%
Class Y	19.45%	0.96%	—	2.41%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

However, an underweight in government agency debentures detracted slightly from relative performance. Spreads in this sector also tightened during the year and the Portfolio's lower relative exposure kept it from more fully benefiting from the sector's strong performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Focus Growth Portfolio

For the 12-month period ended December 31, 2009, Select Dimensions — Focus Growth Portfolio Class X shares produced a total return of 71.83%, outperforming the Russell 1000® Growth Index (the "Index"), which returned 37.21%. For the same period, the Portfolio's Class Y shares returned 71.43%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection and an overweight in technology by far was the largest positive contributor to relative performance. The computer services, software and systems industry led performance within the sector. Stock selection in consumer discretionary also had a positive effect on relative performance, although an overweight there slightly detracted. Within the

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	71.83%	3.30%	–2.06%	8.52%
Class Y	71.43%	3.05%	—	–2.42%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

sector, outperformance was driven by the diversified retail industry. Both stock selection and an overweight in financial services added to relative performance. Here, exposure to the securities brokerage and services industry was the primary contributor.

Although the Portfolio outperformed the Index, one area was detrimental to overall performance. Stock selection in materials and processing detracted from relative performance, despite the benefit of an overweight position in the sector. While none of our holdings had negative returns, they did not keep pace with the stronger performing industries within the sector. In particular, the diversified chemicals and copper industries, in which the Portfolio had no exposure, saw large rebounds in 2009.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2009, Select Dimensions — Global Infrastructure Portfolio Class X shares produced a total return of 18.47%, underperforming the S&P 500® Utilities Index/S&P Global Infrastructure Index (the "Index"), which returned 25.28%, and the S&P Global BMI Index, which returned 37.76%. For the same period, the Portfolio's Class Y shares returned 18.18%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	18.47%	5.91%	1.52%	8.85%
Class Y	18.18%	5.65%	—	0.77%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index for periods from the Fund's inception to and including November 5, 2008 (the date the Fund completed implementation of the change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 21 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Relative to the Index, the primary detractors from performance were the Portfolio's positions in transportation infrastructure, energy transportation, and gas utilities. An underweight in transportation infrastructure detracted from returns as this was the leading sector within the Index and our lower exposure there kept the Portfolio from more fully benefiting from its strong performance. An underweight in energy transportation also hindered relative performance, as did security selection within the sector. Lastly, the Portfolio's exposure to gas utilities, which are not represented in the Index, was disadvantageous as this segment underperformed for the period.

Other positions, however, were additive to relative performance. Among the top contributors to relative returns was security selection within the utilities sector. In particular, security selection in independent power producers and energy traders boosted returns. Security selection in electric utilities also enhanced returns, as did an underweight allocation there, given that electric utilities stocks overall underperformed the broader utilities sector. Favorable security selection in multi-utilities was the third largest contributor to relative performance for the year.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

Mid Cap Growth Portfolio

For the 12-month period ended December 31, 2009, Select Dimensions — Mid Cap Growth Portfolio Class X shares produced a total return of 60.45%, outperforming the Russell Midcap® Growth Index (the "Index"), which returned 46.29%. For the same period, the Portfolio's Class Y shares returned 60.04%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection and an overweight in consumer discretionary had a positive effect on relative performance, due to exposure to the leisure time industry. Stock selection in technology also added to relative gains, although an underweight there slightly detracted. Within the sector, the computer services, software and systems industry was the leading contributor. Additionally, stock selection and an overweight in producer durables bolstered relative performance. Here, the commercial services industry outperformed the Index.

Conversely, both stock selection and an underweight in the materials and processing sector had a negative impact on relative performance. The sole detractor was in the building materials industry. Stock selection in energy also underperformed, despite the benefit of an

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception*
Class X	60.45%	6.12%	–0.17%	9.72%
Class Y	60.04%	5.86%	—	0.67%

(1)  Ending value on December 31, 2009 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

overweight in the sector. While none of our energy holdings (largely in the natural gas industry) detracted from relative performance, they did not perform as well as other industries within the overall sector. By comparison, the coal industry, in which the Portfolio did not have exposure, experienced a large rebound throughout the year. Stock selection and an overweight in financial services dampened relative performance. Within the sector, the asset management and custodian industry was the leading detractor.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2009, Select Dimensions — Money Market Portfolio had net assets of approximately $142 million with an average portfolio maturity of 35 days. For the seven-day period ended December 31, 2009, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.37% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.37% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2009, the Portfolio's Class X shares returned 0.03%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2009, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.62% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.62% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2009, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the reporting period, we continued to place a strong emphasis on purchasing high quality corporate, financial, and banking obligations. We focused on maintaining high levels of liquidity and a short weighted

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

average maturity to guard against the uncertainty caused by volatility in the financial markets. In addition, valuations have become very expensive with technical factors driving down absolute levels as well as tightening spreads dramatically versus historical levels. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and very high liquidity, and as in the past, we adhered to a conservative approach. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our high standards of minimal credit risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Randy Takian
President and Principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2009 continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2009

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/09 – 12/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2009 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (0.01% return)	$1,000.00	$1,000.10	$1.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.74	$1.48
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$1.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.74	$1.48

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.29% and 0.29% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.60% and 0.85% for Class X and Class Y shares, respectively. These figures reflect fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.02%.

Flexible Income

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (9.75% return)	$1,000.00	$1,097.50	$4.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.62	$4.63
Class Y
Actual (9.62% return)	$1,000.00	$1,096.20	$6.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.90

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.91% and 1.16% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Balanced

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (19.31% return)	$1,000.00	$1,193.10	$4.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.27	$3.97
Class Y
Actual (19.10% return)	$1,000.00	$1,191.00	$5.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.01	$5.24

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.78% and 1.03% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.79% and 1.04% for Class X and Class Y shares, respectively.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2009 continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (17.03% return)	$1,000.00	$1,170.30	$7.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$7.12
Class Y
Actual (16.89% return)	$1,000.00	$1,168.90	$9.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.89	$8.39

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.40% and 1.65% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (21.32% return)	$1,000.00	$1,213.20	$3.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.63	$3.62
Class Y
Actual (21.19% return)	$1,000.00	$1,211.90	$5.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.37	$4.89

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.71% and 0.96% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Equally-Weighted S&P 500

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (28.92% return)	$1,000.00	$1,289.20	$2.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.44	$1.79
Class Y
Actual (28.87% return)	$1,000.00	$1,288.70	$3.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.35% and 0.60% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2009 continued

Capital Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (31.25% return)	$1,000.00	$1,312.50	$5.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual (31.12% return)	$1,000.00	$1,311.20	$6.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.90% and 1.15% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Focus Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (32.06% return)	$1,000.00	$1,320.60	$4.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.32	$3.92
Class Y
Actual (31.82% return)	$1,000.00	$1,318.20	$5.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.06	$5.19

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.77% and 1.02% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.78% and 1.03% for Class X and Class Y shares, respectively.

Capital Opportunities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (29.37% return)	$1,000.00	$1,293.70	$7.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.06	$6.21
Class Y
Actual (29.11% return)	$1,000.00	$1,291.10	$8.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.80	$7.48

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.22% and 1.47% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.23% and 1.48% for Class X and Class Y shares, respectively.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2009 continued

Mid Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class X
Actual (28.87% return)	$1,000.00	$1,288.70	$4.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33
Class Y
Actual (28.69% return)	$1,000.00	$1,286.90	$6.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.66	$5.60

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.85% and 1.10% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market

Portfolio of Investments ■ December 31, 2009

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (33.9%)
$18,064	Barclays Capital Inc. (dated 12/31/09; proceeds $18,064,000; fully collateralized by Government National Mortgage Assoc. 6.00% due 09/15/39; valued at $18,605,920)	0.00%	01/04/10	$18,064,000
30,000	BNP Paribas Securities (dated 12/31/09; proceeds $30,000,000; fully collateralized by Federal Home Loan Mortgage Corp. 5.89% due 12/01/36 and Federal National Mortgage Assoc. 6.37% due 05/01/36; valued at $30,900,000)	0.00	01/04/10	30,000,000
	Total Repurchase Agreements (Cost $48,064,000)			48,064,000
	Commercial Paper (27.5%)
	Domestic Bank (3.5%)
5,000	J.P. Morgan Chase and Co.	0.06	01/04/10	4,999,975
	International Banks (24.0%)
7,000	DNB NOR Bank ASA (a)	0.21	02/12/10	6,998,285
7,000	Intesa Funding LLC	0.20 - 0.25	01/19/10 - 03/29/10	6,997,283
6,000	Lloyds TSB Bank PLC	0.55	04/15/10	5,990,467
7,000	National Australia Funding (a)	0.20	01/27/10	6,998,989
5,000	Rabobank Nederland	0.24	03/29/10	4,997,100
2,000	Societe Generale N.A.	0.26	03/16/10	1,998,931
				33,981,055
	Total Commercial Paper (Cost $38,981,030)			38,981,030
	Certificates of Deposit (20.5%)
	International Banks
5,000	Banco Bilbao Vizcaya Argentaria - NY	0.35	03/29/10	5,000,060
8,000	Barclays Bank PLC - NY	0.75	02/11/10	8,000,000
7,000	Calyon North America, Inc.	0.22	03/03/10	7,000,000
5,000	Nordea Bank AB	0.19	01/15/10	5,000,000
4,000	Royal Bank of Scotland PLC	0.28	02/09/10	4,000,000
	Total Certificates of Deposit (Cost $29,000,060)			29,000,060

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Floating Rate Notes (13.4%)
	International Banks (7.1%)
$5,000	Westpac Banking Corp. (a)	0.28	(b)%	03/08/10(c)	$5,000,000
5,000	Societe Generale N.Y., Inc.	0.38	(b)	02/05/10(c)	5,000,000
					10,000,000
	U.S. Government Agency (6.3%)
9,000	Federal Home Loan Banks	0.08	(b)	02/08/10(c)	8,996,715
	Total Floating Rate Notes (Cost $18,996,715)				18,996,715
	Short-Term Bank Note (4.9%)
	Domestic Bank
7,000	Bank of America N.A. (Cost $7,000,000)	0.23		02/17/10	7,000,000
	Total Investments (Cost $142,041,805) (d)			100.2%	142,041,805
	Liabilities in Excess of Other Assets			(0.2)	(255,602)
	Net Assets			100.0%	$141,786,203

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Rate shown is the rate in effect at December 31, 2009.

  (c)  Date of next interest rate reset.

  (d)  Cost is the same for federal income tax purposes.

MATURITY SCHEDULE†

1 - 30 Days	48%
31 - 60 Days	28
61 - 90 Days	20
91 - 120 Days	4
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Foreign Government & Corporate Bonds (18.0%)
		Argentina (0.3%)
		Foreign Government Obligations
	$202	Argentina Bonos	0.943	(a)%	08/03/12	$69,841
	20	Argentina Government International Bond	8.28		12/31/33	15,278
		Total Argentina				85,119
		Australia (0.5%)
		Brewery (0.1%)
	35	FBG Finance Ltd. (144A) (b)	5.125		06/15/15	36,270
		Commercial Banks Non-U.S. (0.3%)
	100	National Australia Bank Ltd. (144A) (b)	3.375		07/08/14	100,946
		Diversified Minerals (0.1%)
	20	Rio Tinto Finance USA Ltd.	9.00		05/01/19	25,354
		Total Australia				162,570
		Belgium (0.3%)
		Food - Retail
	70	Delhaize Group SA	5.875		02/01/14	75,249
		Bermuda (0.4%)
		Multi-line Insurance
	150	Catlin Insurance Co. Ltd. (144A) (b)	7.249	(a)	12/31/49(c)	111,000
		Brazil (1.6%)
		Foreign Government Obligations
	200	Banco Nacional de Desenvolvimento Economico e Social (144A) (b)	6.369		06/16/18	215,250
BRL	120	Brazil Notas do Tesouro Nacional Serie F	10.00		01/01/17	62,673
	$150	Brazilian Government International Bond	5.875		01/15/19	160,500
	10	Brazilian Government International Bond	7.125		01/20/37	11,525
	30	Brazilian Government International Bond	11.00		08/17/40	40,125
		Total Brazil				490,073
		Canada (1.8%)
		Agricultural Chemicals (0.2%)
	20	Potash Corp. of Saskatchewan, Inc.	4.875		03/30/20	19,772
	40	Potash Corp. of Saskatchewan, Inc.	5.875		12/01/36	39,512
	10	Potash Corp. of Saskatchewan, Inc.	6.50		05/15/19	11,095
						70,379
		Diversified Manufactured Operation (0.7%)
	200	Bombardier, Inc. (144A) (b)	6.30		05/01/14	199,000

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Diversified Minerals (0.4%)
$105	Teck Resources Ltd.	10.25%%	05/15/16	$122,850
	Pipelines (0.4%)
120	Kinder Morgan Finance Co. ULC	5.70	01/05/16	115,800
	Real Estate Operation/Development (0.1%)
10	Brookfield Asset Management, Inc.	5.80	04/25/17	9,125
25	Brookfield Asset Management, Inc.	7.125	06/15/12	26,259
				35,384
	Total Canada			543,413
	Cayman Islands (0.7%)
	Aerospace/Defense (0.2%)
50	Systems 2001 Asset Trust (144A) (b)	6.664	09/15/13	51,053
	Diversified Minerals (0.2%)
50	Vale Overseas Ltd.	5.625	09/15/19	50,737
10	Vale Overseas Ltd.	6.875	11/10/39	10,117
				60,854
	Oil & Gas Drilling (0.1%)
30	Transocean, Inc.	6.00	03/15/18	32,060
	Oil Company - Integrated (0.2%)
55	Petrobras International Finance Co.	5.75	01/20/20	56,226
	Total Cayman Islands			200,193
	Dominican Republic (0.0%)
	Foreign Government Obligation
5	Dominican Republic International Bond	9.04	01/23/18	5,950
	France (0.3%)
	Multimedia (0.1%)
40	Vivendi (144A) (b)	6.625	04/04/18	43,421
	Seismic Data Collection (0.1%)
25	Cie Generale de Geophysique-Veritas	7.50	05/15/15	24,938
	Telephone - Integrated (0.1%)
15	France Telecom SA	8.50	03/01/31	20,018
	Total France			88,377
	Ghana (0.3%)
	Foreign Government Obligation
100	Republic of Ghana (144A) (b)	8.50	10/04/17	102,750

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Indonesia (0.9%)
		Foreign Government Obligations (0.8%)
	$100	Indonesia Government International Bond	7.75%		01/17/38	$113,500
	100	Indonesia Government International Bond (144A) (b)	11.625		03/04/19	144,000
						257,500
		Paper & Related Products (0.1%)
	264	Tjiwi Kimia Finance BV	0.00		04/29/27	4,613
	19	Tjiwi Kimia Finance BV	2.285	(a)	04/29/15	4,256
	107	Tjiwi Kimia Finance BV	2.287	(a)	04/29/18	18,677
						27,546
		Total Indonesia				285,046
		Luxembourg (2.1%)
		Diversified Manufactured Operation (0.5%)
	155	Tyco Electronics Group SA	5.95		01/15/14	162,271
		Steel - Producers (0.6%)
	130	ArcelorMittal	9.85		06/01/19	168,418
		Telecommunication Services (0.6%)
	180	Wind Acquisition Finance SA (144A) (b)	12.00		12/01/15	193,500
		Telephone - Integrated (0.4%)
	80	Telecom Italia Capital SA	6.999		06/04/18	88,165
	30	Telecom Italia Capital SA	7.175		06/18/19	33,504
						121,669
		Total Luxembourg				645,858
		Mexico (1.1%)
		Foreign Government Obligations
MXN	320	Mexican Bonos (Series M 20)	10.00		12/05/24	28,091
	880	Mexican Bonos (Series M 30)	8.50		11/18/38	65,576
	$100	Mexico Government International Bond (Series A)	6.75		09/27/34	106,000
	20	United Mexican States	6.05		01/11/40	19,326
	98	United Mexican States (Series E)	5.95		03/19/19	104,125
		Total Mexico				323,118
		Netherlands (1.7%)
		Electric - Generation (0.5%)
	130	Intergen (144A) (b)	9.00		06/30/17	136,175
		Electronic Component (0.1%)
	40	Koninklijke Philips Electronics N.V.	5.75		03/11/18	42,632

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Oil Company - Exploration & Production (0.7%)
$200	KazMunaiGaz Finance Sub BV (144A) (b)	9.125%	07/02/18	$223,000
	Telephone - Integrated (0.4%)
25	Deutsche Telekom International Finance BV	8.75	06/15/30	32,239
70	Telefonica Europe BV	8.25	09/15/30	87,392
				119,631
	Total Netherlands			521,438
	Peru (0.6%)
	Foreign Government Obligations
40	Peruvian Government International Bond	7.125	03/30/19	46,200
10	Peruvian Government International Bond	7.35	07/21/25	11,500
96	Peruvian Government International Bond	8.75	11/21/33	125,280
	Total Peru			182,980
	Philippines (0.4%)
	Foreign Government Obligation
87	Philippine Government International Bond	8.875	03/17/15	105,922
	Russia (1.1%)
	Foreign Government Obligations
154	Russian Foreign Bond - Eurobond	7.50	03/31/30	174,586
7	Russian Foreign Bond - Eurobond	8.25	03/31/10	7,292
90	Russian Foreign Bond - Eurobond	12.75	06/24/28	153,450
	Total Russia			335,328
	Singapore (0.2%)
	Electronic Component
53	Flextronics International Ltd.	6.50	05/15/13	53,398
	South Korea (0.1%)
	Foreign Government Obligation
20	Republic of Korea	5.75	04/16/14	21,903
	Switzerland (0.5%)
	Commercial Banks - Eastern U.S. (0.4%)
110	Credit Suisse	5.30	08/13/19	113,179
15	Credit Suisse	6.00	02/15/18	15,720
				128,899
	Oil - Field Services (0.1%)
20	Weatherford International Ltd.	9.625	03/01/19	24,974
	Total Switzerland			153,873

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
		Turkey (1.1%)
		Foreign Government Obligations
TRY	100	Turkey Government Bond	0.00%	05/11/11	$59,892
	40	Turkey Government Bond	11.00	08/06/14	27,365
	30	Turkey Government Bond	16.00	03/07/12	22,619
	$100	Turkey Government International Bond	6.75	04/03/18	109,000
	17	Turkey Government International Bond	6.875	03/17/36	17,382
	15	Turkey Government International Bond	8.00	02/14/34	17,400
	27	Turkey Government International Bond	11.00	01/14/13	32,602
	19	Turkey Government International Bond	11.875	01/15/30	30,780
		Total Turkey			317,040
		United Kingdom (1.1%)
		Advertising Services (0.4%)
	100	WPP Finance	8.00	09/15/14	113,839
		Commercial Banks - Non-U.S. (0.2%)
	65	Barclays Bank PLC	6.75	05/22/19	72,631
		Telephone - Integrated (0.4%)
	8	Virgin Media Finance PLC	8.75	04/15/14	8,300
	100	Virgin Media Finance PLC	9.125	08/15/16	105,875
					114,175
		Tobacco (0.1%)
	30	BAT International Finance PLC (144A) (b)	9.50	11/15/18	38,157
		Total United Kingdom			338,802
		Uruguay (0.0%)
		Foreign Government Obligation
	10	Uruguay Government International Bond	8.00	11/18/22	11,500
		Venezuela (0.9%)
		Foreign Government Obligations
	20	Venezuela Government International Bond	6.00	12/09/20	11,100
	150	Venezuela Government International Bond	7.65	04/21/25	88,875
	50	Venezuela Government International Bond	8.50	10/08/14	39,625
	10	Venezuela Government International Bond	9.00	05/07/23	6,775
	50	Venezuela Government International Bond	9.25	09/15/27	36,750
	30	Venezuela Government International Bond	9.25	05/07/28	20,325
	80	Venezuela Government International Bond	10.75	09/19/13	70,800
		Total Venezuela			274,250
		Total Foreign Government & Corporate Bonds (Cost $5,219,929)			5,435,150

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Domestic Corporate Bonds (46.9%)
	Advanced Materials/Products (0.1%)
$40	Hexcel Corp.	6.75%	02/01/15	$38,600
	Agricultural Operations (0.1%)
25	Bunge Ltd. Finance Corp.	8.50	06/15/19	28,545
	Auto - Cars/Light Trucks (0.1%)
30	Daimler Finance North America LLC	7.30	01/15/12	32,630
	Auto - Medium & Heavy Duty Trucks (0.2%)
70	Navistar International Corp.	8.25	11/01/21	72,100
	Beverages - Wine/Spirits (0.5%)
155	Constellation Brands, Inc.	7.25	05/15/17	157,906
	Brewery (0.2%)
45	Anheuser-Busch InBev Worldwide, Inc. (144A) (b)	5.375	11/15/14	47,695
	Building Product - Cement/Aggregation (0.2%)
20	CRH America, Inc.	6.00	09/30/16	20,918
25	Holcim US Finance Sarl & Cie SCS (144A) (b)	6.00	12/30/19	26,071
				46,989
	Building - Residential/Commercial (0.3%)
75	K Hovnanian Enterprises, Inc. (144A) (b)	10.625	10/15/16	78,750
	Cable/Satellite TV (2.9%)
130	Charter Communications Operating LLC/Charter Communications Operating Capital (144A) (b)	10.875	09/15/14	146,250
65	Comcast Corp.	5.70	05/15/18	68,445
30	COX Communications, Inc. (144A) (b)	8.375	03/01/39	37,472
305	CSC Holdings, Inc. (144A) (b)	8.625	02/15/19	329,781
40	DIRECTV Holdings LLC / Financing Co., Inc.	7.625	05/15/16	43,756
65	DISH DBS Corp.	6.625	10/01/14	65,731
90	DISH DBS Corp.	7.00	10/01/13	93,038
40	Time Warner Cable, Inc.	6.75	07/01/18	44,014
5	Time Warner Cable, Inc.	8.25	04/01/19	5,966
35	Time Warner Cable, Inc.	8.75	02/14/19	42,727
				877,180
	Casino Gaming (0.0%)
840	Aladdin Gaming Holdings LLC (Series B) (d)(e)(f)	13.50	03/01/10	0
	Casino Hotels (1.8%)
110	Harrahs Operating Escrow LLC/Harrahs Escrow Corp. (144A) (b)	11.25	06/01/17	115,638
90	Las Vegas Sands Corp.	6.375	02/15/15	80,100

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$225	MGM Mirage (144A) (b)	10.375%	05/15/14	$245,250
105	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	6.625	12/01/14	101,981
				542,969
	Cellular Telephone (0.4%)
60	MetroPCS Wireless, Inc.	9.25	11/01/14	61,050
50	Nextel Communications, Inc. (Series E)	6.875	10/31/13	48,750
				109,800
	Chemicals - Other (0.8%)
240	Innophos, Inc.	8.875	08/15/14	244,800
	Chemicals: Major Diversified (0.3%)
80	Westlake Chemical Corp.	6.625	01/15/16	76,900
	Coal (0.4%)
35	Foundation PA Coal Co. LLC	7.25	08/01/14	35,613
90	Massey Energy Co.	6.875	12/15/13	90,337
				125,950
	Commercial Banks - Southern U.S. (0.2%)
45	BB&T Corp. (MTN)	6.85	04/30/19	50,561
	Commercial Services (0.3%)
80	Ticketmaster Entertainment, Inc.	10.75	08/01/16	86,600
	Computer Services (0.5%)
105	SunGard Data Systems, Inc.	9.125	08/15/13	108,150
30	SunGard Data Systems, Inc.	10.625	05/15/15	33,187
				141,337
	Containers - Paper/Plastic (1.6%)
110	Berry Plastics Corp.	8.875	09/15/14	107,525
110	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp. (144A) (b)	8.25	11/15/15	111,100
150	Graphic Packaging International, Inc.	9.50	08/15/13	155,625
125	Solo Cup Co.	8.50	02/15/14	122,812
				497,062
	Data Processing Services (0.3%)
75	First Data Corp.	9.875	09/24/15	70,313
15	Fiserv, Inc.	6.80	11/20/17	16,577
				86,890
	Decision Support Software (0.3%)
100	Vangent, Inc.	9.625	02/15/15	94,625

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Diversified Financial Services (2.1%)
$25	Citigroup, Inc. (See Note 6)	8.125%	07/15/39	$28,301
160	Citigroup, Inc. (See Note 6)	8.50	05/22/19	185,068
20	General Electric Capital Corp.	5.625	05/01/18	20,529
175	General Electric Capital Corp. (Series G)	6.00	08/07/19	181,984
70	GMAC, Inc. (144A) (b)	6.875	09/15/11	69,650
135	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	144,752
				630,284
	Diversified Manufactured Operation (0.6%)
45	Cooper US, Inc.	5.25	11/15/12	48,321
140	General Electric Co.	5.25	12/06/17	143,292
				191,613
	Diversified Operation/Commercial Service (0.5%)
145	ARAMARK Corp.	8.50	02/01/15	150,075
	E-Commerce/Services (0.5%)
140	Expedia, Inc.	8.50	07/01/16	152,075
	Electric - Generation (1.3%)
80	AES Corp. (The)	7.75	03/01/14	81,600
85	AES Corp. (The)	8.00	06/01/20	86,912
20	Edison Mission Energy	7.00	05/15/17	15,900
45	Edison Mission Energy	7.75	06/15/16	38,475
73	Homer City Funding LLC	8.137	10/01/19	71,905
104	Midwest Generation LLC (Series B)	8.56	01/02/16	105,394
				400,186
	Electric - Integrated (2.6%)
125	Exelon Generation Co. LLC	5.20	10/01/19	125,293
40	FirstEnergy Solutions Corp.	6.05	08/15/21	40,436
30	Ipalco Enterprises, Inc.	8.625	11/14/11	31,500
245	Mirant Americas Generation LLC	8.50	10/01/21	233,975
30	NiSource Finance Corp.	6.80	01/15/19	32,138
55	Ohio Power Co. (Series K)	6.00	06/01/16	58,387
60	PPL Energy Supply LLC	6.50	05/01/18	62,662
45	Progress Energy, Inc.	7.05	03/15/19	50,430
15	Public Service Co. of Colorado	5.125	06/01/19	15,632
80	Texas Competitive Electric Holdings Co. LLC (Series A)	10.25	11/01/15	65,200
45	Virginia Electric & Power Co.	8.875	11/15/38	63,725
				779,378

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electronic Connectors (0.1%)
$30	Amphenol Corp.	4.75%	11/15/14	$30,043
	Electronic Measuring Instrument (0.1%)
40	Agilent Technologies, Inc.	5.50	09/14/15	41,979
	Electronics - Military (0.1%)
25	L-3 Communications Corp.	5.875	01/15/15	25,094
	Enterprise Software/Service (0.2%)
65	CA, Inc.	5.375	12/01/19	65,489
	Finance - Auto Loans (0.5%)
135	Ford Motor Credit Co. LLC	7.25	10/25/11	136,392
	Finance - Consumer Loans (0.1%)
35	SLM Corp. (MTN)	8.45	06/15/18	34,588
	Finance - Credit Card (0.5%)
130	American Express Co.	8.125	05/20/19	154,320
	Finance - Investment Banker/Broker (0.7%)
25	Bear Stearns Cos. LLC (The)	7.25	02/01/18	28,741
15	Credit Suisse USA, Inc.	5.125	08/15/15	15,968
100	Merrill Lynch & Co., Inc.	6.11	01/29/37	92,483
80	TD Ameritrade Holding Corp.	5.60	12/01/19	79,619
				216,811
	Food - Meat Products (0.6%)
75	JBS USA LLC/JBS USA Finance, Inc. (144A) (b)	11.625	05/01/14	85,312
85	Smithfield Foods, Inc.	7.00	08/01/11	85,213
				170,525
	Food - Miscellaneous/Diversified (0.4%)
25	ConAgra Foods, Inc.	7.00	10/01/28	26,863
20	ConAgra Foods, Inc.	8.25	09/15/30	24,039
70	Kraft Foods, Inc.	6.125	08/23/18	73,928
				124,830
	Food-Retail (0.7%)
144	Delhaize America, Inc.	9.00	04/15/31	184,858
20	Kroger Co. (The)	3.90	10/01/15	20,135
				204,993
	Gold Mining (0.3%)
90	Newmont Mining Corp.	5.125	10/01/19	90,213

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Independent Power Producer (0.6%)
$115	NRG Energy, Inc.	8.50%	06/15/19	$118,450
75	Orion Power Holdings, Inc.	12.00	05/01/10	77,250
				195,700
	Industrial Gases (0.1%)
35	Airgas, Inc. (144A) (b)	7.125	10/01/18	36,575
	Life/Health Insurance (0.2%)
30	Principal Financial Group, Inc.	8.875	05/15/19	34,662
35	Prudential Financial, Inc. (Series D)	6.625	12/01/37	35,993
				70,655
	Machinery - Electric Utility (0.2%)
70	Ormat Funding Corp.	8.25	12/30/20	63,569
	Machinery - Farm (0.2%)
55	Case New Holland, Inc. (144A) (b)	7.75	09/01/13	56,513
	Media (0.5%)
65	News America, Inc.	7.85	03/01/39	76,271
30	Time Warner, Inc.	5.875	11/15/16	32,431
10	Viacom, Inc.	5.625	09/15/19	10,461
35	Viacom, Inc.	6.875	04/30/36	37,965
				157,128
	Medical Instruments (0.1%)
35	Boston Scientific Corp.	6.00	01/15/20	35,829
	Medical Labs & Testing Services (0.5%)
40	Quest Diagnostics, Inc.	4.75	01/30/20	39,161
100	Roche Holdings, Inc. (144A) (b)	6.00	03/01/19	110,081
				149,242
	Medical Products (0.8%)
100	Biomet, Inc.	10.00	10/15/17	109,125
91	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	94,754
40	Invacare Corp.	9.75	02/15/15	41,900
				245,779
	Medical - Drugs (0.3%)
40	Axcan Intermediate Holdings, Inc.	12.75	03/01/16	44,900
5	Wyeth	5.45	04/01/17	5,337
5	Wyeth	5.50	02/15/16	5,381
20	Wyeth	6.45	02/01/24	22,334
				77,952

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Medical - Generic Drugs (0.2%)
$45	Watson Pharmaceuticals, Inc.	6.125%		08/15/19	$46,515
	Medical - HMO (0.2%)
50	UnitedHealth Group, Inc.	6.00		02/15/18	51,730
	Medical - Hospitals (1.6%)
45	CHS/Community Health Systems, Inc.	8.875		07/15/15	46,688
95	HCA, Inc.	5.75		03/15/14	89,775
125	HCA, Inc.	6.25		02/15/13	122,187
125	HCA, Inc.	7.69		06/15/25	115,088
90	Tenet Healthcare Corp. (144A) (b)	10.00		05/01/18	101,250
					474,988
	Medical - Nursing Homes (0.5%)
135	Sun Healthcare Group, Inc.	9.125		04/15/15	139,387
	Medical - Outpatient/Home Medical (0.3%)
35	Select Medical Corp.	6.428	(a)	09/15/15	32,550
65	Select Medical Corp.	7.625		02/01/15	63,375
					95,925
	Medical - Wholesale Drug Distribution (0.1%)
35	AmerisourceBergen Corp.	4.875		11/15/19	34,621
	Metal - Copper (0.1%)
20	Freeport-McMoRan Copper & Gold, Inc.	8.375		04/01/17	21,930
	Multi-line Insurance (0.4%)
40	Allstate Corp. (The)	7.45		05/16/19	46,553
65	MetLife, Inc.	7.717		02/15/19	76,513
					123,066
	Office Automation & Equipment (0.1%)
10	Xerox Corp.	5.625		12/15/19	10,005
20	Xerox Corp.	6.35		05/15/18	20,896
					30,901
	Oil Companies - Exploration & Production (4.8%)
100	Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.	10.75		02/01/18	111,000
320	Chesapeake Energy Corp.	7.50		09/15/13	327,200
155	Denbury Resources, Inc.	9.75		03/01/16	166,237
70	Forest Oil Corp.	7.25		06/15/19	69,475
55	Forest Oil Corp.	7.75		05/01/14	55,963
95	Hilcorp Energy I LP/Hilcorp Finance Co. (144A) (b)	7.75		11/01/15	93,575
115	Newfield Exploration Co.	6.625		09/01/14	116,725

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$60	Pemex Project Funding Master Trust (144A) (b)	1.554	(a)%	06/15/10	$60,150
70	Plains Exploration & Production Co.	7.625		06/01/18	71,925
55	Plains Exploration & Production Co.	7.75		06/15/15	56,238
110	Plains Exploration & Production Co.	10.00		03/01/16	121,000
170	SandRidge Energy, Inc.	8.625	(g)	04/01/15	170,850
45	XTO Energy, Inc.	5.50		06/15/18	48,081
					1,468,419
	Oil - Field Services (0.1%)
35	Key Energy Services, Inc.	8.375		12/01/14	35,263
	Paper & Related Products (0.9%)
90	Georgia - Pacific LLC (144A) (b)	8.25		05/01/16	95,850
35	Glatfelter	7.125		05/01/16	34,956
30	International Paper Co.	7.50		08/15/21	33,681
100	NewPage Corp. (144A) (b)	11.375		12/31/14	101,500
					265,987
	Pharmacy Services (0.5%)
85	Medco Health Solutions, Inc.	7.125		03/15/18	95,703
70	Omnicare, Inc.	6.75		12/15/13	68,950
					164,653
	Physical Therapy/Rehabilitation Centers (0.3%)
75	Healthsouth Corp.	10.75		06/15/16	81,938
	Pipelines (1.3%)
20	CenterPoint Energy Resources Corp.	6.25		02/01/37	19,450
10	CenterPoint Energy Resources Corp. (Series B)	7.875		04/01/13	11,272
50	Enterprise Products Operating LLC (Series N)	6.50		01/31/19	54,030
35	Sonat, Inc.	7.625		07/15/11	36,249
50	Texas Eastern Transmission LP	7.00		07/15/32	56,366
175	Williams Cos., Inc. (The)	7.875		09/01/21	201,124
					378,491
	Property Trust (0.2%)
60	WEA Finance LLC/WT Finance Aust Pty Ltd. (144A) (b)	6.75		09/02/19	64,540
	Property/Casualty Insurance (0.1%)
25	ACE INA Holdings, Inc.	5.60		05/15/15	26,859
	Radio (0.1%)
45	Sirius XM Radio, Inc.	9.625		08/01/13	45,000
	REITS - Apartments (0.2%)
50	AvalonBay Communities, Inc. (MTN)	6.10		03/15/20	51,154

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS				COUPON RATE		MATURITY DATE	VALUE
	Rental Auto/Equipment (0.2%)
$75	United Rentals North America, Inc.			6.50%		02/15/12	$75,188
	Resorts/Theme Parks (0.0%)
299	Resort at Summerlin LP (Series B) (d)(e)(f)(h)			13.00	(g)	12/15/07	0
	Retail - Building Products (0.2%)
65	Home Depot, Inc. (The)			5.875		12/16/36	62,949
	Retail - Drug Store (0.6%)
79	CVS Pass-Through Trust			6.036		12/10/28	74,859
125	RITE AID Corp.			8.625		03/01/15	109,375
							184,234
	Retail - Regional Department Store (0.4%)
55	Kohl's Corp.			6.875		12/15/37	62,585
70	Macy's Retail Holdings, Inc.			5.90		12/01/16	68,600
							131,185
	Retail - Restaurants (0.2%)
20	Yum! Brands, Inc.			6.25		03/15/18	21,851
30	Yum! Brands, Inc.			6.875		11/15/37	32,520
							54,371
	Satellite Telecommunication (0.7%)
215	Intelsat Corp.			9.25		06/15/16	223,062
	Schools (0.2%)
55	Duke University			5.15		04/01/19	57,441
	Semiconductor Equipment (0.1%)
35	KLA-Tencor Corp.			6.90		05/01/18	36,883
	Special Purpose Entity (1.6%)
160	AIG SunAmerica Global Financing (144A) (b)			6.30		05/10/11	159,200
22	CA FM Lease Trust (144A) (b)			8.50		07/15/17	22,807
50	Harley-Davidson Funding Corp. (144A) (b)			6.80		06/15/18	49,940
115	LPL Holdings, Inc. (144A) (b)			10.75		12/15/15	119,169
150	NSG Holdings LLC/NSG Holdings, Inc. (144A) (b)			7.75		12/15/25	135,000
							486,116
	Super - Regional Banks - U.S. (0.6%)
35	PN	C	Funding Corp.	6.70		06/10/19	39,234
145	Wells Fargo & Co.			5.625		12/11/17	151,063
							190,297
	Telecom Equipment Fiber Optics (0.1%)
25	Corning, Inc.			6.625		05/15/19	27,292

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Telecommunication Services (0.3%)
$90	PAETEC Holding Corp.	8.875%		06/30/17	$91,575
	Telephone - Integrated (2.4%)
60	AT&T Corp.	8.00		11/15/31	73,439
10	AT&T, Inc.	6.15		09/15/34	9,916
15	CenturyTel, Inc. (Series Q)	6.15		09/15/19	15,364
180	Citizens Communications Co.	9.00		08/15/31	177,750
125	Qwest Capital Funding, Inc.	7.25		02/15/11	127,500
70	Sprint Capital Corp.	6.90		05/01/19	64,750
30	Verizon Communications, Inc.	5.50		02/15/18	31,358
125	Verizon Communications, Inc.	6.35		04/01/19	138,148
100	Windstream Corp. (144A) (b)	7.875		11/01/17	99,250
					737,475
	Tobacco (0.2%)
20	Altria Group, Inc.	9.25		08/06/19	24,413
35	Philip Morris International, Inc.	5.65		05/16/18	36,867
					61,280
	Transport - Rail (0.2%)
25	CSX Corp.	7.375		02/01/19	28,609
30	Union Pacific Corp.	6.125		02/15/20	32,536
					61,145
	Total Domestic Corporate Bonds (Cost $14,225,653)				14,207,579
	Asset-Backed Security (0.0%)
20	Specialty Underwriting & Residential Finance 2004-BC2 A2 (Cost $19,539)	0.501	(a)	05/25/35	14,279
	U.S. Government Agencies and Obligations (27.8%)
	U.S. Government Agencies (2.4%)
	Federal Home Loan Mortgage Corp.
150		3.00		07/28/14	152,188
200		6.75		03/15/31	244,301
	Federal National Mortgage Assoc.
100		4.375		10/15/15	106,520
200		5.00		05/11/17	217,576
					720,585

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S. Government Obligations (25.4%)
	U.S. Treasury Bonds
$300		4.25%	05/15/39	$281,531
725		5.375	02/15/31	801,352
	U.S. Treasury Notes
300		0.75	11/30/11	298,137
312		1.50	12/31/13	303,883
520		1.75	01/31/14	510,291
690		1.75	03/31/14	673,829
2,800		2.375	10/31/14	2,770,469
120		2.75	02/15/19	110,513
480		3.00	08/31/16	472,238
175		3.375	11/15/19	168,384
181		4.00	08/15/18	184,917
44		4.75	08/15/17	47,757
	U.S. Treasury Strips
790		0.00	11/15/19	524,714
920		0.00	11/15/21	542,359
				7,690,374
	Total U.S. Government Agencies and Obligations (Cost $8,515,668)			8,410,959
	U.S. Government Agencies - Mortgage-Backed Securities (1.0%)
	Federal National Mortgage Assoc. (1.0%)
58		6.50	07/01/29	63,230
17		6.50	05/01/31	18,028
95		6.50	03/01/32	102,333
10		6.50	11/01/33	11,090
35		7.00	02/01/33	38,190
10		8.00	02/01/12	10,625
70	(IO) 356 47	6.50	12/01/29	9,183
71	(IO) 356 49	7.00	11/01/19	9,988
83	(IO) 356 25	7.00	12/01/34	16,853
132	(IO) 356 30	8.00	06/01/35	25,444
				304,964
	Government National Mortgage Assoc. (0.0%)
1		8.00	06/15/26	810
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $261,235)			305,774

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Municipal Bonds (0.4%)
$75	Illinois State Toll Highway Authority (The) 2009 (Series A)	6.184%		01/01/34	$76,360
40	State of California - Various Purpose General Obligation Bonds	5.95		04/01/16	40,411
	Total Municipal Bonds (Cost $115,186)				116,771
	Collateralized Mortgage Obligations (0.1%)
	Private Issues
120	American Home Mortgage Assets 2006-4 1A3	0.541	(a)	10/25/46	11,980
112	Mastr Adjustable Rate Mortgages Trust 2006-OA1 3A3	1.484	(a)	04/25/46	12,222
	Total Collateralized Mortgage Obligations (Cost $193,223)				24,202

NUMBER OF SHARES
	Preferred Stock (0.2%)
	Diversified Financial Services
82	GMAC, Inc. $70.00 (144A) (b) (Cost $34,389)	54,053
	Common Stocks (0.0%)
	Casino Gaming (0.0%)
787	Fitzgeralds Gaming Corp. (e)(h)(i)	0
	Communications Equipment (0.0%)
1,171	Birch Telecom, Inc. (e)(i)(j)(m)	12
563	Orbcomm, Inc. (i)	1,520
		1,532
	Diversified Telecommunication Services (0.0%)
109	XO Holdings, Inc. (i)(k)(m)	64
	Food Products (0.0%)
100	SFAC New Holdings, Inc. (e)(i)(l)	0
18	SFFB Holdings, Inc. (e)(i)	0
		0
	Multi-Utilities (0.0%)
13	PNM Resources, Inc. (m)	164
	Textile - Apparel (0.0%)
11,192	U.S. Leather, Inc. (e)(i)(m)	0

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services (0.0%)
46	USA Mobility, Inc. (k)(m)	$507
	Total Common Stocks (Cost $1,904,442)	2,267

NUMBER OF WARRANTS		EXPIRATION DATE
	Warrants (0.0%)
	Casino Gaming (0.0%)
9,000	Aladdin Gaming Enterprises, Inc. (144A) (b)(e)	03/01/10	0
	Telecommunication Services (0.0%)
219	XO Holdings, Inc. (Series A) (k)(m)	01/16/10	2
164	XO Holdings, Inc. (Series B) (k)(m)	01/16/10	1
164	XO Holdings, Inc. (Series C) (k)(m)	01/16/10	0
			3
	Total Warrants (Cost $249)		3

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (5.4%)
	U.S. Government Obligation (n)(o) (1.2%)
$370	U.S. Treasury Bill (Cost $369,807)	0.15%	05/06/10	369,812

NUMBER OF SHARES (000)
Investment Company (4.2%)
1,278	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,278,455)	1,278,455

Total Short-Term Investments (Cost $1,648,262)		1,648,267
Total Investments (Cost $32,137,775) (p)(q)	99.8%	30,219,304
Other Assets in Excess of Liabilities	0.2	61,478
Net Assets	100.0%	$30,280,782

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

  IO  Interest Only Security.

  MTN  Medium Term Note.

  (a)  Floating rate security. Rate shown is the rate in effect at December 31, 2009.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  Security issued with perpetual maturity.

  (d)  Non-income producing security; bond in default.

  (e)  Securities with a total market value equal to $12 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (f)  Issuer in bankruptcy.

  (g)  Payment-in-kind security.

  (h)  Resale is restricted, acquired (12/22/98) at a cost basis of $3,549.

  (i)  Non-income producing security.

  (j)  Resale is restricted, acquired (between 06/18/98 and 08/15/99) at a cost basis of $573,998.

  (k)  Illiquid security.

  (l)  Resale is restricted, acquired (06/10/99) at a cost basis of $1.

  (m)  Acquired through exchange offer.

  (n)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (o)  A portion of this security has been physically segregated in connection with open futures contracts.

  (p)  Securities have been designated as collateral in connection with open futures contracts, forward foreign currency contracts and swap contracts.

  (q)  The aggregate cost for federal income tax purposes is $32,271,942. The aggregate gross unrealized appreciation is $1,688,086 and the aggregate gross unrealized depreciation is $3,740,724 resulting in net unrealized depreciation of $2,052,638.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2009:

CONTRACTS TO DELIVER	IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
$57,206	KRW	67,600,000	01/28/10	$795
$29,073	RUB	890,000	03/24/10	(102)
Net Unrealized Appreciation				$693

Currency Abbreviations:

BRL  Brazilian Real.

KRW  South Korean Won.

MXN  Mexican New Peso.

RUB  Russian Ruble.

TRY  Turkish Lira.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
9	Long	U.S. Treasury Notes 5 Year, March 2010	$1,029,445	$(12,483)
11	Short	U.S. Treasury Bonds 30 Year, March 2010	(1,269,125)	53,055
10	Short	U.S. Treasury Notes 2 Year, March 2010	(2,162,656)	11,776
24	Short	U.S. Treasury Notes 10 Year, March 2010	(2,770,875)	69,853
Net Unrealized Appreciation				$122,201

CREDIT DEFAULT SWAPS CONTRACTS OPEN AT DECEMBER 31, 2009:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+
								(unaudited)
Bank of America, N.A. Carnival Corp.	Buy	$115	1.57%	March 20, 2018	$(5,493)	—	$(5,493)	BBB+
Bank of America, N.A. Tyco Electronics Ltd.	Buy	125	5.00	June 20, 2014	(18,029)	$(5,251)	(23,280)	BBB-
Total Credit Default Swaps		$240			$(23,522)	$(5,251)	$(28,773)

  +  Credit rating as issued by Standard & Poors.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2009 continued

INTEREST RATE SWAP CONTRACTS OPEN AT DECEMBER 31, 2009:

COUNTERPARTY	NOTIONAL AMOUNT (000's)	PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC ^	$920	Floating Rate 4.026#%	Fixed Rate 0.00%	November 15, 2021	$(34,670)
Credit Suisse Group ***	1,890	Fixed Rate 5.09	Floating Rate 0.00#	December 23, 2019	(9,072)
Credit Suisse Group	452	Floating Rate 0.25#	Fixed Rate 4.39	December 23, 2039	10,423
Deutsche Bank AG ***	6,523	Fixed Rate 4.40	Floating Rate 0.00#	October 1, 2016	(39,986)
Deutsche Bank AG ***	3,510	Floating Rate 0.00#	Fixed Rate 4.41	October 3, 2018	41,664
Deutsche Bank AG ^	750	Floating Rate 4.117#	Fixed Rate 0.00	November 15, 2021	(15,624)
Deutsche Bank AG ^^	750	Fixed Rate 0.00	Floating Rate 0.816#	November 15, 2021	(51,762)
JPMorgan Chase Bank N.A. New York ^	535	Floating Rate 4.314#	Fixed Rate 0.00	November 15, 2019	(19,814)
UBS AG ^	255	Floating Rate 4.526#	Fixed Rate 0.00	November 15, 2019	(7,937)
Net Unrealized Depreciation					$(126,778)

  ^  Portfolio will make payments of $412,031, $323,462, $203,364, and $95,443, respectively, on termination date.

  ^^  Portfolio will receive $250,453 on termination date.

  ***  Forward interest rate swap. Periodic payments on specified notional contract amount with future effective date, unless terminated earlier.

  #  Floating rate based on USD-3 Months LIBOR.

SUMMARY OF INVESTMENTS PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Domestic Corporate Bonds	$14,207,579		47.0%
U.S. Government Agencies and Obligations	9,086,545		30.0
Foreign Government & Corporate Bonds	5,435,150		18.0
Investment Company	1,278,455		4.2
Municipal Bonds	116,771		0.4
Preferred Stocks	54,053		0.2
Asset-Backed Security	14,279		0.1
Collateralized Mortgage Obligations	24,202		0.1
Common Stocks	2,267		—
Warrants	3		—
	$30,219,304	^	100.0%

  ^  Does not include open forward foreign currency contracts with net unrealized appreciation of $693. Does not include open long/short futures contracts with an underlying face amount of $7,232,101 and unrealized appreciation of $122,201. Also does not include open swap contracts with net unrealized depreciation of $150,300.

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (68.2%)
	Aerospace & Defense (0.3%)
2,200	General Dynamics Corp.	$149,974
	Air Freight & Logistics (0.3%)
1,800	FedEx Corp.	150,210
	Automobiles (0.5%)
3,700	Ford Motor Co. (a)	37,000
6,302	Harley-Davidson, Inc.	158,810
		195,810
	Beverages (0.7%)
4,910	Coca-Cola Co. (The)	279,870
	Capital Markets (1.4%)
23,492	Charles Schwab Corp. (The)	442,119
3,900	State Street Corp.	169,806
		611,925
	Chemicals (0.8%)
12,100	Dow Chemical Co. (The)	334,323
	Commercial Banks (3.4%)
7,800	BB&T Corp.	197,886
16,200	Fifth Third Bancorp	157,950
6,673	First Horizon National Corp. (a)	89,424
10,588	PNC Financial Services Group, Inc.	558,941
5,900	US Bancorp	132,809
10,500	Wells Fargo & Co.	283,395
		1,420,405
	Commercial Services & Supplies (0.7%)
4,000	Avery Dennison Corp.	145,960
5,700	Cintas Corp.	148,485
		294,445
	Communications Equipment (1.1%)
19,170	Cisco Systems, Inc. (a)	458,930
	Computers & Peripherals (1.8%)
11,100	Dell, Inc. (a)	159,396
11,760	Hewlett-Packard Co.	605,758
		765,154

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Diversified Financial Services (5.3%)
36,100	Bank of America Corp.	$543,666
61,700	Citigroup, Inc. (See Note 6)	204,227
35,585	JPMorgan Chase & Co.	1,482,827
		2,230,720
	Diversified Telecommunication Services (0.8%)
9,630	Verizon Communications, Inc.	319,042
	Electric Utilities (3.2%)
18,411	American Electric Power Co., Inc.	640,519
4,200	Edison International	146,076
3,090	Entergy Corp.	252,886
6,610	FirstEnergy Corp.	307,034
		1,346,515
	Electronic Equipment, Instruments & Components (0.9%)
11,800	Agilent Technologies, Inc. (a)	366,626
	Energy Equipment & Services (1.5%)
6,000	Schlumberger Ltd. (Netherlands Antilles)	390,540
8,900	Smith International, Inc.	241,813
		632,353
	Food & Staples Retailing (2.9%)
11,700	Sysco Corp.	326,898
11,300	Wal-Mart Stores, Inc.	603,985
8,100	Walgreen Co.	297,432
		1,228,315
	Food Products (2.0%)
22,500	Kraft Foods, Inc. (Class A)	611,550
7,330	Unilever N.V. (NY Registered Shares) (Netherlands)	236,979
		848,529
	Health Care Equipment & Supplies (1.5%)
22,890	Boston Scientific Corp. (a)	206,010
8,892	Covidien PLC (Ireland)	425,838
		631,848
	Health Care Providers & Services (1.1%)
5,800	Cardinal Health, Inc.	186,992
8,600	UnitedHealth Group, Inc.	262,128
		449,120
	Hotels, Restaurants & Leisure (0.2%)
3,400	Starbucks Corp. (a)	78,404

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Household Durables (0.9%)
13,500	Sony Corp. (ADR) (Japan)	$391,500
	Industrial Conglomerates (3.6%)
51,900	General Electric Co.	785,247
3,240	Siemens AG (ADR) (Germany)	297,108
12,202	Tyco International Ltd. (Luxembourg)	435,367
		1,517,722
	Insurance (4.3%)
7,822	Chubb Corp.	384,686
39,630	Marsh & McLennan Cos., Inc.	875,030
1,800	Transatlantic Holdings, Inc.	93,798
9,021	Travelers Companies, Inc. (The)	449,787
		1,803,301
	Internet Software & Services (2.1%)
27,200	eBay, Inc. (a)	640,288
14,300	Yahoo!, Inc. (a)	239,954
		880,242
	Machinery (1.5%)
9,500	Dover Corp.	395,295
6,471	Ingersoll-Rand PLC (Ireland)	231,273
		626,568
	Media (4.7%)
25,335	Comcast Corp. (Class A)	427,148
6,644	Time Warner Cable, Inc.	274,995
18,051	Time Warner, Inc.	526,006
25,558	Viacom, Inc. (Class B) (a)	759,840
		1,987,989
	Metals & Mining (1.0%)
2,800	Freeport-McMoRan Copper & Gold, Inc. (a)	224,812
4,250	Newmont Mining Corp.	201,067
		425,879
	Oil, Gas & Consumable Fuels (8.2%)
10,200	Anadarko Petroleum Corp.	636,684
5,500	BP PLC (ADR) (United Kingdom)	318,835
4,880	ConocoPhillips	249,222
4,500	Devon Energy Corp.	330,750
6,020	Exxon Mobil Corp.	410,504
3,700	Hess Corp.	223,850

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
8,610	Occidental Petroleum Corp.	$700,423
9,840	Royal Dutch Shell PLC (ADR) (United Kingdom)	591,482
		3,461,750
	Personal Products (0.7%)
6,080	Estee Lauder Cos., Inc. (The) (Class A)	294,029
	Pharmaceuticals (5.8%)
4,570	Abbott Laboratories	246,734
6,160	Bayer AG (ADR) (Germany)	491,568
21,390	Bristol-Myers Squibb Co.	540,098
10,023	Merck & Co., Inc.	366,241
24,800	Pfizer, Inc.	451,112
8,360	Roche Holding AG (ADR) (Switzerland)	353,962
		2,449,715
	Professional Services (0.8%)
3,534	Manpower, Inc.	192,886
5,500	Robert Half International, Inc.	147,015
		339,901
	Semiconductors & Semiconductor Equipment (1.4%)
16,619	Intel Corp.	339,028
6,506	Lam Research Corp. (a)	255,100
		594,128
	Software (0.2%)
4,156	Symantec Corp. (a)	74,351
	Specialty Retail (1.7%)
10,600	Gap, Inc. (The)	222,070
17,882	Home Depot, Inc.	517,326
		739,396
	Wireless Telecommunication Services (0.9%)
17,200	Vodafone Group PLC (ADR) (United Kingdom)	397,148
	Total Common Stocks (Cost $27,817,446)	28,776,137

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (10.7%)
	Aerospace/Defense (0.1%)
$30	Systems 2001 Asset Trust (144A) (Cayman Islands) (b)	6.664%	09/15/13	$30,632
	Agricultural Chemicals (0.1%)
10	Potash Corp. of Saskatchewan, Inc. (Canada)	4.875	03/30/20	9,886
5	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	4,939
15	Potash Corp. of Saskatchewan, Inc. (Canada)	6.50	05/15/19	16,643
				31,468
	Agricultural Operations (0.0%)
10	Bunge Ltd. Finance Corp.	8.50	06/15/19	11,418
	Auto - Cars/Light Trucks (0.1%)
20	Daimler Finance North America LLC	7.30	01/15/12	21,753
	Brewery (0.1%)
25	Anheuser - Busch InBev Worldwide, Inc. (144A) (b)	7.20	01/15/14	28,379
30	FBG Finance Ltd. (144A) (Australia) (b)	5.125	06/15/15	31,089
				59,468
	Building Product - Cement/Aggregation (0.0%)
15	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (b)	6.00	12/30/19	15,643
	Building Societies (0.1%)
35	Nationwide Building Society (144A) (United Kingdom) (b)	4.25	02/01/10	35,011
	Cable/Satellite TV (0.4%)
45	Comcast Corp.	5.70	05/15/18	47,385
30	COX Communications, Inc. (144A) (b)	8.375	03/01/39	37,472
25	DIRECTV Holdings LLC/Financing Co., Inc. (144A) (b)	5.875	10/01/19	25,474
10	Time Warner Cable, Inc.	6.75	07/01/18	11,003
5	Time Warner Cable, Inc.	6.75	06/15/39	5,254
10	Time Warner Cable, Inc.	8.25	04/01/19	11,931
15	Time Warner Cable, Inc.	8.75	02/14/19	18,312
				156,831
	Commercial Banks Non-U.S. (0.2%)
25	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	27,935
35	Commonwealth Bank of Australia (144A) (Australia) (b)	5.00	10/15/19	34,816
25	Westpac Banking Corp. (Australia)	4.20	02/27/15	25,441
				88,192

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Commercial Banks - Eastern U.S. (0.1%)
$15	Credit Suisse (Switzerland)	6.00%	02/15/18	$15,720
25	UBS AG/Stamford Branch (Switzerland)	5.875	12/20/17	25,733
				41,453
	Commercial Banks - Southern U.S. (0.1%)
21	BB&T Corp. (MTN)	6.85	04/30/19	23,595
	Containers - Paper/Plastic (0.0%)
10	Sealed Air Corp. (144A) (b)	7.875	06/15/17	10,667
	Diversified Financial Services (1.6%)
115	Bank of America Corp.	5.75	12/01/17	117,948
10	Bank of America Corp.	7.625	06/01/19	11,588
25	Citigroup, Inc. (See Note 6)	5.875	05/29/37	22,100
35	Citigroup, Inc. (See Note 6)	6.125	11/21/17	35,334
25	Citigroup, Inc. (See Note 6)	6.125	05/15/18	25,176
60	Citigroup, Inc. (See Note 6)	8.50	05/22/19	69,400
65	General Electric Capital Corp.	5.625	05/01/18	66,718
15	General Electric Capital Corp. (MTN)	5.875	01/14/38	13,934
50	General Electric Capital Corp. (Series G)	6.00	08/07/19	51,996
75	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	80,418
20	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	20,623
75	Iberdrola Finance Ireland Ltd. (144A) (Ireland) (b)	3.80	09/11/14	75,419
80	JPMorgan Chase & Co.	6.00	01/15/18	86,137
				676,791
	Diversified Manufactured Operation (0.3%)
25	Cooper US, Inc.	5.25	11/15/12	26,845
90	General Electric Co.	5.25	12/06/17	92,116
				118,961
	Diversified Minerals (0.1%)
15	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19	19,016
25	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	25,368
				44,384
	Electric - Integrated (1.1%)
25	Electricite de France (EDF) (144A) (France) (b)	6.50	01/26/19	28,114
100	Enel Finance International SA (144A) (Luxembourg) (b)	5.125	10/07/19	100,809
50	Exelon Generation Co. LLC	5.20	10/01/19	50,117
60	FirstEnergy Solutions Corp.	6.05	08/15/21	60,654
25	NiSource Finance Corp.	6.80	01/15/19	26,781
50	Ohio Power Co. (Series 1)	5.375	10/01/21	50,242

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$20	Ohio Power Co. (Series K)	6.00%	06/01/16	$21,232
20	PPL Energy Supply LLC	6.30	07/15/13	21,554
10	PPL Energy Supply LLC	6.50	05/01/18	10,444
35	Progress Energy, Inc.	7.05	03/15/19	39,224
35	Virginia Electric & Power Co.	8.875	11/15/38	49,564
				458,735
	Electronic Component (0.1%)
25	Koninklijke Philips Electronics N.V. (Netherlands)	5.75	03/11/18	26,645
	Electronic Connectors (0.0%)
15	Amphenol Corp.	4.75	11/15/14	15,021
	Electronic Measuring Instrument (0.0%)
15	Agilent Technologies, Inc.	5.50	09/14/15	15,742
	Finance - Consumer Loans (0.2%)
25	HSBC Finance Corp.	6.375	10/15/11	26,600
55	HSBC Finance Corp.	6.75	05/15/11	58,147
				84,747
	Finance - Credit Card (0.1%)
20	American Express Co.	8.125	05/20/19	23,742
35	American Express Credit Corp. (Series C)	7.30	08/20/13	39,367
				63,109
	Finance - Investment Banker/Broker (0.3%)
5	Bear Stearns Cos. LLC (The)	6.40	10/02/17	5,459
55	Bear Stearns Cos. LLC (The)	7.25	02/01/18	63,230
15	Credit Suisse USA, Inc.	5.125	08/15/15	15,968
40	Merrill Lynch & Co., Inc. (MTN)	6.875	04/25/18	43,166
				127,823
	Food - Miscellaneous/Diversified (0.2%)
20	ConAgra Foods, Inc.	7.00	10/01/28	21,490
10	ConAgra Foods, Inc.	8.25	09/15/30	12,019
20	Kraft Foods, Inc.	6.875	01/26/39	21,068
30	Kraft Foods, Inc.	7.00	08/11/37	32,051
				86,628
	Food - Retail (0.1%)
10	Delhaize America, Inc.	9.00	04/15/31	12,837
15	Delhaize Group SA (Belgium)	5.875	02/01/14	16,125
20	Kroger Co. (The)	3.90	10/01/15	20,135
5	Kroger Co. (The)	6.40	08/15/17	5,470
				54,567

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Gold Mining (0.1%)
$35	Newmont Mining Corp.	5.125%	10/01/19	$35,083
	Life/Health Insurance (0.2%)
15	Principal Financial Group, Inc.	8.875	05/15/19	17,331
25	Prudential Financial, Inc. (MTN)	4.75	09/17/15	25,382
15	Prudential Financial, Inc. (MTN)	6.625	12/01/37	15,425
5	Prudential Financial, Inc. (Series D)	7.375	06/15/19	5,616
				63,754
	Media (0.3%)
30	News America, Inc.	7.85	03/01/39	35,202
10	Time Warner, Inc.	5.875	11/15/16	10,811
20	Time Warner, Inc.	7.70	05/01/32	23,554
5	Viacom, Inc.	5.625	09/15/19	5,230
25	Viacom, Inc.	6.875	04/30/36	27,118
15	Vivendi (144A) (France) (b)	6.625	04/04/18	16,283
				118,198
	Medical Labs & Testing Services (0.2%)
20	Quest Diagnostics, Inc.	4.75	01/30/20	19,581
40	Roche Holdings, Inc. (144A) (b)	6.00	03/01/19	44,032
				63,613
	Medical - Biomedical/Genetics (0.1%)
20	Biogen Idec, Inc.	6.875	03/01/18	21,561
	Medical - Drugs (0.0%)
5	Wyeth	5.45	04/01/17	5,337
10	Wyeth	6.45	02/01/24	11,167
				16,504
	Medical - HMO (0.1%)
25	UnitedHealth Group, Inc.	6.00	02/15/18	25,865
5	WellPoint, Inc.	7.00	02/15/19	5,602
				31,467
	Medical - Wholesale Drug Distribution (0.0%)
15	AmerisourceBergen Corp.	4.875	11/15/19	14,837
	Metal - Copper (0.0%)
5	Freeport-McMoRan Copper & Gold, Inc.	8.375	04/01/17	5,483
	Mortgage Banks (0.2%)
100	Abbey National Treasury Services PLC (144A) (United Kingdom) (b)	3.875	11/10/14	100,466

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Multi-line Insurance (0.2%)
$15	Allstate Corp. (The)	7.45%	05/16/19	$17,458
20	MetLife, Inc. (Series A)	6.817	08/15/18	22,312
25	MetLife, Inc.	6.75	06/01/16	28,033
10	MetLife, Inc.	7.717	02/15/19	11,771
				79,574
	Networking Products (0.1%)
25	Cisco Systems, Inc.	4.95	02/15/19	25,672
5	Cisco Systems, Inc.	5.90	02/15/39	5,073
				30,745
	Non-Hazardous Waste Disposal (0.1%)
25	Republic Services, Inc. (144A) (b)	5.50	09/15/19	25,434
25	Waste Management, Inc.	6.125	11/30/39	24,929
				50,363
	Office Automation & Equipment (0.0%)
5	Xerox Corp.	5.625	12/15/19	5,003
10	Xerox Corp.	6.35	05/15/18	10,448
				15,451
	Oil & Gas Drilling (0.1%)
20	Transocean, Inc. (Cayman Islands)	6.00	03/15/18	21,373
	Oil Companies - Exploration & Production (0.1%)
25	Questar Market Resources, Inc.	6.80	04/01/18	26,094
35	XTO Energy, Inc.	5.50	06/15/18	37,396
				63,490
	Oil Company - Integrated (0.1%)
25	Hess Corp.	6.00	01/15/40	24,841
20	Petrobras International Finance Co. (Cayman Islands)	5.75	01/20/20	20,446
				45,287
	Oil - Field Services (0.1%)
50	Weatherford International Ltd. (Switzerland)	9.625	03/01/19	62,435
	Pharmacy Services (0.1%)
30	Medco Health Solutions, Inc.	7.125	03/15/18	33,777
	Pipelines (0.5%)
20	CenterPoint Energy Resources Corp.	6.25	02/01/37	19,450
10	CenterPoint Energy Resources Corp. (Series B)	7.875	04/01/13	11,272
25	Energy Transfer Partners LP	8.50	04/15/14	28,884

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$15	Enterprise Products Operating LLC	5.25%	01/31/20	$14,867
25	Enterprise Products Operating LLC (Series N)	6.50	01/31/19	27,015
45	Kinder Morgan Energy Partners LP	5.95	02/15/18	47,741
20	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	20,461
20	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	23,621
20	Texas Eastern Transmission LP	7.00	07/15/32	22,546
				215,857
	Property Trust (0.1%)
25	WEA Finance LLC/WT Finance Aust Pty Ltd. (144A) (b)	6.75	09/02/19	26,892
	Property/Casualty Insurance (0.1%)
20	ACE INA Holdings, Inc.	5.60	05/15/15	21,487
	Real Estate Operation/Development (0.0%)
10	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	9,125
10	Brookfield Asset Management, Inc. (Canada)	7.125	06/15/12	10,504
				19,629
	Reinsurance (0.1%)
30	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	30,725
25	Reinsurance Group of America, Inc.	6.45	11/15/19	24,963
				55,688
	REITS - Apartments (0.1%)
25	AvalonBay Communities, Inc. (MTN)	6.10	03/15/20	25,577
	REITS - Office Property (0.1%)
25	Boston Properties LP	5.875	10/15/19	25,125
	REITS - Regional Malls (0.0%)
15	Simon Property Group LP	6.75	05/15/14	16,000
	Retail - Building Products (0.1%)
25	Home Depot, Inc. (The)	5.875	12/16/36	24,211
	Retail - Drug Store (0.1%)
42	CVS Pass-Through Trust	6.036	12/10/28	39,631
	Retail - Regional Department Store (0.1%)
25	Kohl's Corp.	6.875	12/15/37	28,448
	Retail - Restaurants (0.1%)
20	Yum! Brands, Inc.	5.30	09/15/19	20,126
10	Yum! Brands, Inc.	6.25	03/15/18	10,926
				31,052

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Semiconductor Equipment (0.0%)
$15	KLA-Tencor Corp.	6.90%		05/01/18	$15,807
	Special Purpose Entity (0.1%)
20	Harley-Davidson Funding Corp. (144A) (b)	6.80		06/15/18	19,976
35	Xlliac Global Funding (144A) (b)	4.80		08/10/10	35,208
					55,184
	Steel - Producers (0.2%)
56	ArcelorMittal (Luxembourg)	9.85		06/01/19	72,549
	Super - Regional Banks-U.S. (0.4%)
50	Capital One Financial Corp.	6.75		09/15/17	53,885
20	PNC Funding Corp.	6.70		06/10/19	22,419
105	Wells Fargo & Co.	5.625		12/11/17	109,391
					185,695
	Telecom Equipment Fiber Optics (0.0%)
5	Corning, Inc.	6.625		05/15/19	5,458
	Telephone - Integrated (0.7%)
20	AT&T Corp.	8.00	(d)	11/15/31	24,480
15	AT&T, Inc.	6.15		09/15/34	14,874
50	AT&T, Inc.	6.30		01/15/38	50,955
5	AT&T, Inc.	6.55		02/15/39	5,286
20	Deutsche Telekom International Finance BV (Netherlands)	8.75	(d)	06/15/30	25,791
35	Telecom Italia Capital SA (Luxembourg)	6.999		06/04/18	38,572
20	Telecom Italia Capital SA (Luxembourg)	7.175		06/18/19	22,336
40	Telefonica Europe BV (Netherlands)	8.25		09/15/30	49,938
25	Verizon Communications, Inc.	5.50		02/15/18	26,132
25	Verizon Communications, Inc.	6.35		04/01/19	27,630
20	Verizon Communications, Inc.	8.95		03/01/39	27,146
					313,140
	Tobacco (0.2%)
20	Altria Group, Inc.	9.25		08/06/19	24,413
15	BAT International Finance PLC (144A) (United Kingdom) (b)	9.50		11/15/18	19,079
25	Philip Morris International, Inc.	5.65		05/16/18	26,333
					69,825
	Transport - Rail (0.2%)
15	CSX Corp.	7.375		02/01/19	17,165
20	Norfolk Southern Corp.	5.75		01/15/16	21,304

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$5	Union Pacific Corp.	6.125%	02/15/20	$5,423
30	Union Pacific Corp.	7.875	01/15/19	36,361
				80,253
	Total Corporate Bonds (Cost $4,283,072)			4,500,253
	Foreign Government Obligations (0.4%)
100	Federative Republic of Brazil (Brazil)	6.00	01/17/17	108,500
30	Italian Republic (Italy)	6.875	09/27/23	34,034
10	Republic of Peru (Peru)	7.125	03/30/19	11,550
	Total Foreign Government Obligations (Cost $145,566)			154,084
	U.S. Government Agencies and Obligations (16.2%)
	Commercial Banks-Central U.S. - FDIC Guaranteed (0.1%)
50	KeyBank NA	3.20	06/15/12	51,930
	Diversified Financial Service - FDIC Guaranteed (2.2%)
360	Citigroup Funding, Inc. (See Note 6)	2.25	12/10/12	363,082
180	General Electric Capital Corp.	2.20	06/08/12	182,632
300	General Electric Capital Corp. (Series G)	2.625	12/28/12	305,742
50	GMAC, Inc.	2.20	12/19/12	50,332
				901,788
	U.S. Government Agencies (1.4%)
	Federal Home Loan Mortgage Corp.
120		3.00	07/28/14	121,750
140		5.50	08/23/17	156,501
100		6.75	03/15/31	122,150
	Federal National Mortgage Assoc.
180		4.375	10/15/15	191,737
				592,138
	U.S. Government Obligations (12.5%)
	U.S. Treasury Bonds
350		3.50	02/15/39	286,782
70		4.25	05/15/39	65,691
540		5.25	02/15/29	585,226
	U.S. Treasury Notes
385		0.75	11/30/11	382,609
150		0.875	03/31/11	150,322

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS	COUPON RATE	MATURITY DATE	VALUE
$1,700	1.375%	09/15/12	$1,692,564
500	1.50	12/31/13	486,992
1,370	2.375	10/31/14	1,355,551
100	2.625	07/31/14	100,531
50	2.75	02/15/19	46,047
120	3.375	11/15/19	115,463
			5,267,778
	Total U.S. Government Agencies and Obligations (Cost $6,921,854)		6,813,634

NUMBER OF SHARES
Convertible Preferred Stock (0.2%)
Diversified Financial Services
7,000	Bank of America Corp. $1.50 (Cost $105,000)	105,140

PRINCIPAL AMOUNT IN THOUSANDS
Short-Term Investments (4.1%)
U.S. Government Obligation (c)(e) (0.2%)
$100	U.S. Treasury Bill (Cost $99,947)	0.152	05/06/10	99,948

NUMBER OF SHARES (000)
Investment Company (3.9%)
1,633	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,632,918)	1,632,918

Total Short-Term Investments (Cost $1,732,865)		1,732,866
Total Investments (Cost $41,005,803) (f)(g)	99.8%	42,082,114
Other Assets in Excess of Liabilities	0.2	88,086
Net Assets	100.0%	$42,170,200

  ADR  American Depositary Receipt.

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ December 31, 2009 continued

  (a)  Non-income producing security.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (d)  Floating rate security. Rate shown is the rate in effect at December 31, 2009.

  (e)  A portion of this security has been physically segregated in connection with open futures contracts.

  (f)  Securities have been designated as collateral in connection with open futures and swap contracts.

  (g)  The aggregate cost for federal income tax purposes is $41,088,882. The aggregate gross unrealized appreciation is $3,416,236 and the aggregate gross unrealized depreciation is $2,423,004 resulting in net unrealized appreciation of $993,232.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
8	Long	U.S. Treasury Notes 5 Year, March 2010	$915,063	$(18,225)
2	Short	U.S. Treasury Notes 10 Year, March 2010	(230,906)	7,207
5	Short	U.S. Treasury Bonds 30 Year, March 2010	(576,875)	24,125
8	Short	U.S. Treasury Notes 2 Year, March 2010	(1,730,125)	8,691
Net Unrealized Appreciation				$21,798

CREDIT DEFAULT SWAPS CONTRACTS OPEN AT DECEMBER 31, 2009:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+
								(unaudited)
Bank of America, N.A., Sealed Air Corp.	Buy	$10	1.12%	March 20, 2018	$38	—	$38	BB+

  +  Credit rating as issued by Standard & Poors.

See Notes to Financial Statements

Balanced

Summary of Investments ■ December 31, 2009

TYPE OF INVESTMENT	VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$28,776,137	68.4%
U.S. Government Agencies and Obligations	6,913,582	16.4
Corporate Bonds	4,500,253	10.7
Investment Company	1,632,918	3.9
Foreign Government Obligations	154,084	0.4
Convertible Preferred Stock	105,140	0.2
	$42,082,114++	100.0%

  ++  Does not include open long/short futures contracts with an underlying face amount of $3,452,969 and unrealized appreciation of $21,798. Also does not include open swaps contracts with an unrealized appreciation of $38.

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (99.3%) Australia (a)(5.8%)
	Electric Utilities
64,231	Spark Infrastructure Group (b)	$79,414
	Transportation Infrastructure
145,604	Australian Infrastructure Fund (Stapled Securities) (c)(d)	231,074
276,600	ConnectEast Group (Stapled Securities) (d)	107,200
239,560	Macquarie Airports (Stapled Securities) (d)	646,848
196,343	Transurban Group (Stapled Securities) (c)(d)	972,634
		1,957,756
	Total Australia	2,037,170
	Austria (a)(0.8%)
	Construction & Engineering
9,797	Strabag SE	288,825
	Belgium (a)(0.1%)
	Construction & Engineering
900	Compagnie d'Entreprises CFE	45,518
	Oil, Gas & Consumable Fuels
17	Euronav NV	370
	Total Belgium	45,888
	Bermuda (a)(0.3%)
	Oil, Gas & Consumable Fuels
4,300	Frontline Ltd. (e)	119,653
	Brazil (0.4%)
	Electric Utilities
50	Cia Energetica de Minas Gerais (ADR)	903
	Transportation Infrastructure
7,800	Obrascon Huarte Lain Brasil SA (a)	150,025
	Total Brazil	150,928

NUMBER OF SHARES		VALUE
	Canada (7.6%)
	Diversified Telecommunication Services
3,500	BCE, Inc.	$97,050
	Multi-Utilities
2,100	Atco Ltd.	92,707
2,500	Canadian Utilities Ltd.	104,580
7,300	Just Energy Income Fund (Units) (c)	100,651
		297,938
	Oil, Gas & Consumable Fuels
30,000	Enbridge, Inc.	1,394,942
25,200	TransCanada Corp.	872,006
		2,266,948
	Total Canada	2,661,936
	Chile (0.9%)
	Electric Utilities
6,100	Enersis SA (ADR)	139,446
	Independent Power Producers & Energy Traders
109,022	Empresa Nacional de Electricidad SA (a)	182,192
	Total Chile	321,638
	China (a)(4.4%)
	Machinery
229,000	China National Materials Co., Ltd. (H Shares) (f)	169,031
	Transportation Infrastructure
128,000	Beijing Capital International Airport Co., Ltd. (H Shares) (f)(g)	84,140
190,000	Jiangsu Expressway Co., Ltd. (H Shares) (f)	168,302
1,208,000	Zhejiang Expressway Co., Ltd. (H Shares) (f)	1,110,353
		1,362,795
	Total China	1,531,826

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Czech Republic (a)(0.4%)
	Electric Utilities
2,846	CEZ	$133,508
	France (a)(7.7%)
	Construction & Engineering
1,857	Bouygues SA	96,845
	Electric Utilities
6,697	EDF SA	398,507
	Multi-Utilities
35,056	GDF Suez	1,520,859
	Transportation Infrastructure
8,000	Aeroports de Paris (ADP)	643,496
849	Societe Des Autoroutes Paris-Rhin-Rhone (g)	65,033
		708,529
	Total France	2,724,740
	Germany (a)(7.9%)
	Electric Utilities
27,261	E.ON AG	1,138,082
	Multi-Utilities
13,622	RWE AG	1,323,751
	Transportation Infrastructure
6,021	Fraport AG Frankfurt Airport Services Worldwide	313,176
	Total Germany	2,775,009
	Italy (a)(8.3%)
	Transportation Infrastructure
40,800	Ansaldo STS SpA	774,169
75,551	Atlantia SpA	1,963,880
236,800	Gemina SpA (g)	191,985
	Total Italy	2,930,034
	Japan (a)(7.0%)
	Diversified Telecommunication Services
5,300	Nippon Telegraph & Telephone Corp.	208,476

NUMBER OF SHARES		VALUE
	Gas Utilities
40,000	Osaka Gas Co., Ltd.	$134,765
74,000	Toho Gas Co., Ltd.	392,460
		527,225
	Metals & Mining
275,000	Kobe Steel Ltd. (g)	498,080
	Transportation Infrastructure
110,000	Kamigumi Co., Ltd. (g)	799,298
	Wireless Telecommunication Services
50	KDDI Corp.	263,669
122	NTT DoCoMo, Inc.	169,948
		433,617
	Total Japan	2,466,696
	Malaysia (a)(0.9%)
	Electric Utilities
37,900	Tenaga Nasional Berhad	92,773
	Transportation Infrastructure
247,600	PLUS Expressways Berhad	235,680
	Total Malaysia	328,453
	Mexico (0.3%)
	Transportation Infrastructure
36,000	Grupo Aeroportuario del Pacifico SAB de CV (Class B)	112,304
	Netherlands (a)(4.0%)
	Transportation Infrastructure
13,840	Koninklijke Vopak NV (g)	1,093,438
3,800	Smit Internationale NV	327,122
	Total Netherlands	1,420,560
	Portugal (a)(0.9%)
	Electric Utilities
34,354	EDP - Energias de Portugal SA	152,050

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Transportation Infrastructure
17,151	Brisa Auto-Estradas de Portugal SA	$175,248
	Total Portugal	327,298
	Singapore (a)(0.9%)
	Transportation Infrastructure
166,000	Singapore Airport Terminal Services Ltd.	322,231
	South Africa (a)(1.6%)
	Diversified Telecommunication Services
72,690	Telkom South Africa Ltd.	366,479
	Wireless Telecommunication Services
12,735	MTN Group Ltd.	202,606
	Total South Africa	569,085
	Spain (a)(7.9%)
	Electric Utilities
4,983	Acciona SA	647,199
14,334	Iberdrola SA	136,554
		783,753
	Transportation Infrastructure
67,043	Abertis Infraestructuras SA	1,512,836
41,281	Cintra Concesiones de Infraestructuras de Transporte SA	482,095
		1,994,931
	Total Spain	2,778,684
	Turkey (a)(1.7%)
	Gas Utilities
159,616	Aygaz	599,991
	United Kingdom (a)(7.3%)
	Diversified Telecommunication Services
224,317	BT Group PLC	485,695

NUMBER OF SHARES		VALUE
	Independent Power Producers & Energy Traders
45,194	Drax Group PLC	$302,535
	Multi-Utilities
251,469	Centrica PLC	1,135,716
36,130	National Grid PLC	394,939
		1,530,655
	Transportation Infrastructure
96,902	BBA Aviation PLC	255,247
	Total United Kingdom	2,574,132
	United States (22.2%)
	Communications Equipment
9,000	Comverse Technology, Inc. (g)	85,050
	Construction & Engineering
7,500	EMCOR Group, Inc. (g)	201,750
13,600	KBR, Inc.	258,400
		460,150
	Electric Utilities
3,400	Entergy Corp.	278,256
2,000	FirstEnergy Corp.	92,900
3,100	FPL Group, Inc.	163,742
		534,898
	Gas Utilities
3,600	Atmos Energy Corp.	105,840
11,200	Nicor, Inc.	471,520
5,700	Southwest Gas Corp.	162,621
18,700	UGI Corp.	452,353
		1,192,334
	Independent Power Producers & Energy Traders
10,300	Constellation Energy Group, Inc.	362,251
	Multi-Utilities
7,700	DTE Energy Co.	335,643
16,900	Public Service Enterprise Group, Inc.	561,925
		897,568

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Oil, Gas & Consumable Fuels
70,000	El Paso Corp.	$688,100
43,600	Southern Union Co.	989,720
47,655	Spectra Energy Corp.	977,404
78,600	Williams Cos., Inc. (The)	1,656,888
		4,312,112
	Total United States	7,844,363
	Total Common Stocks (Cost $30,454,641)	35,064,952
	Preferred Stock (0.5%) Brazil (a)
	Electric Utilities
8,700	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Cost $121,043)	169,714
NUMBER OF SHARES (000)
	Short-Term Investment (0.1%)
	Investment Company
30	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $30,064)	30,064
Total Investments (Cost $30,605,748) (g)(h)	99.9%	35,264,730
Total Written Options Outstanding (premium received $12,220)	(0.0)	(21,877)
Other Assets in Excess of Liabilities	0.1	42,593
Net Assets	100.0%	$35,285,446

ADR  American Depositary Receipt.

  (a)  Securities with a total market value equal to $24,475,714 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (b)  Non-income producing security.

  (c)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (d)  Comprised of securities in separate entities that are traded as a single stapled security.

  (e)  Security trades on the Norwegian exchange.

  (f)  Security trades on the Hong Kong exchange.

  (g)  Securities have been designated as collateral in connection with open option and forward foreign currency contracts.

  (h)  The aggregate cost for federal income tax purposes is $31,280,168. The aggregate gross unrealized appreciation is $4,258,969 and the aggregate gross unrealized depreciation is $274,407 resulting in net unrealized appreciation of $3,984,562.

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2009:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
	$815,402	AUD	895,033	01/14/10	$(12,586)
	$977,960	CAD	1,036,637	01/14/10	13,234
	$295,457	HKD	2,289,201	01/14/10	(176)
	$259,414	HKD	2,010,667	01/14/10	(60)
	$67,515	NOK	392,328	01/14/10	205
	$148,473	NZD	205,897	01/14/10	868
	$186,415	SGD	260,105	01/14/10	(1,296)
BRL	579,231		$330,989	01/14/10	(684)
EUR	182,503		$269,188	01/14/10	7,564
EUR	174,936		$254,781	01/14/10	4,005
GBP	367,521		$597,662	01/14/10	4,090
JPY	45,588,004		$508,341	01/14/10	18,822
MXN	1,211,238		$94,917	01/14/10	2,467
MYR	1,672,751		$490,543	01/14/10	2,313
TRY	993,707		$655,480	01/14/10	(8,695)
ZAR	5,064,229		$677,489	01/14/10	(6,854)
Net Unrealized Appreciation					$23,217

Currency Abbreviations:

AUD  Australian Dollar.

BRL  Brazilian Real.

CAD  Canadian Dollar.

EUR  Euro.

GBP  British Pound.

HKD  Hong Kong Dollar.

JPY  Japanese Yen.

MXN  Mexican New Peso.

MYR  Malaysian Ringgit.

NOK  Norwegian Krone.

NZD  New Zealand Dollar.

SGD  Singapore Dollar.

TRY  Turkish Lira.

ZAR  South African Rand.

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2009 continued

OPTIONS WRITTEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	PREMIUM	VALUE
62	E.ON AG	$29.00	January 2010	$2,822	$5,871
48	EDF SA	42.00	January 2010	2,909	3,099
48	Fraport AG Frankfurt Airport Services Worldwide	38.00	January 2010	2,185	1,309
86	RWE AG	68.00	January 2010	4,304	11,598
	Total			$12,220	$21,877

SUMMARY OF INVESTMENTS INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Transportation Infrastructure	$12,737,814		36.1%
Oil, Gas & Consumable Fuels	6,699,083		19.0
Multi-Utilities	5,570,771		15.8
Electric Utilities	3,623,048		10.3
Gas Utilities	2,319,550		6.6
Diversified Telecommunication Services	1,157,700		3.3
Construction & Engineering	891,338		2.5
Independent Power Producers & Energy Traders	846,978		2.4
Wireless Telecommunication Services	636,223		1.8
Metals & Mining	498,080		1.4
Machinery	169,031		0.5
Communications Equipment	85,050		0.2
Investment Company	30,064		0.1
	$35,264,730	^	100.0%

  ^  Does not include open forward foreign currency contracts with net unrealized appreciation of $23,217 and options written with a value of $21,877.

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (99.2%)
	Aerospace & Defense (5.2%)
17,070	Boeing Co. (The)	$923,999
10,820	L-3 Communications Holdings, Inc.	940,799
25,100	Raytheon Co.	1,293,152
29,069	United Technologies Corp.	2,017,679
		5,175,629
	Biotechnology (1.2%)
21,440	Amgen, Inc. (a)	1,212,861
	Capital Markets (2.1%)
12,113	Goldman Sachs Group, Inc. (The)	2,045,159
	Chemicals (1.4%)
18,670	Lubrizol Corp. (The)	1,361,976
	Commercial Banks (2.1%)
77,640	Wells Fargo & Co.	2,095,504
	Commercial Services & Supplies (1.0%)
41,400	Pitney Bowes, Inc.	942,264
	Computers & Peripherals (7.4%)
12,320	Apple, Inc. (a)	2,597,795
40,860	Hewlett-Packard Co.	2,104,699
20,020	International Business Machines Corp.	2,620,618
		7,323,112
	Construction & Engineering (1.4%)
30,620	Fluor Corp.	1,379,125
	Diversified Financial Services (2.9%)
68,080	JPMorgan Chase & Co.	2,836,894
	Diversified Telecommunication Services (2.0%)
72,336	AT&T, Inc.	2,027,578
	Electronic Equipment, Instruments & Components (1.3%)
66,730	Corning, Inc.	1,288,556

NUMBER OF SHARES		VALUE
	Energy Equipment & Services (2.7%)
16,800	Halliburton Co.	$505,512
25,810	Transocean Ltd. (Switzerland) (a)	2,137,068
		2,642,580
	Food & Staples Retailing (1.6%)
50,803	CVS Caremark Corp.	1,636,365
	Health Care Providers & Services (3.5%)
58,590	UnitedHealth Group, Inc.	1,785,823
29,320	WellPoint, Inc. (a)	1,709,063
		3,494,886
	Hotels, Restaurants & Leisure (3.3%)
30,840	McDonald's Corp.	1,925,649
52,000	Royal Caribbean Cruises Ltd. (Liberia) (a)	1,314,560
		3,240,209
	Household Durables (1.1%)
13,330	Whirlpool Corp.	1,075,198
	Household Products (2.9%)
29,640	Kimberly-Clark Corp.	1,888,364
16,212	Procter & Gamble Co. (The)	982,934
		2,871,298
	Independent Power Producers & Energy Traders (1.2%)
49,060	NRG Energy, Inc. (a)	1,158,307
	Industrial Conglomerates (2.2%)
146,999	General Electric Co.	2,224,095
	Information Technology Services (1.4%)
23,360	Computer Sciences Corp. (a)	1,343,901
	Insurance (5.7%)
20,860	ACE Ltd. (Switzerland) (a)	1,051,344
35,240	Aflac, Inc.	1,629,850
43,682	MetLife, Inc.	1,544,158
29,030	Travelers Cos., Inc. (The)	1,447,436
		5,672,788

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Internet Software & Services (2.3%)
3,694	Google, Inc. (Class A) (a)	$2,290,206
	Leisure Equipment & Products (1.5%)
75,980	Mattel, Inc.	1,518,080
	Metals & Mining (1.9%)
23,190	Freeport-McMoRan Copper & Gold, Inc. (a)	1,861,925
	Multi-Utilities (2.9%)
45,640	Public Service Enterprise Group, Inc.	1,517,530
24,870	Sempra Energy	1,392,223
		2,909,753
	Multiline Retail (1.6%)
32,220	Target Corp.	1,558,481
	Oil, Gas & Consumable Fuels (9.3%)
17,890	Apache Corp.	1,845,711
13,300	BP PLC (ADR) (United Kingdom)	771,001
26,230	Chevron Corp.	2,019,448
21,150	ConocoPhillips	1,080,131
32,311	Exxon Mobil Corp.	2,203,287
43,370	Marathon Oil Corp.	1,354,011
		9,273,589
	Paper & Forest Products (1.7%)
63,470	International Paper Co.	1,699,727
	Pharmaceuticals (8.1%)
45,260	Bristol-Myers Squibb Co.	1,142,815
7,689	Johnson & Johnson	495,248
64,180	Merck & Co., Inc.	2,345,137
151,811	Pfizer, Inc.	2,761,442
33,060	Watson Pharmaceuticals, Inc. (a)	1,309,507
		8,054,149
	Road & Rail (1.9%)
39,620	CSX Corp.	1,921,174

NUMBER OF SHARES		VALUE
	Semiconductors & Semiconductor Equipment (2.1%)
103,210	Intel Corp.	$2,105,484
	Software (3.3%)
108,423	Microsoft Corp.	3,305,817
	Specialty Retail (4.0%)
59,940	Gap, Inc. (The)	1,255,743
39,920	Guess?, Inc.	1,688,616
16,820	Sherwin-Williams Co. (The)	1,036,953
		3,981,312
	Textiles, Apparel & Luxury Goods (1.2%)
16,349	VF Corp.	1,197,401
	Tobacco (3.8%)
69,659	Altria Group, Inc.	1,367,406
50,179	Philip Morris International, Inc.	2,418,126
		3,785,532
	Total Common Stocks (Cost $94,891,887)	98,510,915
NUMBER OF SHARES (000)
	Short-Term Investment (0.8%)
	Investment Company
799	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $799,346)	799,346
Total Investments (Cost $95,691,233) (b)(c)	100.0%	99,310,261
Total Written Options Outstanding (premium received $4,422)	0.0	(1,298)
Other Assets in Excess of Liabilities	0.0	13,689
Net Assets	100.0%	$99,322,652

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments ■ December 31, 2009 continued

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities have been designated as collateral in connection with option contracts.

  (c)  The aggregate cost for federal income tax purposes is $95,802,959. The aggregate gross unrealized appreciation is $11,876,111 and the aggregate gross unrealized depreciation is $8,368,809 resulting in net unrealized appreciation of $3,507,302.

OPTIONS WRITTEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	PREMIUM	VALUE
22	MetLife, Inc.	$36.00	January 2010	$4,422	$1,298

See Notes to Financial Statements

Dividend Growth

Summary of Investments ■ December 31, 2009

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	$9,273,589	9.3%
Pharmaceuticals	8,054,149	8.1
Computers & Peripherals	7,323,112	7.4
Insurance	5,672,788	5.7
Aerospace & Defense	5,175,629	5.2
Specialty Retail	3,981,312	4.0
Tobacco	3,785,532	3.8
Health Care Providers & Services	3,494,886	3.5
Software	3,305,817	3.3
Hotels, Restaurants & Leisure	3,240,209	3.3
Multi-Utilities	2,909,753	2.9
Household Products	2,871,298	2.9
Diversified Financial Services	2,836,894	2.9
Energy Equipment & Services	2,642,580	2.7
Internet Software & Services	2,290,206	2.3
Industrial Conglomerates	2,224,095	2.2
Semiconductors & Semiconductor Equipment	2,105,484	2.1
Commercial Banks	2,095,504	2.1
Capital Markets	2,045,159	2.1
Diversified Telecommunication Services	2,027,578	2.0

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Road & Rail	$1,921,174		1.9%
Metals & Mining	1,861,925		1.9
Paper & Forest Products	1,699,727		1.7
Food & Staples Retailing	1,636,365		1.6
Multiline Retail	1,558,481		1.6
Leisure Equipment & Products	1,518,080		1.5
Construction & Engineering	1,379,125		1.4
Chemicals	1,361,976		1.4
Information Technology Services	1,343,901		1.4
Electronic Equipment, Instruments & Components	1,288,556		1.3
Biotechnology	1,212,861		1.2
Textiles, Apparel & Luxury Goods	1,197,401		1.2
Independent Power Producers & Energy Traders	1,158,307		1.2
Household Durables	1,075,198		1.1
Commercial Services & Supplies	942,264		1.0
Investment Company	799,346		0.8
	$99,310,261	^	100.0%

^  Does not include options written with a value of $1,298.

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (99.3%)
	Aerospace & Defense (2.3%)
3,585	Boeing Co. (The)	$194,056
2,975	General Dynamics Corp.	202,806
2,969	Goodrich Corp.	190,758
5,082	Honeywell International, Inc.	199,214
3,873	ITT Corp.	192,643
2,426	L-3 Communications Holdings, Inc.	210,941
2,547	Lockheed Martin Corp.	191,917
3,699	Northrop Grumman Corp.	206,589
1,687	Precision Castparts Corp.	186,160
3,933	Raytheon Co.	202,628
3,385	Rockwell Collins, Inc.	187,394
3,016	United Technologies Corp.	209,341
		2,374,447
	Air Freight & Logistics (0.8%)
3,440	C.H. Robinson Worldwide, Inc.	202,031
6,036	Expeditors International of Washington, Inc.	209,630
2,231	FedEx Corp.	186,177
3,334	United Parcel Service, Inc. (Class B)	191,272
		789,110
	Airlines (0.2%)
16,862	Southwest Airlines Co.	192,733
	Auto Components (0.4%)
14,607	Goodyear Tire & Rubber Co. (The) (a)	205,959
6,943	Johnson Controls, Inc.	189,127
		395,086
	Automobiles (0.4%)
21,405	Ford Motor Co. (a)	214,050
7,293	Harley-Davidson, Inc.	183,784
		397,834
	Beverages (1.6%)
3,951	Brown-Forman Corp. (Class B)	211,655
3,535	Coca-Cola Co. (The)	201,495

NUMBER OF SHARES		VALUE
10,149	Coca-Cola Enterprises, Inc.	$215,159
12,346	Constellation Brands, Inc. (Class A) (a)	196,672
7,335	Dr Pepper Snapple Group, Inc.	207,580
4,775	Molson Coors Brewing Co. (Class B)	215,639
5,202	Pepsi Bottling Group, Inc.	195,075
3,521	PepsiCo, Inc.	214,077
		1,657,352
	Biotechnology (1.2%)
3,396	Amgen, Inc. (a)	192,112
4,085	Biogen Idec, Inc. (a)	218,547
3,618	Celgene Corp. (a)	201,450
3,492	Cephalon, Inc. (a)	217,936
3,884	Genzyme Corp. (a)	190,355
4,424	Gilead Sciences, Inc. (a)	191,471
		1,211,871
	Building Products (0.2%)
14,033	Masco Corp.	193,796
	Capital Markets (2.8%)
4,989	Ameriprise Financial, Inc.	193,673
7,747	Bank of New York Mellon Corp. (The)	216,684
10,794	Charles Schwab Corp. (The)	203,143
105,277	E*Trade Financial Corp. (a)	184,235
7,159	Federated Investors, Inc. (Class B)	196,873
1,818	Franklin Resources, Inc.	191,526
1,161	Goldman Sachs Group, Inc. (The)	196,023
8,970	Invesco Ltd. (Bermuda)	210,705
15,905	Janus Capital Group, Inc.	213,922
6,576	Legg Mason, Inc.	198,332
7,171	Morgan Stanley (See Note 6)	212,262
3,752	Northern Trust Corp.	196,605
4,978	State Street Corp.	216,742
3,520	T. Rowe Price Group, Inc.	187,440
		2,818,165

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Chemicals (2.6%)
2,521	Air Products & Chemicals, Inc.	$204,352
4,087	Airgas, Inc.	194,541
2,312	CF Industries Holdings, Inc.	209,883
7,598	Dow Chemical Co. (The)	209,933
3,488	Eastman Chemical Co.	210,117
4,310	Ecolab, Inc.	192,140
5,898	EI Du Pont de Nemours & Co.	198,586
3,517	FMC Corp.	196,108
5,134	International Flavors & Fragrances, Inc.	211,213
2,601	Monsanto Co.	212,632
3,362	PPG Industries, Inc.	196,811
2,429	Praxair, Inc.	195,073
3,692	Sigma-Aldrich Corp.	186,557
		2,617,946
	Commercial Banks (2.7%)
7,341	BB&T Corp.	186,241
6,708	Comerica, Inc.	198,356
21,309	Fifth Third Bancorp	207,763
14,091	First Horizon National Corp. (a)	188,818
56,158	Huntington Bancshares, Inc.	204,977
37,674	Keycorp	209,091
2,921	M&T Bank Corp.	195,386
34,710	Marshall & Ilsley Corp.	189,169
3,870	PNC Financial Services Group, Inc.	204,297
34,774	Regions Financial Corp.	183,954
9,020	SunTrust Banks, Inc.	183,016
8,498	US Bancorp	191,290
7,076	Wells Fargo & Co.	190,981
15,965	Zions BanCorp.	204,831
		2,738,170
	Commercial Services & Supplies (1.6%)
5,358	Avery Dennison Corp.	195,513
6,417	Cintas Corp.	167,163

NUMBER OF SHARES		VALUE
8,179	Iron Mountain, Inc. (a)	$186,154
8,301	Pitney Bowes, Inc.	188,931
7,380	Republic Services, Inc.	208,928
9,587	RR Donnelley & Sons Co.	213,502
3,798	Stericycle, Inc. (a)	209,536
6,181	Waste Management, Inc.	208,980
		1,578,707
	Communications Equipment (1.4%)
8,465	Cisco Systems, Inc. (a)	202,652
4,206	Harris Corp.	199,995
26,443	JDS Uniphase Corp. (a)	218,155
7,261	Juniper Networks, Inc. (a)	193,651
24,125	Motorola, Inc. (a)	187,210
4,653	QUALCOMM, Inc.	215,248
37,222	Tellabs, Inc. (a)	211,421
		1,428,332
	Computers & Peripherals (2.5%)
1,028	Apple, Inc. (a)	216,764
13,793	Dell, Inc. (a)	198,068
11,982	EMC Corp. (a)	209,326
3,681	Hewlett-Packard Co.	189,608
1,556	International Business Machines Corp.	203,680
8,183	Lexmark International, Inc. (Class A) (a)	212,594
6,304	NetApp, Inc. (a)	216,795
10,813	QLogic Corp. (a)	204,041
8,206	SanDisk Corp. (a)	237,892
22,451	Sun Microsystems, Inc. (a)	210,366
6,712	Teradata Corp. (a)	210,958
4,848	Western Digital Corp. (a)	214,039
		2,524,131
	Construction & Engineering (0.6%)
4,304	Fluor Corp.	193,852
5,021	Jacobs Engineering Group, Inc. (a)	188,840
9,936	Quanta Services, Inc. (a)	207,066
		589,758

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Construction Materials (0.2%)
3,807	Vulcan Materials Co.	$200,515
	Consumer Finance (0.7%)
4,679	American Express Co.	189,593
4,738	Capital One Financial Corp.	181,655
12,677	Discover Financial Services	186,479
16,574	SLM Corp. (a)	186,789
		744,516
	Containers & Packaging (1.0%)
3,754	Ball Corp.	194,082
6,778	Bemis Co., Inc.	200,968
5,882	Owens-Illinois, Inc. (a)	193,341
8,023	Pactiv Corp. (a)	193,675
9,236	Sealed Air Corp.	201,899
		983,965
	Distributors (0.2%)
5,237	Genuine Parts Co.	198,797
	Diversified Consumer Services (0.6%)
3,245	Apollo Group, Inc. (Class A) (a)	196,582
3,620	DeVry, Inc.	205,362
9,277	H&R Block, Inc.	209,846
		611,790
	Diversified Financial Services (1.8%)
13,936	Bank of America Corp.	209,876
55,741	Citigroup, Inc. (See Note 6)	184,503
625	CME Group, Inc.	209,969
1,947	IntercontinentalExchange, Inc. (a)	218,648
5,115	JPMorgan Chase & Co.	213,142
8,200	Leucadia National Corp. (a)	195,078
7,077	Moody's Corp.	189,663
9,476	NASDAQ OMX Group, Inc. (The) (a)	187,814
7,372	NYSE Euronext	186,512
		1,795,205

NUMBER OF SHARES		VALUE
	Diversified Telecommunication Services (1.2%)
7,528	AT&T, Inc.	$211,010
5,402	CenturyTel, Inc.	195,607
26,151	Frontier Communications Corp.	204,239
44,235	Qwest Communications International, Inc.	186,229
5,779	Verizon Communications, Inc.	191,458
18,970	Windstream Corp.	208,480
		1,197,023
	Electric Utilities (2.7%)
8,047	Allegheny Energy, Inc.	188,943
5,854	American Electric Power Co., Inc.	203,661
12,055	Duke Energy Corp.	207,466
5,432	Edison International	188,925
2,349	Entergy Corp.	192,242
3,810	Exelon Corp.	186,195
4,047	FirstEnergy Corp.	187,983
3,835	FPL Group, Inc.	202,565
7,902	Northeast Utilities	203,793
11,142	Pepco Holdings, Inc.	187,743
5,594	Pinnacle West Capital Corp.	204,628
5,805	PPL Corp.	187,559
5,085	Progress Energy, Inc.	208,536
5,934	Southern Co.	197,721
		2,747,960
	Electrical Equipment (0.8%)
4,950	Emerson Electric Co.	210,870
1,542	First Solar, Inc. (a)	208,787
4,244	Rockwell Automation, Inc.	199,383
3,827	Roper Industries, Inc.	200,420
		819,460
	Electronic Equipment, Instruments & Components (1.2%)
6,499	Agilent Technologies, Inc. (a)	201,924
4,390	Amphenol Corp. (Class A)	202,730

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
10,262	Corning, Inc.	$198,159
6,243	FLIR Systems, Inc. (a)	204,271
13,927	Jabil Circuit, Inc.	241,912
10,027	Molex, Inc.	216,082
		1,265,078
	Energy Equipment & Services (2.2%)
5,170	Baker Hughes, Inc.	209,282
10,113	BJ Services Co.	188,102
4,904	Cameron International Corp. (a)	204,987
2,005	Diamond Offshore Drilling, Inc.	197,332
3,497	FMC Technologies, Inc. (a)	202,266
6,399	Halliburton Co.	192,546
9,446	Nabors Industries Ltd. (Bermuda) (a)	206,773
4,378	National Oilwell Varco, Inc.	193,026
8,557	Rowan Cos., Inc. (a)	193,730
3,287	Schlumberger Ltd. (Netherlands Antilles)	213,951
7,141	Smith International, Inc.	194,021
		2,196,016
	Food & Staples Retailing (1.8%)
3,304	Costco Wholesale Corp.	195,498
6,078	CVS Caremark Corp.	195,772
9,414	Kroger Co. (The)	193,269
9,743	Safeway, Inc.	207,429
15,186	SUPERVALU, Inc.	193,014
7,405	Sysco Corp.	206,896
3,964	Wal-Mart Stores, Inc.	211,876
5,544	Walgreen Co.	203,576
7,021	Whole Foods Market, Inc. (a)	192,726
		1,800,056
	Food Products (2.7%)
6,527	Archer-Daniels-Midland Co. (b)	204,361
5,769	Campbell Soup Co.	194,992
8,632	ConAgra Foods, Inc.	198,968
10,858	Dean Foods Co. (a)	195,878
3,007	General Mills, Inc.	212,926

NUMBER OF SHARES		VALUE
5,370	Hershey Co. (The)	$192,192
4,936	HJ Heinz Co.	211,063
5,116	Hormel Foods Corp.	196,710
3,140	JM Smucker Co. (The)	193,895
3,968	Kellogg Co.	211,098
7,027	Kraft Foods, Inc. (Class A)	190,994
5,424	McCormick & Co., Inc.	195,969
15,873	Sara Lee Corp.	193,333
15,560	Tyson Foods, Inc. (Class A)	190,921
		2,783,300
	Gas Utilities (0.6%)
4,484	EQT Corp.	196,937
4,444	Nicor, Inc.	187,092
4,557	Questar Corp.	189,435
		573,464
	Health Care Equipment & Supplies (2.6%)
3,636	Baxter International, Inc.	213,361
2,672	Becton Dickinson and Co.	210,714
21,294	Boston Scientific Corp. (a)	191,646
2,668	C.R. Bard, Inc.	207,837
7,494	CareFusion Corp. (a)	187,425
5,779	DENTSPLY International, Inc.	203,247
3,983	Hospira, Inc. (a)	203,133
656	Intuitive Surgical, Inc. (a)	198,978
4,386	Medtronic, Inc.	192,896
5,307	St Jude Medical, Inc. (a)	195,192
3,919	Stryker Corp.	197,400
4,505	Varian Medical Systems, Inc. (a)	211,059
3,242	Zimmer Holdings, Inc. (a)	191,635
		2,604,523
	Health Care Providers & Services (3.1%)
6,254	Aetna, Inc.	198,252
8,048	AmerisourceBergen Corp.	209,811
5,897	Cardinal Health, Inc.	190,119
5,294	CIGNA Corp.	186,719
7,717	Coventry Health Care, Inc. (a)	187,446
3,180	DaVita, Inc. (a)	186,793

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
2,247	Express Scripts, Inc. (a)	$194,253
4,762	Humana, Inc. (a)	209,004
2,814	Laboratory Corp. of America Holdings (a)	210,600
3,309	McKesson Corp.	206,812
3,004	Medco Health Solutions, Inc. (a)	191,986
7,024	Patterson Cos., Inc. (a)	196,532
3,078	Quest Diagnostics, Inc.	185,850
38,599	Tenet Healthcare Corp. (a)	208,049
6,009	UnitedHealth Group, Inc.	183,154
3,399	WellPoint, Inc. (a)	198,128
		3,143,508
	Health Care Technology (0.2%)
10,189	IMS Health, Inc.	214,580
	Hotels, Restaurants & Leisure (2.0%)
5,817	Carnival Corp. (Units) (Panama) (a)(c)	184,341
5,394	Darden Restaurants, Inc.	189,168
10,814	International Game Technology	202,979
7,390	Marriott International, Inc. (Class A)	201,377
3,301	McDonald's Corp.	206,114
8,004	Starbucks Corp. (a)	184,572
5,577	Starwood Hotels & Resorts Worldwide, Inc.	203,951
10,028	Wyndham Worldwide Corp.	202,265
3,490	Wynn Resorts Ltd.	203,223
6,069	Yum! Brands, Inc.	212,233
		1,990,223
	Household Durables (2.2%)
3,268	Black & Decker Corp.	211,864
19,688	DR Horton, Inc.	214,009
5,224	Fortune Brands, Inc.	225,677
5,781	Harman International Industries, Inc.	203,954
9,525	Leggett & Platt, Inc.	194,310
15,084	Lennar Corp. (Class A)	192,623

NUMBER OF SHARES		VALUE
12,779	Newell Rubbermaid, Inc.	$191,813
20,422	Pulte Homes, Inc. (a)	204,220
5,098	Snap-On, Inc.	215,441
3,736	Stanley Works (The)	192,441
2,572	Whirlpool Corp.	207,457
		2,253,809
	Household Products (0.8%)
3,281	Clorox Co.	200,141
2,536	Colgate-Palmolive Co.	208,332
2,962	Kimberly-Clark Corp.	188,709
3,255	Procter & Gamble Co. (The)	197,351
		794,533
	Independent Power Producers & Energy Traders (0.4%)
13,773	AES Corp. (The) (a)	183,319
5,837	Constellation Energy Group, Inc.	205,287
		388,606
	Industrial Conglomerates (0.6%)
2,319	3M Co.	191,712
12,357	General Electric Co. (b)	186,961
10,458	Textron, Inc.	196,715
		575,388
	Information Technology Services (2.3%)
3,200	Affiliated Computer Services, Inc. (Class A) (a)	191,008
4,866	Automatic Data Processing, Inc.	208,362
4,666	Cognizant Technology Solutions Corp. (Class A) (a)	211,370
3,403	Computer Sciences Corp. (a)	195,775
8,054	Fidelity National Information Services, Inc.	188,786
4,399	Fiserv, Inc. (a)	213,263
744	Mastercard, Inc. (Class A)	190,449
6,324	Paychex, Inc.	193,767
10,054	SAIC, Inc. (a)	190,423
11,909	Total System Services, Inc.	205,668

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
2,130	Visa, Inc. (Class A)	$186,290
9,907	Western Union Co. (The)	186,747
		2,361,908
	Insurance (4.0%)
4,447	Aflac, Inc.	205,674
7,190	Allstate Corp. (The)	215,988
6,723	American International Group, Inc. (a)	201,556
5,545	AON Corp.	212,595
7,105	Assurant, Inc.	209,455
4,030	Chubb Corp.	198,195
7,641	Cincinnati Financial Corp.	200,500
16,831	Genworth Financial, Inc. (Class A) (a)	191,032
8,917	Hartford Financial Services Group, Inc. (See Note 6)	207,409
8,137	Lincoln National Corp.	202,449
5,726	Loews Corp.	208,140
8,737	Marsh & McLennan Cos., Inc.	192,913
5,350	MetLife, Inc.	189,123
8,736	Principal Financial Group, Inc.	210,013
11,450	Progressive Corp. (The) (a)	205,985
3,875	Prudential Financial, Inc.	192,820
4,383	Torchmark Corp.	192,633
4,279	Travelers Cos., Inc. (The)	213,351
9,810	Unum Group	191,491
11,388	XL Capital Ltd. (Class A) (Cayman Islands)	208,742
		4,050,064
	Internet & Catalog Retail (0.6%)
1,612	Amazon.com, Inc. (a)	216,846
7,766	Expedia, Inc. (a)	199,664
958	Priceline.com, Inc. (a)	209,323
		625,833
	Internet Software & Services (1.0%)
7,352	Akamai Technologies, Inc. (a)	186,226
8,360	eBay, Inc. (a)	196,794
348	Google, Inc. (Class A) (a)	215,753

NUMBER OF SHARES		VALUE
8,706	VeriSign, Inc. (a)	$211,034
11,639	Yahoo!, Inc. (a)	195,302
		1,005,109
	Leisure Equipment & Products (0.6%)
46,112	Eastman Kodak Co. (a)	194,593
6,577	Hasbro, Inc.	210,858
10,258	Mattel, Inc.	204,955
		610,406
	Life Sciences Tools & Services (1.0%)
3,693	Life Technologies Corp. (a)	192,886
2,820	Millipore Corp. (a)	204,027
9,419	PerkinElmer, Inc.	193,937
4,116	Thermo Fisher Scientific, Inc. (a)	196,292
3,148	Waters Corp. (a)	195,050
		982,192
	Machinery (2.2%)
3,628	Caterpillar, Inc.	206,760
4,128	Cummins, Inc.	189,310
2,788	Danaher Corp.	209,657
3,821	Deere & Co.	206,678
5,005	Dover Corp.	208,258
3,181	Eaton Corp.	202,375
2,085	Flowserve Corp.	197,095
4,404	Illinois Tool Works, Inc.	211,348
5,258	PACCAR, Inc.	190,708
5,562	Pall Corp.	201,344
3,510	Parker Hannifin Corp.	189,119
		2,212,652
	Media (3.2%)
13,665	CBS Corp. (Class B)	191,993
10,999	Comcast Corp. (Class A)	185,443
6,283	DIRECTV (Class A) (a)	209,538
14,799	Gannett Co., Inc.	219,765
29,214	Interpublic Group of Cos., Inc. (a)	215,599

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
6,118	McGraw-Hill Cos., Inc. (The)	$205,014
6,823	Meredith Corp.	210,490
18,224	New York Times Co. (The) (Class A) (a)	225,249
14,982	News Corp. (Class A)	205,104
4,982	Omnicom Group, Inc.	195,045
4,513	Scripps Networks Interactive, Inc. (Class A)	187,290
4,776	Time Warner Cable, Inc.	197,679
6,439	Time Warner, Inc.	187,632
6,954	Viacom, Inc. (Class B) (a)	206,742
5,932	Walt Disney Co. (The)	191,307
432	Washington Post Co. (The) (Class B)	189,907
		3,223,797
	Metals & Mining (1.9%)
9,476	AK Steel Holding Corp.	202,312
14,181	Alcoa, Inc.	228,598
5,052	Allegheny Technologies, Inc.	226,178
4,309	Cliffs Natural Resources, Inc.	198,602
2,706	Freeport-McMoRan Copper & Gold, Inc. (a)	217,265
4,341	Newmont Mining Corp.	205,373
4,291	Nucor Corp.	200,175
16,758	Titanium Metals Corp. (a)	209,810
3,878	United States Steel Corp.	213,755
		1,902,068
	Multi-Utilities (2.9%)
7,207	Ameren Corp.	201,436
13,026	Centerpoint Energy, Inc.	189,007
12,095	CMS Energy Corp.	189,408
4,178	Consolidated Edison, Inc.	189,807
5,354	Dominion Resources, Inc.	208,378
4,824	DTE Energy Co.	210,278
4,508	Integrys Energy Group, Inc.	189,291
12,259	NiSource, Inc.	188,543
4,540	PG&E Corp.	202,711
5,942	Public Service Enterprise Group, Inc.	197,571
5,351	SCANA Corp.	201,626
3,733	Sempra Energy	208,973

NUMBER OF SHARES		VALUE
11,699	TECO Energy, Inc.	$189,758
4,069	Wisconsin Energy Corp.	202,758
9,208	Xcel Energy, Inc.	195,394
		2,964,939
	Multiline Retail (1.6%)
6,456	Big Lots, Inc. (a)	187,095
7,194	Family Dollar Stores, Inc.	200,209
7,752	JC Penney Co., Inc.	206,281
3,702	Kohl's Corp. (a)	199,649
11,349	Macy's, Inc.	190,209
5,806	Nordstrom, Inc.	218,189
2,486	Sears Holdings Corp. (a)	207,457
3,886	Target Corp.	187,966
		1,597,055
	Office Electronics (0.2%)
22,642	Xerox Corp.	191,551
	Oil, Gas & Consumable Fuels (5.5%)
3,099	Anadarko Petroleum Corp.	193,440
1,898	Apache Corp.	195,817
4,360	Cabot Oil & Gas Corp.	190,052
7,213	Chesapeake Energy Corp.	186,672
2,465	Chevron Corp.	189,780
4,061	ConocoPhillips	207,395
4,365	Consol Energy, Inc.	217,377
13,073	Denbury Resources, Inc. (a)	193,480
2,885	Devon Energy Corp.	212,048
19,398	El Paso Corp.	190,682
2,227	EOG Resources, Inc.	216,687
2,778	Exxon Mobil Corp.	189,432
3,290	Hess Corp.	199,045
6,131	Marathon Oil Corp.	191,410
5,122	Massey Energy Co.	215,175
3,549	Murphy Oil Corp.	192,356
2,898	Noble Energy, Inc.	206,396
2,509	Occidental Petroleum Corp.	204,107
4,256	Peabody Energy Corp.	192,414
4,610	Pioneer Natural Resources Co.	222,064
3,708	Range Resources Corp.	184,844
4,317	Southwestern Energy Co. (a)	208,079

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
9,814	Spectra Energy Corp.	$201,285
8,208	Sunoco, Inc.	214,229
14,567	Tesoro Corp.	197,383
11,355	Valero Energy Corp.	190,196
10,068	Williams Cos., Inc. (The)	212,234
4,429	XTO Energy, Inc.	206,081
		5,620,160
	Paper & Forest Products (0.6%)
7,783	International Paper Co.	208,429
6,831	MeadWestvaco Corp.	195,571
4,429	Weyerhaeuser Co.	191,067
		595,067
	Personal Products (0.6%)
6,258	Avon Products, Inc.	197,127
4,366	Estee Lauder Cos., Inc. (The) (Class A)	211,140
4,518	Mead Johnson Nutrition Co.	197,436
		605,703
	Pharmaceuticals (2.2%)
3,554	Abbott Laboratories	191,880
3,418	Allergan, Inc.	215,368
8,126	Bristol-Myers Squibb Co.	205,181
5,784	Eli Lilly & Co.	206,547
5,975	Forest Laboratories, Inc. (a)	191,857
3,036	Johnson & Johnson	195,549
17,447	King Pharmaceuticals, Inc. (a)	214,075
5,601	Merck & Co., Inc.	204,661
11,478	Mylan, Inc. (a)	211,540
10,250	Pfizer, Inc.	186,447
5,006	Watson Pharmaceuticals, Inc. (a)	198,288
		2,221,393
	Professional Services (0.8%)
2,515	Dun & Bradstreet Corp.	212,190
6,600	Equifax, Inc.	203,874
11,287	Monster Worldwide, Inc. (a)	196,394
7,938	Robert Half International, Inc.	212,183
		824,641

NUMBER OF SHARES		VALUE
	Real Estate Investment Trusts (REITs) (2.8%)
13,248	Apartment Investment & Management Co. (Class A)	$210,908
2,358	AvalonBay Communities, Inc.	193,615
2,894	Boston Properties, Inc.	194,101
5,988	Equity Residential	202,275
6,199	HCP, Inc.	189,318
4,246	Health Care REIT, Inc.	188,183
18,086	Host Hotels & Resorts, Inc. (a)	211,064
16,125	Kimco Realty Corp.	218,171
5,194	Plum Creek Timber Co., Inc.	196,125
15,147	ProLogis	207,362
2,617	Public Storage	213,155
2,585	Simon Property Group, Inc.	206,283
4,822	Ventas, Inc.	210,914
2,799	Vornado Realty Trust	195,762
		2,837,236
	Real Estate Management & Development (0.2%)
15,652	CB Richard Ellis Group, Inc. (Class A) (a)	212,398
	Road & Rail (1.0%)
2,131	Burlington Northern Santa Fe Corp.	210,159
4,143	CSX Corp.	200,894
3,642	Norfolk Southern Corp.	190,914
4,615	Ryder System, Inc.	189,999
3,261	Union Pacific Corp.	208,378
		1,000,344
	Semiconductors & Semiconductor Equipment (3.7%)
22,863	Advanced Micro Devices, Inc. (a)	221,314
8,424	Altera Corp.	190,635
6,784	Analog Devices, Inc.	214,239
14,748	Applied Materials, Inc.	205,587
6,354	Broadcom Corp. (Class A) (a)	199,833
10,114	Intel Corp.	206,326

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
5,349	Kla-Tencor Corp.	$193,420
7,082	Linear Technology Corp.	216,284
36,908	LSI Corp. (a)	221,817
15,017	MEMC Electronic Materials, Inc. (a)	204,531
6,832	Microchip Technology, Inc.	198,538
22,498	Micron Technology, Inc. (a)	237,579
12,878	National Semiconductor Corp.	197,806
7,917	Novellus Systems, Inc. (a)	184,783
12,316	Nvidia Corp. (a)	230,063
20,257	Teradyne, Inc. (a)	217,358
7,900	Texas Instruments, Inc.	205,874
8,153	Xilinx, Inc.	204,314
		3,750,301
	Software (3.0%)
5,077	Adobe Systems, Inc. (a)	186,732
8,075	Autodesk, Inc. (a)	205,186
5,511	BMC Software, Inc. (a)	220,991
8,408	CA, Inc.	188,844
4,809	Citrix Systems, Inc. (a)	200,102
28,916	Compuware Corp. (a)	209,063
12,384	Electronic Arts, Inc. (a)	219,816
6,845	Intuit, Inc. (a)	210,210
5,319	McAfee, Inc. (a)	215,792
6,207	Microsoft Corp. (b)	189,251
46,451	Novell, Inc. (a)	192,772
8,523	Oracle Corp.	209,154
6,475	Red Hat, Inc. (a)	200,077
2,793	Salesforce.com, Inc. (a)	206,040
10,763	Symantec Corp. (a)	192,550
		3,046,580
	Specialty Retail (3.5%)
5,536	Abercrombie & Fitch Co. (Class A)	192,930
10,496	AutoNation, Inc. (a)	200,998
1,198	AutoZone, Inc. (a)	189,368
5,055	Bed Bath & Beyond, Inc. (a)	195,275
5,015	Best Buy Co., Inc.	197,892

NUMBER OF SHARES		VALUE
8,430	GameStop Corp. (Class A) (a)	$184,954
10,027	Gap, Inc. (The)	210,066
6,808	Home Depot, Inc. (The)	196,955
10,028	Limited Brands, Inc.	192,939
8,869	Lowe's Cos., Inc.	207,446
5,079	O'Reilly Automotive, Inc. (a)	193,611
30,126	Office Depot, Inc. (a)	194,313
9,675	RadioShack Corp.	188,663
4,882	Ross Stores, Inc.	208,510
3,388	Sherwin-Williams Co. (The)	208,870
8,526	Staples, Inc.	209,654
4,900	Tiffany & Co.	210,700
5,249	TJX Cos., Inc.	191,851
		3,574,995
	Textiles, Apparel & Luxury Goods (0.8%)
5,216	Coach, Inc.	190,540
2,942	NIKE, Inc. (Class B)	194,378
2,442	Polo Ralph Lauren Corp.	197,753
2,594	VF Corp.	189,985
		772,656
	Thrifts & Mortgage Finance (0.4%)
14,049	Hudson City Bancorp, Inc.	192,893
11,712	People's United Financial, Inc.	195,590
		388,483
	Tobacco (0.8%)
10,467	Altria Group, Inc.	205,467
2,504	Lorillard, Inc.	200,896
4,114	Philip Morris International, Inc.	198,254
3,568	Reynolds American, Inc.	188,997
		793,614
	Trading Companies & Distributors (0.4%)
5,186	Fastenal Co.	215,945
2,162	WW Grainger, Inc.	209,346
		425,291

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services (0.6%)
4,500	American Tower Corp. (Class A) (a)	$194,445
27,817	MetroPCS Communications, Inc. (a)	212,244
50,946	Sprint Nextel Corp. (a)	186,462
		593,151
Total Investments (Cost $61,546,645) (d)(e)	99.3%	100,379,340
Other Assets in Excess of Liabilities	0.7	751,358
Net Assets	100.0%	$101,130,698

  (a)  Non-income producing security.

  (b)  A portion of this security has been physically segregated in connection with open futures contracts.

  (c)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (d)  Securities have been designated as collateral in connection with open futures contracts.

  (e)  The aggregate cost for federal income tax purposes is $64,050,219. The aggregate gross unrealized appreciation is $38,116,984 and the aggregate gross unrealized depreciation is $1,787,863 resulting in net unrealized appreciation of $36,329,121.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2009:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED DEPRECIATION
16	Long	S&P 500 E-MINI, March 2010	$888,560	$(10,364)

SUMMARY OF INVESTMENTS SECTOR	VALUE	PERCENT OF NET ASSETS
Consumer Discretionary	$15,844,399	15.8%
Financials	15,584,237	15.5
Information Technology	15,572,990	15.5
Industrials	11,984,209	11.9
Health Care	10,378,067	10.3
Consumer Staples	8,434,558	8.4
Energy	7,816,176	7.8
Utilities	6,674,969	6.7
Materials	6,299,561	6.3
Telecommunication Services	1,790,174	1.8
	$100,379,340+	100.0%

+  Does not include open long futures contracts with an underlying face amount of $888,560 and total unrealized depreciation of $10,364.

See Notes to Financial Statements

Capital Growth

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (99.6%)
	Air Freight & Logistics (3.3%)
7,057	C.H. Robinson Worldwide, Inc.	$414,457
15,856	Expeditors International of Washington, Inc.	550,679
		965,136
	Capital Markets (3.0%)
1,879	BlackRock, Inc.	436,304
23,410	Charles Schwab Corp. (The)	440,576
		876,880
	Chemicals (4.4%)
15,929	Monsanto Co.	1,302,196
	Communications Equipment (3.3%)
17,016	Cisco Systems, Inc. (a)	407,363
8,393	Research In Motion Ltd. (Canada) (a)	566,863
		974,226
	Computers & Peripherals (7.1%)
10,014	Apple, Inc. (a)	2,111,552
	Construction Materials (2.3%)
24,383	Cemex SAB de CV (ADR) (Mexico) (a)	288,207
4,310	Martin Marietta Materials, Inc.	385,357
		673,564
	Consumer Finance (2.2%)
16,106	American Express Co.	652,615
	Distributors (2.7%)
198,000	Li & Fung Ltd. (Bermuda) (b)(c)	814,865
	Diversified Financial Services (6.2%)
92,181	BM&F BOVESPA SA (Brazil) (c)	640,644
1,668	CME Group, Inc.	560,365
26,914	Leucadia National Corp. (a)	640,284
		1,841,293

NUMBER OF SHARES		VALUE
	Electrical Equipment (0.6%)
1,248	First Solar, Inc. (a)	$168,979
	Health Care Equipment & Supplies (2.0%)
3,589	Gen-Probe, Inc. (a)	153,968
1,456	Intuitive Surgical, Inc. (a)	441,634
		595,602
	Hotels, Restaurants & Leisure (5.5%)
23,771	Las Vegas Sands Corp. (a)	355,139
20,371	Starbucks Corp. (a)	469,755
13,849	Wynn Resorts Ltd.	806,427
		1,631,321
	Information Technology Services (6.6%)
3,615	Mastercard, Inc. (Class A)	925,367
40,966	Redecard SA (Brazil) (c)	672,702
4,050	Visa, Inc. (Class A)	354,213
		1,952,282
	Insurance (3.3%)
162	Berkshire Hathaway, Inc. (Class B) (a)	532,332
12,309	Loews Corp.	447,432
		979,764
	Internet & Catalog Retail (7.2%)
15,911	Amazon.com, Inc. (a)	2,140,348
	Internet Software & Services (15.8%)
1,706	Baidu, Inc. (ADR) (Cayman Islands) (a)	701,558
19,725	eBay, Inc. (a)	464,327
3,653	Google, Inc. (Class A) (a)	2,264,787
58,500	Tencent Holdings Ltd. (Cayman Islands) (b)(c)	1,260,816
		4,691,488
	Life Sciences Tools & Services (1.8%)
17,663	Illumina, Inc. (a)	541,371

See Notes to Financial Statements

Capital Growth

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Media (0.8%)
7,239	McGraw-Hill Cos., Inc. (The)	$242,579
	Multiline Retail (1.0%)
3,455	Sears Holdings Corp. (a)	288,320
	Oil, Gas & Consumable Fuels (5.3%)
8,007	Range Resources Corp.	399,149
23,634	Ultra Petroleum Corp. (Canada) (a)	1,178,391
		1,577,540
	Pharmaceuticals (1.4%)
6,389	Allergan, Inc.	402,571
	Professional Services (2.5%)
7,813	Corporate Executive Board Co. (The)	178,293
9,712	Monster Worldwide, Inc. (a)	168,989
311	SGS SA (Registered Shares) (Switzerland) (c)	404,966
		752,248
	Real Estate Management & Development (3.6%)
47,592	Brookfield Asset Management, Inc. (Class A) (Canada)	1,055,591
	Software (4.9%)
12,068	Adobe Systems, Inc. (a)	443,861
10,376	Salesforce.com, Inc. (a)	765,438
5,637	VMware, Inc. (Class A) (a)	238,896
		1,448,195
	Transportation Infrastructure (1.2%)
111,139	China Merchants Holdings International Co., Ltd. (Hong Kong) (c)	358,032
	Wireless Telecommunication Services (1.6%)
9,858	America Movil SAB de CV (Series L) (ADR) (Mexico)	463,129
	Total Common Stocks (Cost $26,206,211)	29,501,687

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (0.5%) Investment Company
146	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $145,507)	$145,507
Total Investments (Cost $26,351,718) (d)	100.1%	29,647,194
Liabilities in Excess of Other Assets	(0.1)	(35,617)
Net Assets	100.0%	$29,611,577

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Securities with a total market value equal to $4,152,025 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (d)  The aggregate cost for federal income tax purposes is $26,575,162. The aggregate gross unrealized appreciation is $6,803,941 and the aggregate gross unrealized depreciation is $3,731,909 resulting in net unrealized appreciation of $3,072,032.

See Notes to Financial Statements

Capital Growth

Summary of Investments ■ December 31, 2009

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$4,691,488	15.8%
Internet & Catalog Retail	2,140,348	7.2
Computers & Peripherals	2,111,552	7.1
Information Technology Services	1,952,282	6.6
Diversified Financial Services	1,841,293	6.2
Hotels, Restaurants & Leisure	1,631,321	5.5
Oil, Gas & Consumable Fuels	1,577,540	5.3
Software	1,448,195	4.9
Chemicals	1,302,196	4.4
Real Estate Management & Development	1,055,591	3.6
Insurance	979,764	3.3
Communications Equipment	974,226	3.3
Air Freight & Logistics	965,136	3.2

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Capital Markets	$876,880	3.0%
Distributors	814,865	2.7
Professional Services	752,248	2.5
Construction Materials	673,564	2.3
Consumer Finance	652,615	2.2
Health Care Equipment & Supplies	595,602	2.0
Life Sciences Tools & Services	541,371	1.8
Wireless Telecommunication Services	463,129	1.6
Pharmaceuticals	402,571	1.4
Transportation Infrastructure	358,032	1.2
Multiline Retail	288,320	1.0
Media	242,579	0.8
Electrical Equipment	168,979	0.6
Investment Company	145,507	0.5
	$29,647,194	100.0%

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (98.1%)
	Air Freight & Logistics (4.9%)
30,698	C.H. Robinson Worldwide, Inc.	$1,802,894
73,900	Expeditors International of Washington, Inc.	2,566,547
		4,369,441
	Chemicals (5.7%)
62,962	Monsanto Co.	5,147,144
	Communications Equipment (5.1%)
86,301	Cisco Systems, Inc. (a)	2,066,046
37,512	Research In Motion Ltd. (Canada) (a)	2,533,560
		4,599,606
	Computers & Peripherals (8.7%)
37,286	Apple, Inc. (a)	7,862,126
	Consumer Finance (3.0%)
66,796	American Express Co.	2,706,574
	Distributors (3.4%)
748,000	Li & Fung Ltd. (Bermuda) (b)(c)	3,078,378
	Diversified Financial Services (10.0%)
541,009	BM&F BOVESPA SA (Brazil) (c)	3,759,933
7,711	CME Group, Inc.	2,590,510
110,227	Leucadia National Corp. (a)	2,622,300
		8,972,743
	Hotels, Restaurants & Leisure (3.3%)
50,979	Wynn Resorts Ltd.	2,968,507
	Information Technology Services (5.1%)
17,975	Mastercard, Inc. (Class A)	4,601,241
	Insurance (2.2%)
589	Berkshire Hathaway, Inc. (Class B) (a)	1,935,454

NUMBER OF SHARES		VALUE
	Internet & Catalog Retail (9.2%)
61,716	Amazon.com, Inc. (a)	$8,302,036
	Internet Software & Services (20.0%)
8,546	Baidu, Inc. (ADR) (Cayman Islands) (a)	3,514,372
13,643	Google, Inc. (Class A) (a)	8,458,387
279,000	Tencent Holdings Ltd. (Cayman Islands) (b)(c)	6,013,123
		17,985,882
	Life Sciences Tools & Services (2.2%)
65,754	Illumina, Inc. (a)	2,015,360
	Oil, Gas & Consumable Fuels (7.0%)
126,739	Ultra Petroleum Corp. (Canada) (a)	6,319,207
	Professional Services (0.8%)
29,448	Corporate Executive Board Co. (The)	672,003
	Real Estate Management & Development (4.3%)
175,075	Brookfield Asset Management, Inc. (Class A) (Canada)	3,883,164
	Software (3.2%)
38,307	Salesforce.com, Inc. (a)	2,825,907
	Total Common Stocks (Cost $79,118,140)	88,244,773

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (2.0%) Investment Company
1,812	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,811,621)	$1,811,621
Total Investments (Cost $80,929,761) (d)	100.1%	90,056,394
Liabilities in Excess of Other Assets	(0.1)	(76,898)
Net Assets	100.0%	$89,979,496

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Securities with a total market value equal to $12,851,434 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (d)  The aggregate cost for federal income tax purposes is $81,052,485. The aggregate gross unrealized appreciation is $22,310,923 and the aggregate gross unrealized depreciation is $13,307,014 resulting in net unrealized appreciation of $9,003,909.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$17,985,882	20.0%
Diversified Financial Services	8,972,743	10.0
Internet & Catalog Retail	8,302,036	9.2
Computers & Peripherals	7,862,126	8.7
Oil, Gas & Consumable Fuels	6,319,207	7.0
Chemicals	5,147,144	5.7
Information Technology Services	4,601,241	5.1
Communications Equipment	4,599,606	5.1
Air Freight & Logistics	4,369,441	4.9
Real Estate Management & Development	3,883,164	4.3
Distributors	3,078,378	3.4
Hotels, Restaurants & Leisure	2,968,507	3.3
Software	2,825,907	3.1
Consumer Finance	2,706,574	3.0
Life Sciences Tools & Services	2,015,360	2.2
Insurance	1,935,454	2.2
Investment Company	1,811,621	2.0
Professional Services	672,003	0.8
	$90,056,394	100.0%

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (97.8%)
	Air Freight & Logistics (2.1%)
13,511	Expeditors International of Washington, Inc.	$469,237
	Capital Markets (3.8%)
10,407	Greenhill & Co., Inc.	835,058
	Chemicals (4.2%)
11,339	Monsanto Co.	926,963
	Computers & Peripherals (9.9%)
7,117	Apple, Inc. (a)	1,500,691
21,958	Teradata Corp. (a)	690,140
		2,190,831
	Distributors (3.3%)
176,974	Li & Fung Ltd. (Bermuda) (b)(c)	728,333
	Diversified Financial Services (7.0%)
66,355	BM&F BOVESPA SA (Brazil) (c)	461,157
19,723	Leucadia National Corp. (a)	469,210
19,587	MSCI, Inc. (Class A) (a)	622,867
		1,553,234
	Health Care Technology (3.1%)
14,921	athenahealth, Inc. (a)	675,026
	Hotels, Restaurants & Leisure (6.2%)
11,096	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	797,358
9,695	Wynn Resorts Ltd.	564,540
		1,361,898
	Information Technology Services (6.4%)
3,597	Mastercard, Inc. (Class A)	920,760
29,529	Redecard SA (Brazil) (c)	484,895
		1,405,655
	Internet & Catalog Retail (7.4%)
12,084	Amazon.com, Inc. (a)	1,625,540

NUMBER OF SHARES		VALUE
	Internet Software & Services (18.4%)
1,936	Baidu, Inc. (ADR) (Cayman Islands) (a)	$796,141
2,691	Google, Inc. (Class A) (a)	1,668,366
73,500	Tencent Holdings Ltd. (Cayman Islands) (b)(c)	1,584,103
		4,048,610
	Life Sciences Tools & Services (5.0%)
15,896	Illumina, Inc. (a)	487,212
8,978	Techne Corp.	615,532
		1,102,744
	Oil, Gas & Consumable Fuels (6.5%)
11,203	Range Resources Corp.	558,470
17,550	Ultra Petroleum Corp. (Canada) (a)	875,043
		1,433,513
	Professional Services (5.4%)
12,964	CoStar Group, Inc. (a)	541,506
21,665	Verisk Analytics, Inc. (Class A) (a)	656,016
		1,197,522
	Real Estate Management & Development (3.4%)
34,350	Brookfield Asset Management, Inc. (Class A) (Canada)	761,883
	Semiconductors & Semiconductor Equipment (2.4%)
23,030	Tessera Technologies, Inc. (a)	535,908
	Software (3.3%)
9,800	Salesforce.com, Inc. (a)	722,946
	Total Common Stocks (Cost $17,177,310)	21,574,901

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (2.5%) Investment Company
545	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $544,539)	$544,539
Total Investments (Cost $17,721,849) (d)	100.3%	22,119,440
Liabilities in Excess of Other Assets	(0.3)	(63,612)
Net Assets	100.0%	$22,055,828

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Securities with a total market value equal to $3,258,488 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (d)  The aggregate cost for federal income tax purposes is $17,789,514. The aggregate gross unrealized appreciation is $5,933,641 and the aggregate gross unrealized depreciation is $1,603,715 resulting in net unrealized appreciation of $4,329,926.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$4,048,610	18.3%
Computers & Peripherals	2,190,831	9.9
Internet & Catalog Retail	1,625,540	7.3
Diversified Financial Services	1,553,234	7.0
Oil, Gas & Consumable Fuels	1,433,513	6.5
Information Technology Services	1,405,655	6.4
Hotels, Restaurants & Leisure	1,361,898	6.2
Professional Services	1,197,522	5.4
Life Sciences Tools & Services	1,102,744	5.0
Chemicals	926,963	4.2
Capital Markets	835,058	3.8
Real Estate Management & Development	761,883	3.4
Distributors	728,333	3.3
Software	722,946	3.3
Health Care Technology	675,026	3.0
Investment Company	544,539	2.5
Semiconductors & Semiconductor Equipment	535,908	2.4
Air Freight & Logistics	469,237	2.1
	$22,119,440	100.0%

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (96.4%)
	Air Freight & Logistics (3.9%)
8,864	C.H. Robinson Worldwide, Inc.	$520,583
18,388	Expeditors International of Washington, Inc.	638,615
		1,159,198
	Capital Markets (4.0%)
16,156	Calamos Asset Management, Inc. (Class A)	186,279
6,926	Greenhill & Co., Inc.	555,742
8,105	T. Rowe Price Group, Inc.	431,591
		1,173,612
	Chemicals (4.3%)
12,246	Intrepid Potash, Inc. (a)	357,216
21,765	Nalco Holding Co.	555,225
15,497	Rockwood Holdings, Inc. (a)	365,109
		1,277,550
	Commercial Services & Supplies (0.9%)
14,928	Covanta Holding Corp. (a)	270,048
	Communications Equipment (1.1%)
33,210	Palm, Inc. (a)	333,428
	Computers & Peripherals (3.1%)
29,382	Teradata Corp. (a)	923,476
	Construction Materials (2.5%)
6,694	Martin Marietta Materials, Inc.	598,511
4,189	Texas Industries, Inc.	146,573
		745,084
	Distributors (3.3%)
240,185	Li & Fung Ltd. (Bermuda) (b)(c)	988,476

NUMBER OF SHARES		VALUE
	Diversified Consumer Services (3.0%)
6,064	New Oriental Education & Technology Group (ADR) (Cayman Islands) (a)	$458,499
2,022	Strayer Education, Inc.	429,655
		888,154
	Diversified Financial Services (7.2%)
4,258	IntercontinentalExchange, Inc. (a)	478,174
25,475	Leucadia National Corp. (a)	606,050
6,913	Moody's Corp.	185,268
27,180	MSCI, Inc. (Class A) (a)	864,324
		2,133,816
	Health Care Equipment & Supplies (3.3%)
13,044	Gen-Probe, Inc. (a)	559,588
1,372	Intuitive Surgical, Inc. (a)	416,155
		975,743
	Hotels, Restaurants & Leisure (7.5%)
15,437	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	1,109,303
22,401	Las Vegas Sands Corp. (a)	334,671
13,415	Wynn Resorts Ltd.	781,155
		2,225,129
	Household Durables (2.9%)
12,329	Gafisa SA (ADR) (Brazil)	398,966
628	NVR, Inc. (a)	446,326
		845,292
	Information Technology Services (2.1%)
37,961	Redecard SA (Brazil) (c)	623,357

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES		VALUE
	Internet & Catalog Retail (4.6%)
4,016	NetFlix, Inc. (a)	$221,442
5,172	Priceline.com, Inc. (a)	1,130,082
		1,351,524
	Internet Software & Services (8.6%)
21,411	Akamai Technologies, Inc. (a)	542,341
237,000	Alibaba.com Ltd. (Cayman Islands) (b)(c)	544,767
2,666	Baidu, Inc. (ADR) (Cayman Islands) (a)	1,096,339
3,447	Equinix, Inc. (a)	365,899
		2,549,346
	Life Sciences Tools & Services (4.4%)
22,147	Illumina, Inc. (a)	678,806
8,906	Techne Corp.	610,595
		1,289,401
	Media (4.1%)
11,168	Discovery Communications, Inc. Ser C (a)	296,176
32,886	Groupe Aeroplan, Inc. (Canada)	342,428
11,618	Morningstar, Inc. (a)	561,614
		1,200,218
	Multiline Retail (0.9%)
3,273	Sears Holdings Corp. (a)	273,132
	Oil, Gas & Consumable Fuels (7.1%)
8,741	Petrohawk Energy Corp. (a)	209,697
15,428	Range Resources Corp.	769,086
22,442	Ultra Petroleum Corp. (Canada) (a)	1,118,958
		2,097,741
	Personal Products (1.5%)
10,455	Mead Johnson Nutrition Co.	456,884

NUMBER OF SHARES		VALUE
	Pharmaceuticals (1.3%)
5,881	Allergan, Inc.	$370,562
	Professional Services (8.3%)
9,475	Corporate Executive Board Co. (The)	216,220
7,461	IHS, Inc. (Class A) (a)	408,937
32,331	Intertek Group PLC (United Kingdom) (c)	650,983
13,381	Monster Worldwide, Inc. (a)	232,829
30,813	Verisk Analytics, Inc. (Class A) (a)	933,018
		2,441,987
	Software (5.5%)
15,278	Autodesk, Inc. (a)	388,214
8,337	Rovi Corp. (a)	265,700
13,364	Salesforce.com, Inc. (a)	985,862
		1,639,776
	Wireless Telecommunication Services (1.0%)
3,794	Millicom International Cellular SA (Luxembourg) (a)	279,883
	Total Common Stocks (Cost $28,843,099)	28,512,817
	Convertible Preferred Stock (1.1%)
	Biotechnology
14,664	Ironwood Pharmaceuticals (144A) (c)(d)(e) (Cost $175,968)	322,608

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2009 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (2.6%) Investment Company
762	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $761,967)	$761,967
Total Investments (Cost $29,781,034) (f)	100.1%	29,597,392
Liabilities in Excess of Other Assets	(0.1)	(20,390)
Net Assets	100.0%	$29,577,002

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Securities with a total market value equal to $3,130,191 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (d)  Resale is restricted to qualified institutional investors.

  (e)  Illiquid security.

  (f)  The aggregate cost for federal income tax purposes is $29,822,517. The aggregate gross unrealized appreciation is $4,294,051 and the aggregate gross unrealized depreciation is $4,519,176 resulting in net unrealized depreciation of $225,125.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$2,549,346	8.6%
Professional Services	2,441,987	8.3
Hotels, Restaurants & Leisure	2,225,129	7.5
Diversified Financial Services	2,133,816	7.2
Oil, Gas & Consumable Fuels	2,097,741	7.1
Software	1,639,776	5.5
Internet & Catalog Retail	1,351,524	4.6
Life Sciences Tools & Services	1,289,401	4.4
Chemicals	1,277,550	4.3
Media	1,200,218	4.1
Capital Markets	1,173,612	4.0
Air Freight & Logistics	1,159,198	3.9
Distributors	988,476	3.3
Health Care Equipment & Supplies	975,743	3.3
Computers & Peripherals	923,476	3.1
Diversified Consumer Services	888,154	3.0
Household Durables	845,292	2.9
Investment Company	761,967	2.6
Construction Materials	745,084	2.5
Information Technology Services	623,357	2.1
Personal Products	456,884	1.5
Pharmaceuticals	370,562	1.3
Communications Equipment	333,428	1.1
Biotechnology	322,608	1.1
Wireless Telecommunication Services	279,883	0.9
Multiline Retail	273,132	0.9
Commercial Services & Supplies	270,048	0.9
	$29,597,392	100.0%

See Notes to Financial Statements

(This page has been intentionally left blank.)

Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2009

	Money Market		Flexible Income	Balanced	Global Infrastructure		Dividend Growth
Assets:
Investments in securities, at value*	$142,041,805	(1)	$28,727,480	$39,729,877	$35,234,666		$98,510,915
Investments in affiliates, at value**	—		1,491,824	2,352,237	30,064		799,346
Unrealized appreciation on open swap contracts	—		52,087	38	—		—
Unrealized appreciation on open forward foreign currency contracts	—		795	—	53,568		—
Cash	5,359		4,178 (2)	—	10,607	(2)	—
Receivable for:
Investments sold	—		18,472	2,481	—		—
Interest	39,844		415,394	104,831	—		—
Dividends	—		—	49,269	83,553		152,923
Shares of beneficial interest sold	—		857	—	—		—
Foreign withholding taxes reclaimed	—		443	6,398	35,562		3,553
Variation margin	—		15,106	3,099	—		—
Interest and dividends from affiliates	—		2,579	1,938	30		102
Periodic interest on open swap contracts	—		28	—	—		—
Prepaid expenses and other assets	14,227		4,189	4,831	2,247		8,631
Total Assets	142,101,235		30,733,432	42,254,999	35,450,297		99,475,470
Liabilities:
Unrealized depreciation on open swap contracts	—		202,387	—	—		—
Unrealized depreciation on open forward foreign currency contracts	—		102	—	30,351		—
Written options outstanding, at value	—		—	—	21,877	(3)	1,298	(3)
Payable to bank	—		—	—	—		—
Payable for:
Shares of beneficial interest redeemed	250,442		30,333	17,127	10,909		37,957
Investment advisory fee	11,952		8,092	18,435	17,007		45,780
Swap contracts termination	—		146,184	—	—		—
Distribution fee	—		3,502	3,476	2,192		4,958
Administration fee	6,194		2,070	2,890	2,390		6,748
Variation margin	—		—	—	—		—
Premium received on open swap contracts	—		5,251	—	—		—
Transfer agent fee	500		500	500	500		500
Periodic interest on open swap contracts	—		724	4	—		—
Accrued expenses and other payables	45,944		53,505	42,367	79,625		55,577
Total Liabilities	315,032		452,650	84,799	164,851		152,818
Net Assets	$141,786,203		$30,280,782	$42,170,200	$35,285,446		$99,322,652
Composition of Net Assets:
Paid-in-capital	$141,782,707		$57,934,013	$43,441,034	$29,172,828		$180,005,093
Net unrealized appreciation (depreciation)	—		(1,945,877)	1,098,147	4,676,598		3,622,152
Accumulated undistributed net investment income (net investment loss)	3,496		1,682,126	783,495	528,597		1,544,040
Accumulated net realized gain (loss)	—		(27,389,480)	(3,152,476)	907,423		(85,848,633)
Net Assets	$141,786,203		$30,280,782	$42,170,200	$35,285,446		$99,322,652
* Cost	$142,041,805		$30,667,039	$38,605,459	$30,575,684		$94,891,887
** Affiliated Cost	$—		$1,470,736	$2,400,344	$30,064		$799,346
Class X Shares:
Net Assets	$40,771,136		$13,923,704	$25,960,545	$24,952,956		$75,962,024
Shares Outstanding (unlimited shares authorized, $.01 par value)	40,770,305		2,290,692	2,030,229	1,100,091		5,295,659
Net Asset Value Per Share	$1.00		$6.08	$12.79	$22.68		$14.34
Class Y Shares:
Net Assets	$101,015,067		$16,357,078	$16,209,655	$10,332,490		$23,360,628
Shares Outstanding (unlimited shares authorized, $.01 par value)	101,012,402		2,707,440	1,274,019	456,642		1,633,368
Net Asset Value Per Share	$1.00		$6.04	$12.72	$22.63		$14.30

(1)  Including repurchase agreements of $48,064,000.

(2)  Including foreign currency valued at $4,127 and $10,606, respectively with a cost of $4,125 and $10,541, respectively.

(3)  Premium received $12,220 and $4,422, respectively.

See Notes to Financial Statements

	Equally- Weighted S&P 500	Capital Growth	Focus Growth	Capital Opportunities	Mid Cap Growth
Assets:
Investments in securities, at value*	$99,775,166	$29,501,687	$88,244,773	$21,574,901	$28,835,425
Investments in affiliates, at value**	604,174	145,507	1,811,621	544,539	761,967
Unrealized appreciation on open swap contracts	—	—	—	—	—
Unrealized appreciation on open forward foreign currency contracts	—	—	—	—	—
Cash	—	—	—	—	—
Receivable for:
Investments sold	906,198	—	—	—	—
Interest	—	—	—	—	—
Dividends	132,438	3,203	10,777	881	10,018
Shares of beneficial interest sold	—	9,018	16,444	1,817	26,750
Foreign withholding taxes reclaimed	532	—	—	—	—
Variation margin	—	—	—	—	—
Interest and dividends from affiliates	406	32	451	142	99
Periodic interest on open swap contracts	—	—	—	—	—
Prepaid expenses and other assets	19,511	2,683	13,005	1,958	3,993
Total Assets	101,438,425	29,662,130	90,097,071	22,124,238	29,638,252
Liabilities:
Unrealized depreciation on open swap contracts	—	—	—	—	—
Unrealized depreciation on open forward foreign currency contracts	—	—	—	—	—
Written options outstanding, at value	—	—	—	—	—
Payable to bank	147,401	—	—	—	—
Payable for:
Shares of beneficial interest redeemed	32,078	1,114	16,314	612	13,395
Investment advisory fee	10,159	12,274	40,519	12,331	10,328
Swap contracts termination	—	—	—	—	—
Distribution fee	12,162	3,727	4,616	2,626	1,734
Administration fee	6,829	1,977	6,034	1,492	1,995
Variation margin	9,120	—	—	—	—
Premium received on open swap contracts	—	—	—	—	—
Transfer agent fee	500	500	500	500	500
Periodic interest on open swap contracts	—	—	—	—	—
Accrued expenses and other payables	89,478	30,961	49,592	50,849	33,298
Total Liabilities	307,727	50,553	117,575	68,410	61,250
Net Assets	$101,130,698	$29,611,577	$89,979,496	$22,055,828	$29,577,002
Composition of Net Assets:
Paid-in-capital	$72,627,172	$46,145,245	$164,207,344	$77,588,756	$43,090,370
Net unrealized appreciation (depreciation)	38,822,331	3,295,508	9,126,701	4,397,610	(183,624)
Accumulated undistributed net investment income (net investment loss)	1,361,039	(27,090)	(91,045)	(24,930)	11,008
Accumulated net realized gain (loss)	(11,679,844)	(19,802,086)	(83,263,504)	(59,905,608)	(13,340,752)
Net Assets	$101,130,698	$29,611,577	$89,979,496	$22,055,828	$29,577,002
* Cost	$61,111,028	$26,206,211	$79,118,140	$17,177,310	$29,019,067
** Affiliated Cost	$435,617	$145,507	$1,811,621	$544,539	$761,967
Class X Shares:
Net Assets	$43,553,090	$11,747,752	$67,932,363	$9,601,098	$21,310,272
Shares Outstanding (unlimited shares authorized, $.01 par value)	2,775,354	622,810	3,861,363	736,213	799,694
Net Asset Value Per Share	$15.69	$18.86	$17.59	$13.04	$26.65
Class Y Shares:
Net Assets	$57,577,608	$17,863,825	$22,047,133	$12,454,730	$8,266,730
Shares Outstanding (unlimited shares authorized, $.01 par value)	3,717,058	963,385	1,266,820	978,309	316,078
Net Asset Value Per Share	$15.49	$18.54	$17.40	$12.73	$26.15

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2009

	Money Market	Flexible Income	Balanced	Global Infrastructure	Dividend Growth
Net Investment Income:
Income
Dividends†	$—	$5,128	$654,225	$1,395,526	$2,274,565
Interest†	776,320	1,946,392	430,390	—	—
Interest and dividends from affiliates†	—	15,634	14,857	870	1,876
Total Income	776,320	1,967,154	1,099,472	1,396,396	2,276,441
†Net of foreign withholding taxes	—	1,461	16,639	123,204	35,112
Expenses
Investment advisory fee	837,831	96,794	209,247	190,941	509,509
Administration fee	93,092	24,198	32,192	26,799	74,790
Distribution fee (Class Y shares)	352,977	40,153	39,519	24,435	55,563
Mutual fund insurance (Note 9)	51,984	—	—	—	—
Professional fees	54,759	89,286	46,194	72,366	47,876
Shareholder reports and notices	30,293	23,248	14,489	58,831	27,485
Custodian fees	5,100	11,782	3,966	105,435	3,406
Trustees' fees and expenses	4,969	980	1,076	934	2,343
Transfer agent fees and expenses	500	500	500	500	500
Other	17,445	34,600	24,207	19,635	10,033
Total Expenses	1,448,950	321,541	371,390	499,876	731,505
Less: amounts waived	(703,799)	—	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(2,912)	(2,402)	(403)	(895)
Net Expenses	745,151	318,629	368,988	499,473	730,610
Net Investment Income (Loss)	31,169	1,648,525	730,484	896,923	1,545,831
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	3,679	(3,869,872)	(832,988)	2,272,234	(8,640,860)
Investments in affiliates	—	—	(25,930)	—	—
Futures contracts	—	24,470	9,172	—	—
Swap contracts	—	1,171,050	664,769	—	—
Options written	—	(21,913)	(8,946)	1,374	89,207
Forward foreign currency contracts	—	8,208	(747)	(354,903)	—
Foreign currency translation	—	(37,171)	40	18,564	—
Net Realized Gain (Loss)	3,679	(2,725,228)	(194,630)	1,937,269	(8,551,653)
Change in Unrealized Appreciation/Depreciation on:
Investments	—	7,201,297	7,106,999	2,636,385	26,817,095
Investments in affiliates	—	21,088	(48,107)	—	—
Futures contracts	—	290,968	115,178	—	—
Swap contracts	—	(1,032,685)	(698,548)	—	—
Options written	—	25,553	10,411	(9,657)	3,124
Forward foreign currency contracts	—	3,016	—	(22,046)	—
Foreign currency translation	—	1,495	—	1,624	—
Net Change in Unrealized Appreciation/Depreciation	—	6,510,732	6,485,933	2,606,306	26,820,219
Net Gain	3,679	3,785,504	6,291,303	4,543,575	18,268,566
Net Increase	$34,848	$5,434,029	$7,021,787	$5,440,498	$19,814,397

See Notes to Financial Statements

	Equally- Weighted S&P 500	Capital Growth	Focus Growth	Capital Opportunities	Mid Cap Growth
Net Investment Income:
Income
Dividends†	$1,824,381	$253,933	$658,545	$182,775	$236,972
Interest†	—	—	—	—	—
Interest and dividends from affiliates†	7,509	2,673	5,373	1,660	2,254
Total Income	1,831,890	256,606	663,918	184,435	239,226
†Net of foreign withholding taxes	—	5,614	23,824	4,191	4,508
Expenses
Investment advisory fee	105,157	126,326	413,659	124,567	104,236
Administration fee	70,105	20,212	60,720	14,874	19,855
Distribution fee (Class Y shares)	124,561	38,376	45,388	26,266	16,531
Mutual fund insurance (Note 9)	—	—	—	—	—
Professional fees	59,251	48,783	46,254	60,775	47,765
Shareholder reports and notices	37,247	16,897	44,173	9,847	20,974
Custodian fees	27,072	8,965	7,931	10,046	8,157
Trustees' fees and expenses	2,605	713	1,840	562	558
Transfer agent fees and expenses	500	500	500	500	500
Other	20,959	7,529	9,074	7,411	7,965
Total Expenses	447,457	268,301	629,539	254,848	226,541
Less: amounts waived	—	—	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(711)	(1,054)	(2,848)	(811)	(932)
Net Expenses	446,746	267,247	626,691	254,037	225,609
Net Investment Income (Loss)	1,385,144	(10,641)	37,227	(69,602)	13,617
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(7,755,391)	580,432	(618,814)	(70,140)	(191,967)
Investments in affiliates	(109,361)	—	—	—	—
Futures contracts	274,412	—	—	—	—
Swap contracts	—	—	—	—	—
Options written	—	—	—	—	—
Forward foreign currency contracts	—	2,603	(4,429)	(1,311)	(2,208)
Foreign currency translation	—	(1,738)	189	2,280	1,994
Net Realized Gain (Loss)	(7,590,340)	581,297	(623,054)	(69,171)	(192,181)
Change in Unrealized Appreciation/Depreciation on:
Investments	39,023,797	12,096,554	41,344,880	9,763,636	11,842,424
Investments in affiliates	229,651	—	—	—	—
Futures contracts	(15,898)	—	—	—	—
Swap contracts	—	—	—	—	—
Options written	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency translation	—	22	70	12	10
Net Change in Unrealized Appreciation/Depreciation	39,237,550	12,096,576	41,344,950	9,763,648	11,842,434
Net Gain	31,647,210	12,677,873	40,721,896	9,694,477	11,650,253
Net Increase	$33,032,354	$12,667,232	$40,759,123	$9,624,875	$11,663,870

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Flexible Income		Balanced
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$31,169	$3,480,741	$1,648,525	$2,545,573	$730,484	$1,418,795
Net realized gain (loss)	3,679	—	(2,725,228)	(8,437,054)	(194,630)	(2,343,300)
Net change in unrealized appreciation/depreciation	—	—	6,510,732	(3,817,917)	6,485,933	(13,140,467)
Net Increase (Decrease)	34,848	3,480,741	5,434,029	(9,709,398)	7,021,787	(14,064,972)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(10,917)	(939,829)	(1,003,665)	(443,828)	(750,282)	(278,395)
Class Y shares	(20,411)	(2,540,820)	(1,132,621)	(467,814)	(437,618)	(167,071)
Net realized gain
Class X shares	—	—	—	—	—	(4,165,125)
Class Y shares	—	—	—	—	—	(2,847,875)
Total Dividends and Distributions	(31,328)	(3,480,649)	(2,136,286)	(911,642)	(1,187,900)	(7,458,466)
Net increase (decrease) from transactions in shares of beneficial interest	(74,002,763)	93,025,321	(3,417,770)	(8,494,169)	(5,936,768)	(6,225,884)
Net Increase (Decrease)	(73,999,243)	93,025,413	(120,027)	(19,115,209)	(102,881)	(27,749,322)
Net Assets:
Beginning of period	215,785,446	122,760,033	30,400,809	49,516,018	42,273,081	70,022,403
End of Period	$141,786,203	$215,785,446	$30,280,782	$30,400,809	$42,170,200	$42,273,081
Accumulated Undistributed Net Investment Income	$3,496	$159	$1,682,126	$2,220,402	$783,495	$1,168,937

See Notes to Financial Statements

	Global Infrastructure		Dividend Growth
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$896,923	$1,172,078	$1,545,831	$2,398,545
Net realized gain (loss)	1,937,269	10,668,307	(8,551,653)	(17,850,412)
Net change in unrealized appreciation/depreciation	2,606,306	(31,985,020)	26,820,219	(50,149,070)
Net Increase (Decrease)	5,440,498	(20,144,635)	19,814,397	(65,600,937)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(820,899)	(228,880)	(1,414,595)	(524,657)
Class Y shares	(310,320)	(83,579)	(386,002)	(137,934)
Net realized gain
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Total Dividends and Distributions	(1,131,219)	(312,459)	(1,800,597)	(662,591)
Net increase (decrease) from transactions in shares of beneficial interest	(6,206,557)	(9,705,138)	(20,474,343)	(34,650,154)
Net Increase (Decrease)	(1,897,278)	(30,162,232)	(2,460,543)	(100,913,682)
Net Assets:
Beginning of period	37,182,724	67,344,956	101,783,195	202,696,877
End of Period	$35,285,446	$37,182,724	$99,322,652	$101,783,195
Accumulated Undistributed Net Investment Income	$528,597	$1,071,777	$1,544,040	$1,798,267

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Equally-Weighted S&P 500		Capital Growth		Focus Growth
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,385,144	$2,102,001	$(10,641)	$(130,399)	$37,227	$(300,910)
Net realized gain (loss)	(7,590,340)	(135,269)	581,297	(123,439)	(623,054)	(5,051,380)
Net change in unrealized appreciation/depreciation	39,237,550	(64,387,939)	12,096,576	(21,420,292)	41,344,950	(68,239,875)
Net Increase (Decrease)	33,032,354	(62,421,207)	12,667,232	(21,674,130)	40,759,123	(73,592,165)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(960,460)	(1,225,564)	—	(52,598)	(70,533)	(378,716)
Class Y shares	(1,118,274)	(1,332,310)	—	(614)	—	(17,783)
Net realized gain
Class X shares	(1,537,281)	(13,484,166)	—	—	—	—
Class Y shares	(2,093,569)	(17,706,568)	—	—	—	—
Total Dividends and Distributions	(5,709,584)	(33,748,608)	—	(53,212)	(70,533)	(396,499)
Net increase (decrease) from transactions in shares of beneficial interest	(9,453,683)	1,882,742	(4,628,983)	(6,205,790)	(13,636,540)	(27,436,195)
Net Increase (Decrease)	17,869,087	(94,287,073)	8,038,249	(27,933,132)	27,052,050	(101,424,859)
Net Assets:
Beginning of period	83,261,611	177,548,684	21,573,328	49,506,460	62,927,446	164,352,305
End of Period	$101,130,698	$83,261,611	$29,611,577	$21,573,328	$89,979,496	$62,927,446
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$1,361,039	$2,108,550	$(27,090)	$(459)	$(91,045)	$(118,510)

See Notes to Financial Statements

	Capital Opportunities		Mid Cap Growth
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(69,602)	$(138,895)	$13,617	$(92,812)
Net realized gain (loss)	(69,171)	(2,141,345)	(192,181)	(1,330,335)
Net change in unrealized appreciation/depreciation	9,763,648	(13,749,028)	11,842,434	(20,148,607)
Net Increase (Decrease)	9,624,875	(16,029,268)	11,663,870	(21,571,754)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	—	—	(200,849)
Class Y shares	—	—	—	(42,690)
Net realized gain
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Total Dividends and Distributions	—	—	—	(243,539)
Net increase (decrease) from transactions in shares of beneficial interest	(2,884,300)	(4,125,299)	(3,578,703)	(7,549,908)
Net Increase (Decrease)	6,740,575	(20,154,567)	8,085,167	(29,365,201)
Net Assets:
Beginning of period	15,315,253	35,469,820	21,491,835	50,857,036
End of Period	$22,055,828	$15,315,253	$29,577,002	$21,491,835
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$(24,930)	$18,697	$11,008	$(2,507)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Flexible Income		Balanced
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Class X Shares
Shares
Sold	23,532,252	21,538,342	122,598	71,029	205,613	40,927
Reinvestment of dividends and distributions	10,917	939,829	181,167	64,680	69,989	339,971
Redeemed	(24,962,965)	(18,323,669)	(713,172)	(823,887)	(527,590)	(689,333)
Net Increase (Decrease) - Class X	(1,419,796)	4,154,502	(409,407)	(688,178)	(251,988)	(308,435)
Amount
Sold	$23,532,252	$21,538,342	$702,112	$403,477	$2,288,162	$533,009
Reinvestment of dividends and distributions	10,917	939,829	1,003,665	443,828	750,282	4,443,520
Redeemed	(24,962,965)	(18,323,669)	(4,093,617)	(5,207,215)	(5,871,276)	(9,409,851)
Net Increase (Decrease) - Class X	$(1,419,796)	$4,154,502	$(2,387,840)	$(4,359,910)	$(2,832,832)	$(4,433,322)
Class Y Shares
Shares
Sold	21,918,415	139,265,862	281,684	306,600	32,359	54,637
Reinvestment of dividends and distributions	20,411	2,540,820	205,557	68,448	40,975	231,801
Redeemed	(94,521,793)	(52,935,863)	(662,492)	(1,067,817)	(349,414)	(419,750)
Net Increase (Decrease) - Class Y	(72,582,967)	88,870,819	(175,251)	(692,769)	(276,080)	(133,312)
Amount
Sold	$21,918,415	$139,265,862	$1,600,793	$1,972,386	$351,813	$729,768
Reinvestment of dividends and distributions	20,411	2,540,820	1,132,621	467,814	437,618	3,014,946
Redeemed	(94,521,793)	(52,935,863)	(3,763,344)	(6,574,459)	(3,893,367)	(5,537,276)
Net Increase (Decrease) - Class Y	$(72,582,967)	$88,870,819	$(1,029,930)	$(4,134,259)	$(3,103,936)	$(1,792,562)

See Notes to Financial Statements

	Global Infrastructure		Dividend Growth
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Class X Shares
Shares
Sold	40,541	19,928	65,164	22,280
Reinvestment of dividends and distributions	42,358	8,601	119,678	31,118
Redeemed	(308,662)	(334,421)	(1,465,877)	(1,721,581)
Net Increase (Decrease) - Class X	(225,763)	(305,892)	(1,281,035)	(1,668,183)
Amount
Sold	$802,001	$505,860	$821,495	$258,592
Reinvestment of dividends and distributions	820,899	228,880	1,414,595	524,657
Redeemed	(6,042,158)	(8,392,248)	(17,440,567)	(26,613,525)
Net Increase (Decrease) - Class X	$(4,419,258)	$(7,657,508)	$(15,204,477)	$(25,830,276)
Class Y Shares
Shares
Sold	27,618	73,907	57,615	33,846
Reinvestment of dividends and distributions	16,029	3,143	32,712	8,191
Redeemed	(137,348)	(157,444)	(532,525)	(600,343)
Net Increase (Decrease) - Class Y	(93,701)	(80,394)	(442,198)	(558,306)
Amount
Sold	$544,472	$1,886,951	$653,317	$534,770
Reinvestment of dividends and distributions	310,320	83,579	386,002	137,934
Redeemed	(2,642,091)	(4,018,160)	(6,309,185)	(9,492,582)
Net Increase (Decrease) - Class Y	$(1,787,299)	$(2,047,630)	$(5,269,866)	$(8,819,878)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Equally-Weighted S&P 500		Capital Growth		Focus Growth
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Class X Shares
Shares
Sold	85,681	45,914	31,329	15,330	46,132	13,579
Reinvestment of dividends and distributions	205,238	854,720	—	2,641	5,295	19,481
Redeemed	(687,136)	(791,694)	(167,913)	(244,005)	(943,893)	(1,220,491)
Net Increase (Decrease) - Class X	(396,217)	108,940	(136,584)	(226,034)	(892,466)	(1,187,431)
Amount
Sold	$1,108,596	$626,399	$474,904	$237,995	$680,683	$209,355
Reinvestment of dividends and distributions	2,497,741	14,709,730	—	52,598	70,533	378,716
Redeemed	(8,620,430)	(14,439,208)	(2,353,678)	(4,302,340)	(12,485,193)	(20,577,432)
Net Increase (Decrease) - Class X	$(5,014,093)	$896,921	$(1,878,774)	$(4,011,747)	$(11,733,977)	$(19,989,361)
Class Y Shares
Shares
Sold	143,074	96,471	105,217	185,940	125,006	59,759
Reinvestment of dividends and distributions	267,208	1,119,934	—	32	—	922
Redeemed	(749,130)	(1,142,802)	(299,590)	(293,052)	(257,529)	(498,859)
Net Increase (Decrease) - Class Y	(338,848)	73,603	(194,373)	(107,080)	(132,523)	(438,178)
Amount
Sold	$1,655,307	$1,754,862	$1,488,379	$2,868,438	$1,546,171	$1,067,781
Reinvestment of dividends and distributions	3,211,843	19,038,878	—	614	—	17,783
Redeemed	(9,306,740)	(19,807,919)	(4,238,588)	(5,063,095)	(3,448,734)	(8,532,398)
Net Increase (Decrease) - Class Y	$(4,439,590)	$985,821	$(2,750,209)	$(2,194,043)	$(1,902,563)	$(7,446,834)

See Notes to Financial Statements

	Capital Opportunities		Mid Cap Growth
	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008	For The Year Ended December 31, 2009	For The Year Ended December 31, 2008
Class X Shares
Shares
Sold	41,405	22,242	12,864	11,659
Reinvestment of dividends and distributions	—	—	—	6,957
Redeemed	(183,294)	(279,009)	(177,705)	(236,726)
Net Increase (Decrease) - Class X	(141,889)	(256,767)	(164,841)	(218,110)
Amount
Sold	$465,679	$247,289	$271,252	$282,887
Reinvestment of dividends and distributions	—	—	—	200,849
Redeemed	(1,852,397)	(3,438,512)	(3,567,865)	(6,229,858)
Net Increase (Decrease) - Class X	$(1,386,718)	$(3,191,223)	$(3,296,613)	$(5,746,122)
Class Y Shares
Shares
Sold	144,491	234,377	51,866	31,369
Reinvestment of dividends and distributions	—	—	—	1,501
Redeemed	(306,112)	(335,799)	(70,409)	(102,005)
Net Increase (Decrease) - Class Y	(161,621)	(101,422)	(18,543)	(69,135)
Amount
Sold	$1,449,714	$2,941,000	$1,151,962	$816,596
Reinvestment of dividends and distributions	—	—	—	42,690
Redeemed	(2,947,296)	(3,875,076)	(1,434,052)	(2,663,072)
Net Increase (Decrease) - Class Y	$(1,497,582)	$(934,076)	$(282,090)	$(1,803,786)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2009

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified (except Focus Growth is non-diversified, effective August 8, 2007), open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Fund, which consists of 10 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.

Flexible Income	Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective.

Balanced	Seeks to provide capital growth with reasonable current income.

Global Infrastructure	Seeks both capital appreciation and current income.

Dividend Growth	Seeks to provide reasonable current income and long-term growth of income and capital.

Equally-Weighted S&P 500	Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

Capital Growth	Seeks long-term capital growth.

Focus Growth	Seeks long-term capital growth.

Capital Opportunities	Seeks long-term capital growth.

Mid Cap Growth	Seeks long-term capital growth.

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization with respect to the Balanced, Dividend Growth and Equally-Weighted S&P 500 portfolios

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

(each a "Plan"). Pursuant to each Plan, substantially all of the assets of the applicable Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (each a "New Portfolio"). Pursuant to each Plan, shareholders of the applicable Portfolio would become shareholders of a New Portfolio, receiving shares of such New Portfolio equal to the value of their holdings in the Portfolio. Each Plan is subject to the approval of the applicable Portfolio's shareholders at a special meeting of shareholders anticipated to be held during the second quarter of 2010.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) credit default/interest rate/asset swaps are marked-to-market daily based upon quotations from market makers; (7) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and ask price; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

F. Swaps — Certain Portfolios may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits of underlying issue in which the Portfolio may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Portfolio accrues for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued recorded within realized gains/losses on swap contracts on the Statements of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statements of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

Certain Portfolios may also enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) primarily to preserve a return or spread on a

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. These are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. They generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Portfolio will usually enter into them on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statements of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Portfolio with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Portfolio has an unrealized loss on a swap contract, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statements of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security, which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure of loss for any purchased option is limited to the premium initially paid for the option.

H. Treasury Inflation-Protected Securities — Certain Portfolios may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Portfolio's distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

I. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

J. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statements of Operations. Each of the tax years in the four-year period ended December 31, 2009, remains subject to examination by taxing authorities.

K. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

L. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

M. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

N. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statements of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through February 26, 2010, the date of issuance of these financial statements.

2. Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the

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reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at fair value:

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market
Short-Term Investments
Repurchase Agreements	$48,064,000	—	$48,064,000	—
Commercial Paper	38,981,030	—	38,981,030	—
Certificates of Deposit	29,000,060	—	29,000,060	—
Floating Rate Notes — Corporate	10,000,000	—	10,000,000	—
Floating Rate Notes — US Government Agencies	8,996,715	—	8,996,715	—
Short-Term Bank Note	7,000,000	—	7,000,000	—
Total	$142,041,805	—	$142,041,805	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Flexible Income
Assets
Common Stocks
Casino/Gaming	$0	—	—	$0
Communications Equipment	1,532	$1,520	—	12
Diversified Telecommunication Services	64	—	$64	—
Food Products	0	—	—	0
Multi-Utilities		164	164	—
Textile — Apparel	0	—	—	0
Wireless Telecommunication Services	507	507	—	—
Total Common Stocks	2,267	2,191	64	12
Warrants
Casino/Gaming	0	—	—	0
Specialty Telecommunications	3	—	3	—
Total Warrants	3	—	3	0
Preferred Stocks	54,053	—	54,053	—
Asset-Backed Security	14,279	—	14,279	—
Collateralized Mortgage Obligations — Private Issues	24,202	—	24,202	—
Corporate Bonds	17,129,296	—	17,129,296	0
Foreign Government Agencies & Obligations	2,513,433	—	2,513,433	—
Mortgage-Backed Securities — U.S. Government Agencies	305,774	—	305,774	—
Municipal Bonds	116,771	—	116,771	—
U.S. Government Agencies & Obligations	8,410,959	—	8,410,959	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments
Investment Company	$1,278,455	$1,278,455	—	—
U.S. Government Obligation	369,812	—	$369,812	—
Total Short-Term Investments	1,648,267	1,278,455	369,812	—
Forward Foreign Currency Contracts	795	—	795	—
Futures	134,684	134,684	—	—
Interest Rate Swaps	52,087	—	52,087	—
Total	$30,406,870	$1,415,330	$28,991,528	$12
Liabilities
Credit Default Swaps	$(23,522)	—	$(23,522)	—
Forward Foreign Currency Contracts	(102)	—	(102)	—
Futures	(12,483)	(12,483)	—	—
Interest Rate Swaps	(178,865)	—	(178,865)	—
Total	$(214,972)	$(12,483)	$(202,489)	—
Balanced
Assets
Common Stocks
Aerospace & Defense	$149,974	$149,974	—	—
Air Freight & Logistics	150,210	150,210	—	—
Automobiles	195,810	195,810	—	—
Beverages	279,870	279,870	—	—
Capital Markets	611,925	611,925	—	—
Chemicals	334,323	334,323	—	—
Commercial Banks	1,420,405	1,420,405	—	—
Commercial Services & Supplies	294,445	294,445	—	—
Communications Equipment	458,930	458,930	—	—
Computers & Peripherals	765,154	765,154	—	—
Diversified Financial Services	2,230,720	2,230,720	—	—
Diversified Telecommunication Services	319,042	319,042	—	—
Electric Utilities	1,346,515	1,346,515	—	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Electronic Equipment, Instruments & Components	$366,626	$366,626	—	—
Energy Equipment & Services	632,353	632,353	—	—
Food & Staples Retailing	1,228,315	1,228,315	—	—
Food Products	848,529	848,529	—	—
Health Care Equipment & Supplies	631,848	631,848	—	—
Health Care Providers & Services	449,120	449,120	—	—
Hotels, Restaurants & Leisure	78,404	78,404	—	—
Household Durables	391,500	391,500	—	—
Industrial Conglomerates	1,517,722	1,517,722	—	—
Insurance	1,803,301	1,803,301	—	—
Internet Software & Services	880,242	880,242	—	—
Machinery	626,568	626,568	—	—
Media	1,987,989	1,987,989	—	—
Metals & Mining	425,879	425,879	—	—
Oil, Gas & Consumable Fuels	3,461,750	3,461,750	—	—
Personal Products	294,029	294,029	—	—
Pharmaceuticals	2,449,715	2,449,715	—	—
Professional Services	339,901	339,901	—	—
Semiconductors & Semiconductor Equipment	594,128	594,128	—	—
Software	74,351	74,351	—	—
Specialty Retail	739,396	739,396	—	—
Wireless Telecommunication Services	397,148	397,148	—	—
Total Common Stocks	28,776,137	28,776,137	—	—
Convertible Preferred Stock	105,140	—	$105,140	—
Corporate Bonds	4,500,253	—	4,500,253	—
Foreign Government Obligations	154,084	—	154,084	—
U.S. Government Agencies & Obligations	6,813,634	—	6,813,634	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments
Investment Company	$1,632,918	$1,632,918	—	—
U.S. Government Obligation	99,948	—	$99,948	—
Total Short-Term Investments	1,732,866	1,632,918	99,948	—
Credit Default Swaps	38	—	38	—
Futures	40,023	40,023	—	—
Total	$42,122,175	$30,449,078	$11,673,097	—
Liabilities
Futures	$(18,225)	$(18,225)	—	—
Global Infrastructure
Assets
Common Stocks
Communications Equipment	$85,050	$85,050	—	—
Construction & Engineering	891,338	460,150	$431,188	—
Diversified Telecommunication Services	1,157,700	97,050	1,060,650	—
Electric Utilities	3,453,334	675,247	2,778,087	—
Gas Utilities	2,319,550	1,192,334	1,127,216	—
Independent Power Producers & Energy Traders	846,978	362,251	484,727	—
Machinery	169,031	—	169,031	—
Metals & Mining	498,080	—	498,080	—
Multi-Utilities	5,570,771	1,195,506	4,375,265	—
Oil, Gas & Consumable Fuels	6,699,083	6,579,060	120,023	—
Transportation Infrastructure	12,737,814	112,304	12,625,510	—
Wireless Telecommunications Services	636,223	—	636,223	—
Total Common Stocks	35,064,952	10,758,952	24,306,000	—
Preferred Stocks	169,714	—	169,714	—
Short-Term Investments
Investment Company	30,064	30,064	—	—
Forward Foreign Currency Contracts	53,568	—	53,568	—
Total	$35,318,298	$10,789,016	$24,529,282	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities
Forward Foreign Currency Contracts	$(30,351)	—	$(30,351)	—
Options Written	(21,877)	(21,877)	—	—
Total	$(52,228)	$(21,877)	$(30,351)	—
Dividend Growth
Assets
Common Stocks
Aerospace & Defense	$5,175,629	$5,175,629	—	—
Biotechnology	1,212,861	1,212,861	—	—
Capital Markets	2,045,159	2,045,159	—	—
Chemicals	1,361,976	1,361,976	—	—
Commercial Banks	2,095,504	2,095,504	—	—
Commercial Services & Supplies	942,264	942,264	—	—
Computers & Peripherals	7,323,112	7,323,112	—	—
Construction & Engineering	1,379,125	1,379,125	—	—
Diversified Financial Services	2,836,894	2,836,894	—	—
Diversified Telecommunication Services	2,027,578	2,027,578	—	—
Electronic Equipment, Instruments & Components	1,288,556	1,288,556	—	—
Energy Equipment & Services	2,642,580	2,642,580	—	—
Food & Staples Retailing	1,636,365	1,636,365	—	—
Health Care Providers & Services	3,494,886	3,494,886	—	—
Hotels, Restaurants & Leisure	3,240,209	3,240,209	—	—
Household Durables	1,075,198	1,075,198	—	—
Household Products	2,871,298	2,871,298	—	—
Independent Power Producers & Energy Traders	1,158,307	1,158,307	—	—
Industrial Conglomerates	2,224,095	2,224,095	—	—
Information Technology Services	1,343,901	1,343,901	—	—
Insurance	5,672,788	5,672,788	—	—
Internet Software & Services	2,290,206	2,290,206	—	—
Leisure Equipment & Products	1,518,080	1,518,080	—	—
Metals & Mining	1,861,925	1,861,925	—	—
Multi-Utilities	2,909,753	2,909,753	—	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Multiline Retail	$1,558,481	$1,558,481	—	—
Oil, Gas & Consumable Fuels	9,273,589	9,273,589	—	—
Paper & Forest Products	1,699,727	1,699,727	—	—
Pharmaceuticals	8,054,149	8,054,149	—	—
Road & Rail	1,921,174	1,921,174	—	—
Semiconductors & Semiconductor Equipment	2,105,484	2,105,484	—	—
Software	3,305,817	3,305,817	—	—
Specialty Retail	3,981,312	3,981,312	—	—
Textiles, Apparel & Luxury Goods	1,197,401	1,197,401	—	—
Tobacco	3,785,532	3,785,532	—	—
Total Common Stocks	98,510,915	98,510,915	—	—
Short-Term Investments
Investment Company	799,346	799,346	—	—
Total	$99,310,261	$99,310,261	—	—
Liabilities
Options Written	$(1,298)	$(1,298)	—	—
Equally-Weighted S&P 500
Assets
Common Stocks
Aerospace & Defense	$2,374,447	$2,374,447	—	—
Air Freight & Logistics	789,110	789,110	—	—
Airlines	192,733	192,733	—	—
Auto Components	395,086	395,086	—	—
Automobiles	397,834	397,834	—	—
Beverages	1,657,352	1,657,352	—	—
Biotechnology	1,211,871	1,211,871	—	—
Building Products	193,796	193,796	—	—
Capital Markets	2,818,165	2,818,165	—	—
Chemicals	2,617,946	2,617,946	—	—
Commercial Banks	2,738,170	2,738,170	—	—
Commercial Services & Supplies	1,578,707	1,578,707	—	—
Communications Equipment	1,428,332	1,428,332	—	—
Computers & Peripherals	2,524,131	2,524,131	—	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Construction & Engineering	$589,758	$589,758	—	—
Construction Materials	200,515	200,515	—	—
Consumer Finance	744,516	744,516	—	—
Containers & Packaging	983,965	983,965	—	—
Distributors	198,797	198,797	—	—
Diversified Consumer Services	611,790	611,790	—	—
Diversified Financial Services	1,795,205	1,795,205	—	—
Diversified Telecommunication Services	1,197,023	1,197,023	—	—
Electric Utilities	2,747,960	2,747,960	—	—
Electrical Equipment	819,460	819,460	—	—
Electronic Equipment, Instruments & Components	1,265,078	1,265,078	—	—
Energy Equipment & Services	2,196,016	2,196,016	—	—
Food & Staples Retailing	1,800,056	1,800,056	—	—
Food Products	2,783,300	2,783,300	—	—
Gas Utilities	573,464	573,464	—	—
Health Care Equipment & Supplies	2,604,523	2,604,523	—	—
Health Care Providers & Services	3,143,508	3,143,508	—	—
Health Care Technology	214,580	214,580	—	—
Hotels, Restaurants & Leisure	1,990,223	1,990,223	—	—
Household Durables	2,253,809	2,253,809	—	—
Household Products	794,533	794,533	—	—
Independent Power Producers & Energy Traders	388,606	388,606	—	—
Industrial Conglomerates	575,388	575,388	—	—
Information Technology Services	2,361,908	2,361,908	—	—
Insurance	4,050,064	4,050,064	—	—
Internet & Catalog Retail	625,833	625,833	—	—
Internet Software & Services	1,005,109	1,005,109	—	—
Leisure Equipment & Products	610,406	610,406	—	—
Life Sciences Tools & Services	982,192	982,192	—	—
Machinery	2,212,652	2,212,652	—	—
Media	3,223,797	3,223,797	—	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Metals & Mining	$1,902,068	$1,902,068	—	—
Multi-Utilities	2,964,939	2,964,939	—	—
Multiline Retail	1,597,055	1,597,055	—	—
Office Electronics	191,551	191,551	—	—
Oil, Gas & Consumable Fuels	5,620,160	5,620,160	—	—
Paper & Forest Products	595,067	595,067	—	—
Personal Products	605,703	605,703	—	—
Pharmaceuticals	2,221,393	2,221,393	—	—
Professional Services	824,641	824,641	—	—
Real Estate Investment Trusts	2,837,236	2,837,236	—	—
Real Estate Management & Development	212,398	212,398	—	—
Road & Rail	1,000,344	1,000,344	—	—
Semiconductors & Semiconductor Equipment	3,750,301	3,750,301	—	—
Software	3,046,580	3,046,580	—	—
Specialty Retail	3,574,995	3,574,995	—	—
Textiles, Apparel & Luxury Goods	772,656	772,656	—	—
Thrifts & Mortgage Finance	388,483	388,483	—	—
Tobacco	793,614	793,614	—	—
Trading Companies & Distributors	425,291	425,291	—	—
Wireless Telecommunication Services	593,151	593,151	—	—
Total Common Stocks	100,379,340	100,379,340	—	—
Liabilities
Futures	$(10,364)	$(10,364)	—	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Capital Growth
Common Stocks
Air Freight & Logistics	$965,136	$965,136	—	—
Capital Markets	876,880	876,880	—	—
Chemicals	1,302,196	1,302,196	—	—
Communications Equipment	974,226	974,226	—	—
Computers & Peripherals	2,111,552	2,111,552	—	—
Construction Materials	673,564	673,564	—	—
Consumer Finance	652,615	652,615	—	—
Distributors	814,865	—	$814,865	—
Diversified Financial Services	1,841,293	1,200,649	640,644	—
Electrical Equipment	168,979	168,979	—	—
Health Care Equipment & Supplies	595,602	595,602	—	—
Hotels, Restaurants & Leisure	1,631,321	1,631,321	—	—
Information Technology Services	1,952,282	1,279,580	672,702	—
Insurance	979,764	979,764	—	—
Internet & Catalog Retail	2,140,348	2,140,348	—	—
Internet Software & Services	4,691,488	3,430,672	1,260,816	—
Life Sciences Tools & Services	541,371	541,371	—	—
Media	242,579	242,579	—	—
Multiline Retail	288,320	288,320	—	—
Oil, Gas & Consumable Fuels	1,577,540	1,577,540	—	—
Pharmaceuticals	402,571	402,571	—	—
Professional Services	752,248	347,282	404,966	—
Real Estate Management & Development	1,055,591	1,055,591	—	—
Software	1,448,195	1,448,195	—	—
Transportation Infrastructure	358,032	—	358,032	—
Wireless Telecommunication Services	463,129	463,129	—	—
Total Common Stocks	29,501,687	25,349,662	4,152,025	—
Short-Term Investments
Investment Company	145,507	145,507	—	—
Total	$29,647,194	$25,495,169	$4,152,025	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Focus Growth
Common Stocks
Air Freight & Logistics	$4,369,441	$4,369,441	—	—
Chemicals	5,147,144	5,147,144	—	—
Communications Equipment	4,599,606	4,599,606	—	—
Computers & Peripherals	7,862,126	7,862,126	—	—
Consumer Finance	2,706,574	2,706,574	—	—
Distributors	3,078,378	—	$3,078,378	—
Diversified Financial Services	8,972,743	5,212,810	3,759,933	—
Hotels, Restaurants & Leisure	2,968,507	2,968,507	—	—
Information Technology Services	4,601,241	4,601,241	—	—
Insurance	1,935,454	1,935,454	—	—
Internet & Catalog Retail	8,302,036	8,302,036	—	—
Internet Software & Services	17,985,882	11,972,759	6,013,123	—
Life Sciences Tools & Services	2,015,360	2,015,360	—	—
Oil, Gas & Consumable Fuels	6,319,207	6,319,207	—	—
Professional Services	672,003	672,003	—	—
Real Estate Management & Development	3,883,164	3,883,164	—	—
Software	2,825,907	2,825,907	—	—
Total Common Stocks	88,244,773	75,393,339	12,851,434	—
Short-Term Investments
Investment Company	1,811,621	1,811,621	—	—
Total	$90,056,394	$77,204,960	$12,851,434	—

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		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Capital Opportunities
Common Stocks
Air Freight & Logistics	$469,237	$469,237	—	—
Capital Markets	835,058	835,058	—	—
Chemicals	926,963	926,963	—	—
Computers & Peripherals	2,190,831	2,190,831	—	—
Distributors	728,333	—	$728,333	—
Diversified Financial Services	1,553,234	1,092,077	461,157	—
Health Care Technology	675,026	675,026	—	—
Hotels, Restaurants & Leisure	1,361,898	1,361,898	—	—
Information Technology Services	1,405,655	920,760	484,895	—
Internet & Catalog Retail	1,625,540	1,625,540	—	—
Internet Software & Services	4,048,610	2,464,507	1,584,103	—
Life Sciences Tools & Services	1,102,744	1,102,744	—	—
Oil, Gas & Consumable Fuels	1,433,513	1,433,513	—	—
Professional Services	1,197,522	1,197,522	—	—
Real Estate Management & Development	761,883	761,883	—	—
Semiconductors & Semiconductor Equipment	535,908	535,908	—	—
Software	722,946	722,946	—	—
Total Common Stocks	21,574,901	18,316,413	3,258,488	—
Short-Term Investments
Investment Company	544,539	544,539	—	—
Total	$22,119,440	$18,860,952	$3,258,488	—

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Notes to Financial Statements ■ December 31, 2009 continued

		Fair Value Measurements at December 31, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Mid Cap Growth
Common Stocks
Air Freight & Logistics	$1,159,198	$1,159,198	—	—
Capital Markets	1,173,612	1,173,612	—	—
Chemicals	1,277,550	1,277,550	—	—
Commercial Services & Supplies	270,048	270,048	—	—
Communications Equipment	333,428	333,428	—	—
Computers & Peripherals	923,476	923,476	—	—
Construction Materials	745,084	745,084	—	—
Distributors	988,476	—	$988,476	—
Diversified Consumer Services	888,154	888,154	—	—
Diversified Financial Services	2,133,816	2,133,816	—	—
Health Care Equipment & Supplies	975,743	975,743	—	—
Hotels, Restaurants & Leisure	2,225,129	2,225,129	—	—
Household Durables	845,292	845,292	—	—
Information Technology Services	623,357	—	623,357	—
Internet & Catalog Retail	1,351,524	1,351,524	—	—
Internet Software & Services	2,549,346	2,004,579	544,767	—
Life Sciences Tools & Services	1,289,401	1,289,401	—	—
Media	1,200,218	1,200,218	—	—
Multiline Retail	273,132	273,132	—	—
Oil, Gas & Consumable Fuels	2,097,741	2,097,741	—	—
Personal Products	456,884	456,884	—	—
Pharmaceuticals	370,562	370,562	—	—
Professional Services	2,441,987	1,791,004	650,983	—
Software	1,639,776	1,639,776	—	—
Wireless Telecommunication Services	279,883	279,883	—	—
Total Common Stocks	28,512,817	25,705,234	2,807,583	—
Convertible Preferred Stock	322,608	—	—	$322,608
Short-Term Investments
Investment Company	761,967	761,967	—	—
Total	$29,597,392	$26,467,201	$2,807,583	$322,608

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Flexible Income	Balanced	Mid Cap Growth
Beginning Balance	$464,042	$40,375	$175,968
Net purchases (sales)	(838,091)	(63,818)	—
Transfers in and/or out	(97,195)	—	—
Change in unrealized appreciation/depreciation	2,589,593	46,490	146,640
Realized gains (losses)	(2,118,337)	(23,047)	—
Ending Balance	$12	$0	$322,608
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2009	—	—	$146,640

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by certain Portfolios.

Forward Foreign Currency Contracts Certain Portfolios may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

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During the year ended December 31, 2009, the value of forward foreign currency contracts opened and closed were as follows:

PORTFOLIO	OPEN	CLOSE
Flexible Income	$691,662	$502,758
Global Infrastructure	108,861,604	116,303,873
Capital Growth	801,335	481,862
Focus Growth	—	1,887,710
Capital Opportunities	43	416,102
Mid Cap Growth	964,281	2,523,929
Balanced	17,149	128,360

Futures Certain Portfolios may purchase and sell interest rate, Eurodollar and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased. These futures involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Transactions in futures contracts for the year ended December 31, 2009, were as follows:

Flexible Income:
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	59
Futures opened	613
Futures closed	(618)
Futures, outstanding at end of the period	54
Balanced:
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	41
Futures opened	304
Futures closed	(322)
Futures, outstanding at end of the period	23

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Equally-Weighted S&P 500:
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	4
Futures opened	243
Futures closed	(231)
Futures, outstanding at end of the period	16

Options For hedging and investment purposes, certain Portfolios may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of the securities held by the Portfolio and the price of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option.

Transactions in options for the year ended December 31, 2009, were as follows:

Flexible Income:
	NUMBER OF CONTRACTS	COST
Options purchased, outstanding at beginning of period	27	$24,371
Options purchased	55	42,496
Options closed	(82)	(66,867)
Options purchased, outstanding at end of period	—	—
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	27	$13,428
Options written	84	15,690
Options closed	(111)	(29,118)
Options written, outstanding at end of period	—	—
Balanced:
	NUMBER OF CONTRACTS	COST
Options purchased, outstanding at beginning of period	11	$9,929
Options purchased	22	17,021
Options closed	(33)	(26,950)
Options purchased, outstanding at end of period	—	—

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Notes to Financial Statements ■ December 31, 2009 continued

	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	11	$5,470
Options written	33	6,150
Options closed	(44)	(11,620)
Options written, outstanding at end of period	—	—
Global Infrastructure:
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	—	—
Options written	275	$14,141
Options closed	(31)	(1,921)
Options written, outstanding at end of period	244	$12,220
Dividend Growth:
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	—	—
Options written	722	$148,863
Options expired	(384)	(93,621)
Options closed	(316)	(50,820)
Options written, outstanding at end of period	22	$4,422

Swaps Certain Portfolios may enter into swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statements of Assets and Liabilities.

Certain Portfolios may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. Credit default swaps may involve greater risks than if the Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the

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Notes to Financial Statements ■ December 31, 2009 continued

referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Portfolio.

Transactions in swap contracts for the year ended December 31, 2009, were as follows:

Flexible Income:
	NOTIONAL AMOUNT (000'S)		NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	EUR	17,991	$65,513
Swaps opened		5,512	42,299
Swaps closed		(23,503)	(91,987)
Swaps, outstanding at end of period		—	$15,825
Balanced:
	NOTIONAL AMOUNT (000'S)		NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	EUR	8,084	$18,546
Swaps opened		—	833
Swaps closed		(8,084)	(19,369)
Swaps, outstanding at end of period		—	$10

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Notes to Financial Statements ■ December 31, 2009 continued

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2009.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE		LIABILITIES DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE
Flexible Income	Interest Rate	Variation margin	$134,684	†	Variation margin	$(12,483)†
	Risk	Unrealized appreciation on open swap contracts	52,087		Unrealized depreciation on open swap contracts	(178,865)
	Credit Risk	Unrealized appreciation on open swap contracts	—		Unrealized depreciation on open swap contracts	(23,522)
	Foreign Currency Risk	Unrealized appreciation on open forward foreign currency contracts	795		Unrealized depreciation on open forward foreign currency contracts	(102)
			$187,566			$(214,972)
Balanced	Interest Rate	Variation margin	$40,023	†	Variation Margin	$(18,225)†
	Risk Credit Risk	Unrealized appreciation on open swap contracts	38		Unrealized depreciation on open swap contracts	—
			$40,061			$(18,225)
Global Infrastructure	Foreign Currency Risk	Unrealized appreciation on open forward foreign currency contracts	$53,568		Unrealized depreciation on open forward foreign currency contracts	$(30,351)
	Equity Risk	Options purchased Investments, at value	—		Written options outstanding, at value	(21,877)
			$53,568			$(52,228)
Dividend Growth	Equity Risk	Options purchased Investments, at value	—		Written options outstanding, at value	$(1,298)
Equally-Weighted S&P 500	Equity Risk	Variation Margin	—		Variation Margin	$(10,364)†

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the respective Portfolio of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

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The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended December 31, 2009.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED††	FORWARD FOREIGN CURRENCY
Flexible Income	Interest Rate Risk	$24,470	$1,042,870	$(21,913)	$5,078	—
	Credit Risk	—	128,180	—	—	—
	Foreign Currency Risk	—	—	—	—	$8,208
Total		$24,470	$1,171,050	$(21,913)	$5,078	$8,208
Balanced	Interest Rate Risk	$9,172	$658,710	$(8,946)	$2,287	—
	Credit Risk	—	6,059	—	—	—
	Foreign Currency Risk	—	—	—	—	$(747)
Total		$9,172	$664,769	$(8,946)	$2,287	$(747)
Global Infrastructure	Foreign Currency Risk	—	—	—	—	$(354,903)
	Equity Risk	—	—	$1,374	—	—
Total		—	—	$1,374	—	$(354,903)
Equally-Weighted S&P 500	Interest Rate Risk	$274,412	—	—	—	—
Capital Growth	Foreign Currency Risk	—	—	—	—	$2,603
Focus Growth	Foreign Currency Risk	—	—	—	—	$(4,429)
Capital Opportunities	Foreign Currency Risk	—	—	—	—	$(1,311)
Mid Cap Growth	Foreign Currency Risk	—	—	—	—	$(2,208)
Dividend Growth	Equity Risk	—	—	$89,207	—	—

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED††	FORWARD FOREIGN CURRENCY
Flexible Income	Interest Rate Risk	$290,968	$(994,099)	$25,553	$(38,404)	—
	Credit Risk	—	(38,586)	—	—	—
	Foreign Currency Risk	—	—	—	—	$3,016
Total		$290,968	$(1,032,685)	$25,553	$(38,404)	$3,016
Balanced	Interest Rate Risk	$115,178	$(689,823)	$10,411	$(15,646)	—
	Credit Risk	—	(8,725)	—	—	—
Total		$115,178	$(698,548)	$10,411	$(15,646)	—

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CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED††	FORWARD FOREIGN CURRENCY
Global Infrastructure	Equity Risk	—	—	$(9,657)	—	—
	Foreign Currency Risk	—	—	—	—		$(22,046)
Total		—	—	$(9,657)	—	$(22,046)
Dividend Growth	Equity Risk	—	—	$3,124	—	—
Equally-Weighted S&P 500	Interest Rate Risk	$(15,898)	—	—	—	—

††  Amounts are included in investments in the Statements of Operations

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Flexible Income — 0.32%.

Balanced — 0.52% to the portion of the daily net assets not exceeding $500 million and 0.495% to the portion of the daily net assets in excess of $500 million.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

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Notes to Financial Statements ■ December 31, 2009 continued

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides Global Infrastructure with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Portfolio.

Dividend Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Equally-Weighted S&P 500 — 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Capital Growth — 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.35% to the portion of the daily net assets in excess of $3 billion.

Focus Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Capital Opportunities — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Mid Cap Growth — 0.42% to the portion of the daily net assets not exceeding $500 million and 0.395% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to each Portfolio's daily net assets.

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Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive all or a portion of the Money Market Portfolio's distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2009, the Distributor waived $335,329 and the Investment Adviser waived $368,470. This waiver may be terminated at any time.

6. Security Transactions and Transactions with Affiliates

Each Portfolio (except Money Market) may invest in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to the advisory and administrative services fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Portfolio in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended December 31, 2009, the table below identifies, for each Portfolio that invested in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, that amount by which that Portfolio's advisory fees were reduced in relation to that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

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Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	INCOME DISTRIBUTION EARNED	ADVISORY FEE REDUCTION
Flexible Income	$8,596	$2,912
Balanced	6,374	2,402
Global Infrastructure	870	403
Dividend Growth	1,876	895
Equally-Weighted S&P 500	1,434	711
Capital Growth	2,673	1,054
Focus Growth	5,373	2,848
Capital Opportunities	1,660	811
Mid Cap Growth	2,254	932

During the year ended December 31, 2009, each Portfolio's cost of purchases and proceeds from sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class were as follows:

PORTFOLIO	PURCHASES	SALES
Flexible Income	$21,242,234	$26,440,732
Balanced	14,846,542	16,686,367
Global Infrastructure	19,821,235	20,156,157
Dividend Growth	20,846,234	20,769,420
Equally-Weighted S&P 500	14,033,954	14,033,954
Capital Growth	6,171,533	7,428,726
Focus Growth	16,218,196	16,387,052
Capital Opportunities	6,122,671	6,313,249
Mid Cap Growth	6,235,111	6,849,494

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Notes to Financial Statements ■ December 31, 2009 continued

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 2009 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS MATURITIES	PURCHASES	SALES/PREPAYMENTS MATURITIES
Money Market	—	—	$21,521,517,838	$21,595,696,865
Flexible Income	$33,442,251	$33,043,173	13,769,106	15,101,119
Balanced	12,807,921	12,359,388	16,810,424	22,009,994
Global Infrastructure	—	—	92,838,329	99,109,020
Dividend Growth	—	—	40,313,839	58,274,271
Equally-Weighted S&P 500	—	—	27,891,948	41,962,331
Capital Growth	—	—	4,533,750	7,837,814
Focus Growth	—	—	8,073,136	21,440,240
Capital Opportunities	—	—	4,162,386	6,892,023
Mid Cap Growth	—	—	8,616,373	11,494,968

The following Portfolio had transactions in Morgan Stanley common stock, an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator:

	PURCHASES	SALES	NET REALIZED LOSS	INCOME	VALUE
Equally-Weighted S&P 500	$61,794	$108,597	$(42,640)	$3,725	$212,262

The following Portfolio had transactions in Hartford Financial Services Group, Inc. common stock, an affiliate of the Fund:

	PURCHASES	SALES	NET REALIZED GAIN	INCOME	VALUE
Equally-Weighted S&P 500	$121,983	$234,230	$34,974	$2,350	$207,409

The following Portfolio had transactions in Mitsubishi UFJ Financial Group, Inc. common stock, an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator:

	SALES	NET REALIZED LOSS	INCOME
Balanced	$54,802	$(27,057)	$412

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Notes to Financial Statements ■ December 31, 2009 continued

For the period June 1, 2009 through December 31, 2009 the following Portfolios had transactions with Citigroup, Inc. an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator:

PORTFOLIO	PURCHASES	SALES	NET REALIZED GAIN (LOSS)	INCOME	VALUE
Flexible Income	$112,586	—	—	$7,038	$213,369
Balanced	694,753	$10,412	$1,127	8,070	719,319
Equally-Weighted S&P 500	41,443	28,243	(101,695)	—	184,503

The following Portfolios had transactions with other Morgan Stanley funds during the period ended December 31, 2009:

PORTFOLIO	PURCHASES	SALES	NET REALIZED GAIN (LOSS)
Global Infrastructure	—	$502,831	$11,367
Capital Growth	—	353	36
Focus Growth	$240,800	571,330	(160,208)
Capital Opportunities	102,461	823,622	16,644
Mid Cap Growth	46,960	19,548	(48,555)

For the year ended December 31, 2009, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator for portfolio transactions executed on behalf of each Portfolio:

FOCUS GROWTH	BALANCED	CAPITAL GROWTH	MID CAP GROWTH	DIVIDEND GROWTH	GLOBAL INFRASTRUCTURE	CAPITAL OPPORTUNITIES
$3,226	$1,386	$132	$122	$790	$1,324	$959

For the period June 1, 2009 (the date on which Citigroup, Inc. became an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator, through December 31, 2009, the following Portfolios incurred brokerage commission with Citigroup, Inc. for portfolio transactions executed on behalf of the Portfolio.

BALANCED	MID CAP GROWTH	DIVIDEND GROWTH	GLOBAL INFRASTRUCTURE
$422	$351	$219	$24

Morgan Stanley Trust, an affiliate of the Investment Adviser, Distributor, Sub-Adviser and Administrator is the Fund's transfer agent.

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7. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Portfolios are not backed by sub-prime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid for the years ended December 31, 2008 and December 31, 2009 for all portfolios was the same as the book character shown on the Statements of Changes except as follows:

	BALANCED	EQUALLY-WEIGHTED S&P 500
	FOR THE YEAR ENDED DECEMBER 31, 2008	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE YEAR ENDED DECEMBER 31, 2008
Ordinary income	$1,038,204	$2,078,765	$4,338,685
Long-term capital gains	6,420,262	3,630,819	29,409,923
Total distributions	$7,458,466	$5,709,584	$33,748,608

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Notes to Financial Statements ■ December 31, 2009 continued

As of December 31, 2009, the tax-basis components of accumulated earnings (losses) were as follows:

	MONEY MARKET	FLEXIBLE INCOME	BALANCED	GLOBAL INFRASTRUCTURE	DIVIDEND GROWTH
Undistributed ordinary income	$4,469	$1,785,332	$802,163	$969,026	$1,544,512
Undistributed long-term gains	—	—	—	1,342,154	—
Net accumulated earnings	4,469	1,785,332	802,163	2,311,180	1,544,512
Foreign tax credit pass-through	—	—	—	97,438	—
Capital loss carryforward	—	(27,213,970)	(3,066,072)	—	(84,708,974)
Post-October losses	—	(8,878)	—	(178,134)	(1,027,933)
Temporary differences	(973)	(12,777)	(195)	(97,608)	(472)
Net unrealized appreciation (depreciation)	—	(2,202,938)	993,270	3,979,742	3,510,426
Total accumulated earnings (losses)	$3,496	$(27,653,231)	$(1,270,834)	$6,112,618	$(80,682,441)
	EQUALLY- WEIGHTED S&P 500	CAPITAL GROWTH	FOCUS GROWTH	CAPITAL OPPORTUNITIES	MID CAP GROWTH
Undistributed ordinary income	$1,346,448	—	$32,426	—	$29,522
Undistributed long-term gains	—	—	—	—	—
Net accumulated earnings	1,346,448	—	32,426	—	29,522
Capital loss carryforward	(9,171,642)	$(19,605,066)	(83,263,497)	$(59,862,680)	(13,258,425)
Post-October losses	—	(551)	(406)	(109)	(59,247)
Temporary differences	(401)	(115)	(348)	(84)	(112)
Net unrealized appreciation (depreciation)	36,329,121	3,072,064	9,003,977	4,329,945	(225,106)
Total accumulated earnings (losses)	$28,503,526	$(16,533,668)	$(74,227,848)	$(55,532,928)	$(13,513,368)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

As of December 31, 2009, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

(AMOUNTS IN THOUSANDS)

AVAILABLE THROUGH DECEMBER 31,	2010	2011	2012	2013	2014	2016	2017	TOTAL
Flexible Income	$6,782	$6,161	$1,199	$562	$939	$4,961	$6,610	$27,214
Balanced	—	—	—	—	—	1,128	1,938	3,066
Dividend Growth	37,657	21,222	—	—	—	7,857	17,973	84,709
Equally-Weighted S&P 500	—	—	—	—	—	—	9,172	9,172
Capital Growth	16,400	3,145	60	—	—	—	—	19,605
Focus Growth	74,785	—	—	—	—	4,859	3,619	83,263
Capital Opportunities	57,567	—	—	—	—	1,929	367	59,863
Mid Cap Growth	10,927	—	—	—	—	—	2,331	13,258

During the year ended December 31, 2009, the following Portfolios utilized net capital loss carryforwards: Money Market — $285; Global Infrastructure — $1,102,225; Capital Growth — $496,914.

At December 31, 2009, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

	TEMPORARY DIFFERENCES		PERMANENT DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES	FOREIGN CURRENCY GAINS/LOSSES	NET OPERATING LOSS
Money Market
Flexible Income		•	•	•
Balanced			•	•
Global Infrastructure		•	•	•
Dividend Growth		•	•
Equally-Weighted S&P 500			•
Capital Growth	•	•	•	•
Focus Growth		•		•
Capital Opportunities	•	•	•	•
Mid Cap Growth		•	•	•

Additionally, the following Portfolios had other temporary differences: Flexible Income — interest on bonds in default; Flexible Income, Balanced, Global Infrastructure and Equally-Weighted S&P 500 — gain/loss from the mark-to-market of futures and/or options contracts; Flexible Income, Balanced and Dividend Growth — capital loss deferrals on straddles; Global Infrastructure — mark-to-market of passive foreign investment

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

companies ("PFICs"); Equally-Weighted S&P 500 — tax adjustments on real estate investment trusts (REITs) held by the Portfolio. The following Portfolios had other permanent differences: Flexible Income and Balanced — reclassification of net gains/losses on paydowns and gains on swaps; Global Infrastructure — tax adjustments on PFICs sold by the Portfolio; Equally-Weighted S&P 500 — tax adjustments on REITs held/sold by the Portfolio; Flexible Income, Capital Growth, Focus Growth and Capital Opportunities — expired capital loss carryforward. The following Portfolios had temporary and/or permanent differences attributable to book amortization of premiums on debt securities: Flexible Income and Balanced.

The permanent differences resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2009:

	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$3,496	$(3,496)	—
Flexible Income	(50,515)	2,771,930	$(2,721,415)
Balanced	71,974	(71,974)	—
Global Infrastructure	(308,884)	308,884	—
Dividend Growth	539	(539)	—
Equally-Weighted S&P 500	(53,921)	62,060	(8,139)
Capital Growth	(15,990)	4,803,416	(4,787,426)
Focus Growth	60,771	122,639,715	(122,700,486)
Capital Opportunities	25,975	17,379,946	(17,405,921)
Mid Cap Growth	(102)	(14,104)	14,206

9. Guarantee Program for Money Market Funds

On September 29, 2008, the Trustees approved the participation by the Money Market Portfolio in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Under this Program, the U.S. Treasury guaranteed investors of participating money market funds that they would receive $1.00 for each money market fund share held as of close of business on September 19, 2008.

Each money market fund paid a fee in order to participate in the Program. The Program went into effect for an initial three month term and was subsequently extended by the U.S. Treasury through September 18, 2009.

10. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales,

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2009 continued

issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. At this time, the Fund's management is evaluating the implications of ASU 2010-06.

Morgan Stanley Select Dimensions Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS		TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2005	$1.00	$0.030		—	$0.030	$(0.030)	—		$(0.030)
2006	1.00	0.040		—	0.040	(0.040)	—		(0.040)
2007	1.00	0.050		—	0.050	(0.050)	—		(0.050)
2008	1.00	0.020		—	0.020	(0.020)	—		(0.020)
2009	1.00	0.000	(j)	—	0.000 (j)	0.000 (j)	—		0.000 (j)
CLASS Y SHARES
2005	1.00	0.020		—	0.020	(0.020)	—		(0.020)
2006	1.00	0.040		—	0.040	(0.040)	—		(0.040)
2007	1.00	0.050		—	0.050	(0.050)	—		(0.050)
2008	1.00	0.020		—	0.020	(0.020)	—		(0.020)
2009	1.00	0.000	(j)	—	0.000 (j)	0.000 (j)	—		0.000 (j)
FLEXIBLE INCOME CLASS X SHARES
2005	7.68	0.38		$(0.17)	0.21	(0.54)	—		(0.54)
2006	7.35	0.46		(0.04)	0.42	(0.47)	—		(0.47)
2007	7.30	0.48		(0.21)	0.27	(0.44)	$(0.01	)(g)	(0.45)
2008	7.12	0.41		(1.93)	(1.52)	(0.14)	—		(0.14)
2009	5.46	0.32		0.73	1.05	(0.43)	—		(0.43)
CLASS Y SHARES
2005	7.65	0.36		(0.16)	0.20	(0.52)	—		(0.52)
2006	7.33	0.44		(0.05)	0.39	(0.45)	—		(0.45)
2007	7.27	0.46		(0.20)	0.26	(0.42)	(0.01	)(g)	(0.43)
2008	7.10	0.39		(1.93)	(1.54)	(0.13)	—		(0.13)
2009	5.43	0.31		0.72	1.03	(0.42)	—		(0.42)
BALANCED CLASS X SHARES
2005	15.95	0.34		0.95	1.29	(0.36)	—		(0.36)
2006	16.88	0.41		1.60	2.01	(0.44)	(0.88)		(1.32)
2007	17.57	0.42		0.28	0.70	(0.45)	(1.42)		(1.87)
2008	16.40	0.36		(3.77)	(3.41)	(0.11)	(1.83)		(1.94)
2009	11.05	0.22		1.87	2.09	(0.35)	—		(0.35)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE	PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2005	$1.00	2.73%	$52,030	0.57%		2.68%		—	N/A
2006	1.00	4.59	46,731	0.58		4.56		—	N/A
2007	1.00	4.93	38,036	0.58		4.79		—	N/A
2008	1.00	2.38	42,190	0.58		2.34		—	N/A
2009	1.00	0.03	40,771	0.39	(e)(f)	0.03	(e)(f)	—	N/A
CLASS Y SHARES
2005	1.00	2.48	37,010	0.82		2.43		—	N/A
2006	1.00	4.34	74,239	0.83		4.31		—	N/A
2007	1.00	4.67	84,724	0.83		4.54		—	N/A
2008	1.00	2.13	173,595	0.83		1.91		—	N/A
2009	1.00	0.01	101,015	0.40	(e)(f)	0.02	(e)(f)	—	N/A
FLEXIBLE INCOME CLASS X SHARES
2005	7.35	2.88	35,755	0.60		5.11		—	83%
2006	7.30	5.76	29,166	0.56		6.30		—	52
2007	7.12	3.89	24,135	0.61		6.62		—	51
2008	5.46	(21.62)	14,743	0.67	(h)	6.48	(h)	0.01%	73
2009	6.08	19.77	13,924	0.92	(h)	5.58	(h)	0.01	165
CLASS Y SHARES
2005	7.33	2.62	25,624	0.85		4.86		—	83
2006	7.27	5.68	25,765	0.81		6.05		—	52
2007	7.10	3.64	25,381	0.86		6.37		—	51
2008	5.43	(21.89)	15,658	0.92	(h)	6.23	(h)	0.01	73
2009	6.04	19.45	16,357	1.17	(h)	5.33	(h)	0.01	165
BALANCED CLASS X SHARES
2005	16.88	8.21	64,663	0.70		2.07		—	55
2006	17.57	12.67	54,204	0.74		2.42		—	45
2007	16.40	3.86	42,488	0.78		2.44		—	86
2008	11.05	(22.51)	25,225	0.84	(h)	2.65	(h)	0.01	65
2009	12.79	19.48	25,961	0.82	(h)	1.91	(h)	0.01	77

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
BALANCED CLASS Y SHARES
2005	$15.92	$0.30	$0.95	$1.24	$(0.32)	—	$(0.32)
2006	16.84	0.37	1.59	1.96	(0.40)	$(0.88)	(1.28)
2007	17.52	0.38	0.29	0.67	(0.41)	(1.42)	(1.83)
2008	16.36	0.33	(3.76)	(3.43)	(0.10)	(1.83)	(1.93)
2009	11.00	0.19	1.85	2.04	(0.32)	—	(0.32)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2005	18.82	0.43	2.62	3.05	(0.44)	—	(0.44)
2006	21.43	0.46	3.88	4.34	(0.48)	—	(0.48)
2007	25.29	0.51	4.49	5.00	(0.52)	—	(0.52)
2008	29.77	0.58	(10.37)	(9.79)	(0.15)	—	(0.15)
2009	19.83	0.54	3.00	3.54	(0.69)	—	(0.69)
CLASS Y SHARES
2005	18.81	0.38	2.62	3.00	(0.39)	—	(0.39)
2006	21.42	0.40	3.87	4.27	(0.42)	—	(0.42)
2007	25.27	0.45	4.48	4.93	(0.45)	—	(0.45)
2008	29.75	0.52	(10.36)	(9.84)	(0.13)	—	(0.13)
2009	19.78	0.49	3.00	3.49	(0.64)	—	(0.64)
DIVIDEND GROWTH CLASS X SHARES
2005	15.81	0.20	0.67	0.87	(0.20)	—	(0.20)
2006	16.48	0.22	1.62	1.84	(0.23)	—	(0.23)
2007	18.09	0.22	0.55	0.77	(0.22)	—	(0.22)
2008	18.64	0.26	(7.06)	(6.80)	(0.07)	—	(0.07)
2009	11.77	0.21	2.61	2.82	(0.25)	—	(0.25)
CLASS Y SHARES
2005	15.79	0.16	0.66	0.82	(0.16)	—	(0.16)
2006	16.45	0.18	1.62	1.80	(0.18)	—	(0.18)
2007	18.07	0.17	0.55	0.72	(0.18)	—	(0.18)
2008	18.61	0.22	(7.04)	(6.82)	(0.06)	—	(0.06)
2009	11.73	0.18	2.60	2.78	(0.21)	—	(0.21)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
BALANCED CLASS Y SHARES
2005	$16.84	7.89%	$27,970	0.95%		1.82%		—		55%
2006	17.52	12.37	30,562	0.99		2.17		—		45
2007	16.36	3.60	27,535	1.03		2.19		—		86
2008	11.00	(22.64)	17,048	1.09	(h)	2.40	(h)	0.01%		65
2009	12.72	19.07	16,210	1.07	(h)	1.66	(h)	0.01		77
GLOBAL INFRASTRUCTURE CLASS X SHARES
2005	21.43	16.28	59,823	0.72		2.12		—		38
2006	25.29	20.50	52,892	0.74		2.02		—		21
2007	29.77	19.86	48,582	0.75		1.83		—		8
2008	19.83	(33.02)	26,297	0.84	(h)	2.28	(h)	0.00	(i)	77
2009	22.68	18.47	24,953	1.42	(h)	2.75	(h)	0.00	(i)	279
CLASS Y SHARES
2005	21.42	16.00	16,267	0.97		1.87		—		38
2006	25.27	20.17	17,495	0.99		1.77		—		21
2007	29.75	19.59	18,763	1.00		1.58		—		8
2008	19.78	(33.19)	10,886	1.09	(h)	2.03	(h)	0.00	(i)	77
2009	22.63	18.18	10,332	1.67	(h)	2.50	(h)	0.00	(i)	279
DIVIDEND GROWTH CLASS X SHARES
2005	16.48	5.57	249,516	0.63		1.26		—		38
2006	18.09	11.25	201,169	0.67		1.31		—		115
2007	18.64	4.27	153,676	0.67		1.18		—		48
2008	11.77	(36.60)	77,428	0.71	(h)	1.63	(h)	0.01		61
2009	14.34	24.39	75,962	0.72	(h)	1.72	(h)	0.00	(i)	44
CLASS Y SHARES
2005	16.45	5.32	56,061	0.88		1.01		—		38
2006	18.07	10.98	54,255	0.92		1.06		—		115
2007	18.61	3.95	49,021	0.92		0.93		—		48
2008	11.73	(36.76)	24,355	0.96	(h)	1.38	(h)	0.01		61
2009	14.30	24.11	23,361	0.97	(h)	1.47	(h)	0.00	(i)	44

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
EQUALLY-WEIGHTED S&P 500 CLASS X SHARES
2005	$24.45	$0.32	$1.54	$1.86	$(0.23)	$(0.37)	$(0.60)
2006	25.71	0.37	3.45	3.82	(0.34)	(1.44)	(1.78)
2007	27.75	0.41	0.20	0.61	(0.42)	(2.57)	(2.99)
2008	25.37	0.32	(8.73)	(8.41)	(0.45)	(4.90)	(5.35)
2009	11.61	0.22	4.75	4.97	(0.34)	(0.55)	(0.89)
CLASS Y SHARES
2005	24.25	0.26	1.53	1.79	(0.19)	(0.37)	(0.56)
2006	25.48	0.30	3.42	3.72	(0.29)	(1.44)	(1.73)
2007	27.47	0.34	0.19	0.53	(0.35)	(2.57)	(2.92)
2008	25.08	0.27	(8.63)	(8.36)	(0.37)	(4.90)	(5.27)
2009	11.45	0.19	4.69	4.88	(0.29)	(0.55)	(0.84)
CAPITAL GROWTH CLASS X SHARES
2005	15.21	0.01	2.35	2.36	(0.06)	—	(0.06)
2006	17.51	(0.01)	0.70	0.69	—	—	—
2007	18.20	0.08	3.91	3.99	—	—	—
2008	22.19	(0.04)	(10.74)	(10.78)	(0.06)	—	(0.06)
2009	11.35	0.02	7.49	7.51	—	—	—
CLASS Y SHARES
2005	15.08	(0.03)	2.32	2.29	(0.04)	—	(0.04)
2006	17.33	(0.05)	0.69	0.64	—	—	—
2007	17.97	0.03	3.86	3.89	—	—	—
2008	21.86	(0.08)	(10.59)	(10.67)	0.00 (d)	—	0.00 (d)
2009	11.19	(0.02)	7.37	7.35	—	—	—
FOCUS GROWTH CLASS X SHARES
2005	15.14	0.01	2.15	2.16	(0.11)	—	(0.11)
2006	17.19	(0.03)	0.09	0.06	0.00 (d)	—	0.00 (d)
2007	17.25	0.08	3.85	3.93	—	—	—
2008	21.18	(0.03)	(10.83)	(10.86)	(0.07)	—	(0.07)
2009	10.25	0.01	7.35	7.36	(0.02)	—	(0.02)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
EQUALLY-WEIGHTED S&P 500 CLASS X SHARES
2005	$25.71	7.81%	$120,117	0.27%		1.30%		—		17%
2006	27.75	15.69	103,824	0.27		1.40		—		17
2007	25.37	1.47	77,688	0.28		1.48		—		17
2008	11.61	(40.02)	36,814	0.31	(h)	1.70	(h)	0.00	%(i)	32
2009	15.69	45.08	43,553	0.37	(h)	1.72	(h)	0.00	(i)	13
CLASS Y SHARES
2005	25.48	7.57	101,156	0.52		1.05		—		17
2006	27.47	15.34	112,897	0.52		1.15		—		17
2007	25.08	1.23	99,861	0.53		1.23		—		17
2008	11.45	(40.19)	46,447	0.56	(h)	1.45	(h)	0.00	(i)	32
2009	15.49	44.79	57,578	0.62	(h)	1.47	(h)	0.00	(i)	13
CAPITAL GROWTH CLASS X SHARES
2005	17.51	15.55	31,126	0.70		0.05		—		83
2006	18.20	3.94	23,975	0.71		(0.04)		—		61
2007	22.19	21.92	21,863	0.70		0.38		—		55
2008	11.35	(48.70)	8,621	0.81	(h)	(0.21	)(h)	0.00	(i)	42
2009	18.86	66.17	11,748	0.91	(h)	0.11	(h)	0.00	(i)	19
CLASS Y SHARES
2005	17.33	15.21	21,746	0.95		(0.20)		—		83
2006	17.97	3.75	27,009	0.96		(0.29)		—		61
2007	21.86	21.58	27,644	0.95		0.13		—		55
2008	11.19	(48.81)	12,953	1.06	(h)	(0.46	)(h)	0.00	(i)	42
2009	18.54	65.68	17,864	1.16	(h)	(0.14	)(h)	0.00	(i)	19
FOCUS GROWTH CLASS X SHARES
2005	17.19	14.39	186,633	0.67		0.06		—		73
2006	17.25	0.37	137,081	0.69		(0.15)		—		98
2007	21.18	22.78	125,826	0.72		0.44		—		48
2008	10.25	(51.43)	48,722	0.70	(h)	(0.19	)(h)	0.01		31
2009	17.59	71.83	67,932	0.77	(h)	0.10	(h)	0.00	(i)	11

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
FOCUS GROWTH CLASS Y SHARES
2005	$15.05	$(0.03)	$2.15	$2.12	$(0.07)	—	$(0.07)
2006	17.10	(0.07)	0.09	0.02	—	—	—
2007	17.12	0.04	3.81	3.85	—	—	—
2008	20.97	(0.08)	(10.73)	(10.81)	(0.01)	—	(0.01)
2009	10.15	(0.02)	7.27	7.25	—	—	—
CAPITAL OPPORTUNITIES CLASS X SHARES
2005	9.55	(0.03)	2.19	2.16	—	—	—
2006	11.71	(0.04)	0.95	0.91	—	—	—
2007	12.62	0.04	2.41	2.45	—	—	—
2008	15.07	(0.05)	(7.34)	(7.39)	—	—	—
2009	7.68	(0.02)	5.38	5.36	—	—	—
CLASS Y SHARES
2005	9.45	(0.06)	2.16	2.10	—	—	—
2006	11.55	(0.07)	0.94	0.87	—	—	—
2007	12.42	0.00	2.37	2.37	—	—	—
2008	14.79	(0.08)	(7.19)	(7.27)	—	—	—
2009	7.52	(0.05)	5.26	5.21	—	—	—
MID CAP GROWTH CLASS X SHARES
2005	20.01	(0.03)	3.78	3.75	—	—	—
2006	23.76	0.12	2.40	2.52	—	—	—
2007	26.28	0.16	5.87	6.03	(0.12)	—	(0.12)
2008	32.19	(0.05)	(15.34)	(15.39)	(0.19)	—	(0.19)
2009	16.61	0.03	10.01	10.04	—	—	—
CLASS Y SHARES
2005	19.79	(0.08)	3.72	3.64	—	—	—
2006	23.43	0.05	2.38	2.43	—	—	—
2007	25.86	0.09	5.76	5.85	(0.04)	—	(0.04)
2008	31.67	(0.11)	(15.10)	(15.21)	(0.12)	—	(0.12)
2009	16.34	(0.03)	9.84	9.81	—	—	—

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
FOCUS GROWTH CLASS Y SHARES
2005	$17.10	14.16%	$42,906	0.92%		(0.19)%		—		73%
2006	17.12	0.12	36,895	0.94		(0.40)		—		98
2007	20.97	22.49	38,526	0.97		0.19		—		48
2008	10.15	(51.57)	14,206	0.95	(h)	(0.44	)(h)	0.01%		31
2009	17.40	71.43	22,047	1.02	(h)	(0.15	)(h)	0.00	(i)	11
CAPITAL OPPORTUNITIES CLASS X SHARES
2005	11.71	22.62	24,087	0.89		(0.33)		—		87
2006	12.62	7.86	19,112	0.90		(0.32)		—		59
2007	15.07	19.32	17,108	0.94		0.26		—		57
2008	7.68	(49.04)	6,744	1.04	(h)	(0.37	)(h)	0.00	(i)	33
2009	13.04	69.79	9,601	1.23	(h)	(0.24	)(h)	0.00	(i)	23
CLASS Y SHARES
2005	11.55	22.22	15,897	1.14		(0.58)		—		87
2006	12.42	7.53	16,127	1.15		(0.57)		—		59
2007	14.79	19.08	18,362	1.19		0.01		—		57
2008	7.52	(49.15)	8,571	1.29	(h)	(0.62	)(h)	0.00	(i)	33
2009	12.73	69.28	12,455	1.48	(h)	(0.49	)(h)	0.00	(i)	23
MID CAP GROWTH CLASS X SHARES
2005	23.76	18.69	49,116	0.63		(0.15)		—		102
2006	26.28	10.69	41,466	0.63		0.47		—		65
2007	32.19	22.94	38,069	0.67		0.54		—		78
2008	16.61	(48.06)	16,023	0.74	(h)	(0.19	)(h)	0.01		43
2009	26.65	60.45	21,310	0.84	(h)	0.12	(h)	0.00	(i)	36
CLASS Y SHARES
2005	23.43	18.40	10,704	0.88		(0.40)		—		102
2006	25.86	10.42	10,192	0.88		0.22		—		65
2007	31.67	22.65	12,788	0.92		0.29		—		78
2008	16.34	(48.20)	5,469	0.99	(h)	(0.44	)(h)	0.01		43
2009	26.15	60.04	8,267	1.09	(h)	(0.13	)(h)	0.00	(i)	36

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  Includes dividends of less than $0.001.

(e)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.03%. See Note 9.

(f)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2009
Class X	0.59%	(0.17)%
Class Y	0.84	(0.42)

(g)  Distribution from paid-in-capital.

(h)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(i)  Amount is less than 0.005%.

(j)  Amount is less than $0.001.

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Select Dimensions Investment Series:

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Select Dimensions Investment Series (the "Fund"), comprised of the Money Market Portfolio, Flexible Income Portfolio, Balanced Portfolio, Global Infrastructure Portfolio, Dividend Growth Portfolio, Equally-Weighted S&P 500 Portfolio, Capital Growth Portfolio, Focus Growth Portfolio, Capital Opportunities Portfolio and Mid Cap Growth Portfolio (the "Portfolios"), including the portfolios of investments, as of December 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios of Morgan Stanley Select Dimensions Investment Series as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 26, 2010

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

  †  For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Morgan Stanley Select Dimensions Investment Series

Federal Tax Notice ■ December 31, 2009 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2009. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

FUND	DIVIDENDS RECEIVED DEDUCTION%	QUALIFYING U.S. GOVT. INCOME%
Balanced Portfolio	48.45%	5.67%
Capital Growth Portfolio	0.00%	0.00%
Capital Opportunities Portfolio	0.00%	0.00%
Dividend Growth Portfolio	100.00%	0.00%
Equally-Weighted S&P 500 Portfolio	100.00%	0.00%
Flexible Income Portfolio	0.00%	3.67%
Focus Growth Portfolio	100.00%	0.00%
Global Infrastructure Portfolio	92.04%	0.00%
Mid Cap Growth Portfolio	0.00%	0.00%
Money Market Portfolio	0.00%	5.63%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
Equally-Weighted S&P 500 Portfolio	$3,630,819

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2009. The Global Infrastructure Portfolio intends to pass through foreign tax credits of $97,438 and has derived net income from sources within foreign countries amounting to $765,350.

Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Randy Takian President and Principal Executive Officer

Kevin Klingert Vice President

Carsten Otto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Chief Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Trust Harborside Financial Center, Plaza Two Jersey City, New Jersey 07311	Deloitte & Touche LLP Two World Financial Center New York, New York 10281

Legal Counsel	Counsel to the Independent Trustees
Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

Investment Adviser	Sub-Adviser (Global Infrastructure)
Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036	Morgan Stanley Investment Management Limited 25 Cabot Square, London, E14 4QA, England

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

SELDIMANN
IU10-00731P-Y12/09

#40474

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant		Covered Entities(1)
Audit Fees	$207,200		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$6,909,000	(2)
Tax Fees	$42,660	(3)	$1,013,000	(4)
All Other Fees	$		$
Total Non-Audit Fees	$42,660		$7,922,000

Total	$249,860		$7,922,000

2008

	Registrant		Covered Entities(1)
Audit Fees	$238,605		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$6,418,000	(2)
Tax Fees	$49,401	(3)	$881,000	(4)
All Other Fees	$			$(5)
Total Non-Audit Fees	$49,401		$7,299,000

Total	$288,006		$7,299,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                      Not applicable.

(g)                   See table above.

(h)      The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Randy Takian

Randy Takian

Principal Executive Officer

February 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian

Randy Takian

Principal Executive Officer

February 18, 2010

/s/ Francis Smith

Francis Smith

Principal Financial Officer

February 18, 2010